Exhibit 10.15

*** Confidential Treatment Requested

FAST-START SMART GRID PROJECT MASTER AGREEMENT

CUSTOMER Name: State of Incorporation: CUSTOMER ADDRESS FOR NOTICES Address: Address: Address: Telephone:	EFFECTIVE DATE:
CUSTOMER CONTACT Name: Title: Phone: Fax: Email:	CUSTOMER BILLING CONTACT Name: Address: Phone: Fax: Email:
SSN CONTACT Name: Title: Phone: Fax: Email:	SSN ADDRESS FOR NOTICES 555 Broadway Street Redwood City, California 94063 USA Attn: CEO Copy to: General Counsel Telephone: 650.298.4200

SIGNATURES

CUSTOMER:	SILVER SPRING NETWORKS, INC.:

***	***

***	The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment and Rule 406 promulgated under the Securities Act of 1933.

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FAST-START SMART GRID PROJECT MASTER AGREEMENT

TABLE OF CONTENTS

I.	INTRODUCTION		5
II.	PURCHASING TERMS		5
1.	ORDERING EQUIPMENT FROM SSN		5
	1.1.	PURCHASE ORDERS	5
	1.2.	SHIPMENT	5
	1.3.	INSPECTION AND ACCEPTANCE OR REJECTION	5
2.	ORDERING SOFTWARE FROM SSN		5
	2.1.	PURCHASE ORDERS	5
	2.2	LICENSE TERMS	5
3.	ORDERING SERVICES FROM SSN		6
	3.1.	STATEMENTS OF WORK	6
	3.2.	SOLUTION SERVICES	6
	3.3.	MAINTENANCE SERVICES FOR SOFTWARE	7
4.	PURCHASE ORDER TERMS		7
5.	WARRANTIES		7
	5.1.	EQUIPMENT PURCHASED FROM SSN	7
	5.2.	LIMITED WARRANTY FOR PROJECT MANAGEMENT AND DEPLOYMENT SERVICES	8
	5.3.	SOFTWARE LICENSED BY SSN	8
	5.4.	DISCLAIMER OF IMPLIED WARRANTIES	9
6.	PURCHASING THIRD PARTY PRODUCTS		9
	6.1.	PURCHASING THIRD PARTY STAND-ALONE PRODUCTS FROM SSN	9
	6.2.	PURCHASING INTEGRATED PRODUCTS FROM SSN	9
	6.3.	PURCHASING INTEGRATED PRODUCTS FROM THIRD PARTIES	9
	6.4.	PURCHASING NICS FOR INTEGRATION INTO INTEGRATED PRODUCTS	9
	6.5.	HAN DEVICE COMPATIBILITY	9
7.	PRODUCT CHANGES		10
	7.1.	EQUIPMENT CHANGES	10
	7.2.	SOFTWARE AND DOCUMENTATION CHANGES	10
	7.3.	COMPATIBILITY	10
III.	PROJECT GOVERNANCE		11
8.	PROJECT PLAN		11
	8.1.	MUTUAL RESPONSIBILITY	11
	8.2.	CUSTOMER PROVIDED DOCUMENTS	11
9.	PROJECT ADMINISTRATION		11
	9.1.	PROJECT MANAGERS	11
	9.2.	MEETINGS	11
	9.3.	PROGRESS REPORTING	11
	9.4.	PROJECT ISSUES AND DISPUTES	11
10.	PROJECT STAFFING		11
	10.1.	MANAGEMENT OF EMPLOYEES	11
	10.2.	REMOVAL OF PERSONNEL	12
	10.3.	HOSTED PERSONNEL	12

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	10.4.	USE OF SUBCONTRACTORS	12
	10.5.	COMPLIANCE WITH LAWS AND REGULATIONS	12
11.	PROJECT CHANGES		12
	11.1.	REQUESTING A CHANGE	12
	11.2.	RESPONDING TO A CHANGE REQUEST	12
	11.3.	DOCUMENTING A CHANGE	13
12.	PROJECT SCHEDULE		13
	12.1.	MUTUAL OBLIGATION	13
	12.2.	SSN DELAYS	13
	12.3.	DUTY TO MITIGATE	13
	12.4.	CUSTOMER SUSPENSION	13
	12.5.	FORCE MAJEURE	13
	12.6.	LIQUIDATED DAMAGES	13
13.	SSN USE OF CUSTOMER FACILITIES		14
IV.	GENERAL LEGAL TERMS		15
14.	USER GROUP		15
15.	CONFIDENTIALITY		15
	15.1.	APPLICABILITY OF THIS SECTION	15
	15.2.	RESTRICTIONS	15
	15.3.	MUTUAL COOPERATION	15
	15.4.	REQUIRED DISCLOSURES	15
	15.5.	NO LIMITATION	16
	15.6.	NON-DISCLOSURE OF AGREEMENT TERMS	16
	15.7.	BREACH OF TERMS	16
16.	FEES; PAYMENT TERMS; TAXES		16
	16.1.	FEES	16
	16.2.	PAYMENT TERMS	16
	16.3.	TAXES	16
	16.4.	AUDIT RIGHTS; REPORTING	16
17.	INTELLECTUAL PROPERTY RIGHTS		17
	17.1.	OWNERSHIP	17
	17.2.	OWNERSHIP OF WORK PRODUCT AND DERIVATIVE WORKS	17
	17.3.	PROPRIETARY MARKINGS	18
18.	INDEMNIFICATION		18
	18.1.	SSN DUTY TO DEFEND AND PAY	18
	18.2.	SSN OPTIONS	18
	18.3.	EXCLUSIVE REMEDY	18
	18.4.	PERSONAL INJURY AND PROPERTY DAMAGE	18
	18.5.	PROCEDURES FOR INDEMNIFICATION UNDER SECTIONS 18.1 AND 18.4	19
19.	DATA PROTECTION		19
20.	LIMITATIONS OF LIABILITY		20
	20.1.	DISCLAIMER OF CERTAIN DAMAGES	20
	20.2.	DOLLAR LIMIT ON MOST LIABILITIES	20
	20.3.	DOLLAR LIMIT ON CERTAIN LIABILITIES	20
21.	TERM AND TERMINATION		20
	21.1.	TERM	20
	21.2.	TERMINATION FOR DEFAULT	20
	21.3.	TERMINATION FOR INSOLVENCY	20
	21.4.	TERMINATION FOR CONVENIENCE BY CUSTOMER	21
	21.5.	CONSEQUENCES OF TERMINATION FOR CAUSE BY CUSTOMER	21
	21.6.	CONSEQUENCES OF TERMINATION FOR CAUSE BY SSN	21
	21.7.	RETURN OF CONFIDENTIAL INFORMATION UPON TERMINATION	21
	21.8.	SURVIVAL	21

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22.	INSURANCE		22
23.	SOURCE CODE ESCROW		23
	23.1.	ESCROW DEPOSIT	23
	23.2.	RELEASE CONDITIONS	23
	23.3.	TREATMENT OF SOURCE CODE UPON RELEASE FROM ESCROW	24
24.	ESCROW OF MANUFACTURING KNOW-HOW		24
	24.1.	ESCROW DEPOSIT	24
	24.2.	RELEASE CONDITIONS	24
	24.3.	LICENSE GRANT	24
	24.4.	ASSISTANCE	25
	24.5.	MANUFACTURING FEE	25
	24.6.	REPORTING AND PAYMENT	25
25.	TREATMENT OF ESCROW IN CASE OF BANKRUPTCY		25
26.	RECORDS RETENTION		25
27.	DISPUTES		26
	27.1.	INFORMAL DISPUTE RESOLUTION	26
	27.2.	NOTICE OF DISPUTE	26
	27.3.	EXECUTIVE NEGOTIATION	26
	27.4.	UNRESOLVED DISPUTES; WAIVER OF JURY TRIAL	26
	27.5.	EXCEPTION FOR INJUNCTIVE RELIEF	26
28.	GENERAL		27
	28.1.	GOVERNING LAWS	27
	28.2.	BINDING UPON SUCCESSORS; ASSIGNMENT	27
	28.3.	SEVERABILITY	27
	28.4.	AMENDMENT AND WAIVERS	27
	28.5.	EXPORT/DEEMED EXPORT COMPLIANCE AND FOREIGN RESHIPMENT LIABILITY	27
	28.6.	NOTICES	27
	28.7.	THIRD PARTY BENEFICIARIES	28
	28.8.	PUBLICITY	28
	28.9.	COUNTERPARTS	28
	28.10.	DUE AUTHORIZATION	28
	28.11.	INDEPENDENT PARTIES	28
	28.12.	ENGLISH LANGUAGE	28
	28.13.	ENTIRE AGREEMENT; PRECEDENCE	28

           EXHIBITS

EXHIBIT A	GLOSSARY OF TERMS
EXHIBIT B	STATEMENT OF WORK
EXHIBIT C	EQUIPMENT IDENTIFICATION
EXHIBIT D	SOFTWARE IDENTIFICATION
EXHIBIT E	MAINTENANCE SERVICES TERMS
EXHIBIT F	SOLUTIONS SERVICES TERMS
EXHIBIT G	PRICING
EXHIBIT H	CONTRACTOR SITE AND SAFETY GUIDELINES
EXHIBIT I	TECHNICAL REQUIREMENTS
EXHIBIT J	ESCROW AGREEMENT

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

I. INTRODUCTION

These terms and conditions apply to all hardware, software and services Silver Spring Networks, Inc. (“SSN”) provides to the customer identified in the cover sheet of this Agreement (“Customer”) for the Fast-Start Smart Grid Project described in the applicable statement of work. Exhibits to the Master Agreement provide additional terms and conditions applicable to specific products and services. The capitalized terms in this Agreement (including any Purchase Orders) have the meanings set forth in Exhibit A (“Glossary of Terms”). An Exhibit may define additional terms; however, those definitions shall apply only to that Exhibit.

II. PURCHASING TERMS

1. ORDERING EQUIPMENT FROM SSN

1.1. Purchase Orders

During the term of this Agreement, Customer may order Equipment by issuing Purchase Orders to SSN specifying the type and quantity of Equipment, the shipment destination and the requested Delivery Date. Unless otherwise agreed in a separate writing (i.e., not solely in the Purchase Order itself), the requested Delivery Date must be no earlier than the date required by the Purchase Order Lead Time.

1.2. Shipment

SSN will ship the Equipment FOB Destination, Freight Collect. Customer shall pay for the costs of shipping, transit insurance and import duties and tariffs, all of which will be added to the Fees. SSN will arrange for insurance against loss during transit, with Customer designated as the beneficiary. Equipment will be packaged and labeled in a manner appropriate for the shipment method, unless special packaging and/or labeling requirements are specified in the SOW or Purchase Order, in which case any additional costs attributable to such special packaging and labeling will be at Customer’s cost and expense. Title to, and risk of loss of the Equipment will pass to Customer upon delivery.

1.3. Inspection and Acceptance or Rejection

Customer shall inspect the Equipment within *** following receipt (the “Inspection Period”) to ascertain correct quantities and identify visible damage or deviation from the Purchase Order. Upon notice to SSN within the Inspection Period, SSN will replace all damaged or incorrect Equipment and deliver, at SSN’s expense, replacement Equipment to meet the correct quantities. Such replacement deliveries will be completed within a reasonable period from SSN’s receipt of Customer’s notice. Customer’s failure to provide such notice to SSN within the Inspection Period shall constitute acceptance of the Equipment in the applicable shipment; provided that such acceptance shall not preclude Customer’s warranty rights and SSN’s repair and replacement obligations under Section 5 (“Warranties”).

2. ORDERING SOFTWARE FROM SSN

2.1. Purchase Orders

During the term of this Agreement, Customer may order Software from SSN through the issuance of Purchase Orders.

2.2 License Terms

2.2.1 UIQ Software. Subject to Customer’s compliance with the terms and conditions of this Agreement and payment of all applicable fees, SSN grants to Customer, solely for Customer’s own internal

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business purposes, a perpetual (for UIQ Software operated by Customer on its servers in its data center), non-exclusive, non-transferable license to use the (a) UIQ Software to manage or operate that number of Managed Devices for which Customer has paid Fees, and (b) Documentation in connection with its use of the Software. Customer may make up to *** copies of the Software exclusively for inactive back-up or archival purposes, to support development, testing, and support training environments. Customer may make copies of the Documentation reasonably needed for the purpose of exercising its rights under this Agreement. Notwithstanding the first sentence of this paragraph 2.2.1, Customer shall have the right to transfer the License, as described above, to any parent, subsidiary, or affiliate or to any successor entity as a result of a merger, acquisition or other corporate reorganization.

2.2.2 Firmware. The sale of Equipment will include a non-exclusive, perpetual, royalty-free, license to use the Firmware in the Equipment.

2.2.3. Intellectual Property Protection; Restrictions. All Software, including its operation, code, architecture and implementation, is SSN’s valuable intellectual property. Nothing in this Agreement gives Customer any Intellectual Property Rights in the Software and SSN reserves all rights not expressly granted herein. Customer shall not: (a) modify, create derivative works of or translate the Software; (b) assign, transfer, lease or sublicense the Software or the Documentation to any third party; (c) allow access to the Software by any user other than Customer’s personnel or contractors; (d) use the Software to provide processing services to third parties, or otherwise use the Software on a ‘service bureau’ or ‘timesharing’ or subscription basis; (e) reverse engineer, disassemble, decrypt, extract or otherwise reduce the Software to human-perceivable form (except to the extent the foregoing restriction is expressly prohibited by applicable law); or (f) publish the results from any benchmark tests run on the Software. Notwithstanding subpart (d), nothing herein shall prevent Customer from using UIQ Software to read Integrated Products, provided that (i) Customer has paid the applicable per-Managed Device license Fees and (ii) the UIQ Software is run on computers owned or controlled by Customer or SSN.

2.2.4. Delivery and Installation of Software and Updates. SSN shall deliver the Software and Documentation specified in the applicable Purchase Order, either physically or by electronic delivery. Customer, at its own expense, will be responsible for installing the Software, including any Updates that Customer is entitled to receive, unless SSN has agreed to perform the installation under a SOW. Firmware shall be delivered embedded in the Equipment and Firmware Updates will be provided by electronic delivery.

2.2.5. Government End Users. If this license is acquired under a U.S. government contract, Customer acknowledges that the Software and associated documentation are “Commercial Computer Software”, as that term is defined in 48 C.F.R. 12.212 of the Federal Acquisition Regulations (FAR) and in 48 C.F.R. 227.7014(a) (i) of the Department of Defense Federal Acquisition Regulations Supplement (DFARS), and are provided with only the commercial rights, subject to the restrictions described in this Agreement.

3. ORDERING SERVICES FROM SSN

3.1. Statements of Work

During the term of this Agreement, Customer and SSN may agree upon the provision of Services as specified in one or more SOWs.

3.2. Solution Services

Upon Customer’s request, SSN will operate Software on Customer’s behalf in accordance with Exhibit F (“Solutions Services Terms”), for the term and Fees set forth therein.

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3.3. Maintenance Services for Software

For a period of one (1) year from the first Delivery Date of Software (the Delivery Date shall be deemed the date on which the Software is first installed and operational on the Customer’s server(s), SSN will provide Maintenance Services for Software in accordance with Exhibit E (“Maintenance Services Terms”), ***. Thereafter, Customer may purchase Maintenance Services from year to year by paying the annual Maintenance Services Fees prior to the commencement of the next annual maintenance term; provided, however, that Maintenance Services Fees are included in the monthly Fees for SaaS and Managed Services performed at SSN’s data center. If Customer elects not to purchase support and Maintenance Services for successive years, Customer may re-enroll only upon payment of the annual Maintenance Services Fee for the coming year and for all Maintenance Services fees that would have been paid had Customer not discontinued Maintenance Services.

4. PURCHASE ORDER TERMS

The terms and conditions of this Agreement and its Exhibits will be applicable to all Purchase Orders. Except for Product part numbers, Product descriptions (e.g., Access Points), quantities, bill-to locations, ship-to locations, and requested Delivery Dates, this Agreement will take precedence over any conflicting or additional terms and conditions Customer proposes in any Purchase Order or similar document, as to which notice of objection and rejection is hereby given; provided, however, that such Purchase Order may, with respect to the Products or Services to be provided under such Purchase Order, amend or override the terms set forth in this Agreement if that Purchase Order identifies the specific terms that the Purchase Order is intended to amend or override, and has been reviewed and approved by the Parties’ respective legal counsel, as evidenced in writing on the final version of the Purchase Order signed by the Parties. Neither SSN’s commencement of performance of Services nor the delivery of any Products shall be construed as acceptance of Customer’s other or additional terms and conditions. SSN shall either accept or reject each Purchase Order in writing within ten (10) business days after SSN’s receipt. Customer may not cancel or modify any Purchase Order after SSN’s acceptance, without the written consent of SSN.

5. WARRANTIES

5.1. Equipment Purchased From SSN

5.1.1. Limited Warranty.

(a)	SSN warrants to Customer that for a period of *** from the Delivery Date, the Equipment (including components embedded in SSN Products or part of an SSN packaged Equipment) will (a) conform in all material respects to the specifications set forth in its Documentation and (b) be free from material defects in materials and workmanship. Customer may extend the foregoing warranty for *** by purchasing an extended warranty at ***. The warranty provided under this Section 5.1.1 only covers problems reported to SSN during the warranty period.

(b)	Each item of Equipment is new. Where a type of service involves the exchange of a Product or part, the replacement may not be new, but will be subject to the remaining term of the warranty.

(c)	***

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5.1.2. Exclusive Remedy. If any unit of Equipment does not meet the above warranty during the warranty period, SSN will, at its option and expense, repair or replace such non-conforming unit. Prior to returning a unit of Equipment for repair or replacement, Customer shall obtain from SSN a return manufacturer’s authorization (“RMA”) number, which shall be placed on all packaging, labeling, and other communications relating to the return. SSN may require that the Equipment be evaluated prior to issuing an RMA number. Once SSN confirms the nonconformity or defect and determines that it cannot be repaired at Customer’s site, SSN will accept return of such Equipment for repair or replacement, and issue an RMA number, within one (1) working day. SSN shall provide Customer either repaired or replacement Equipment within ***. Custom Equipment will be repaired or replaced within ***.

5.1.3. Exclusions. The above warranty does not cover Equipment in poor operating condition due to one or more of the following causes: (a) an alteration or modification not made or approved by SSN; (b) Customer’s or any third party’s negligence or intentional acts; (c) misuse or abuse, including the failure to operate Equipment in accordance with its specifications or Documentation; (d) improper handling, installation, testing, or use; (e) fire originating outside of the Equipment; or (f) accident, Force Majeure or other types of catastrophic damage. Equipment damaged by any of the foregoing causes will be repaired or replaced only upon Customer’s payment of additional charges.

5.2. Limited Warranty for Project Management and Deployment Services

SSN warrants that Project Management and Deployment Services will be provided in accordance with the applicable SOWs and the Project Plan. SSN also warrants that ***. This warranty will be in effect for a period of ***. Customer’s exclusive remedy, and SSN’s entire liability, for breach of the foregoing warranty ***.

5.3. Software Licensed by SSN

5.3.1.	Limited Warranty. SSN warrants that the Software ***. This warranty only covers problems reported to SSN during this warranty period. In the event of a breach of the foregoing warranty, Customer’s exclusive remedy is that SSN will, at its option, repair or replace the Software to make the Software conform to the foregoing warranty. Following the warranty period, Errors in the Software will be addressed under Exhibit F (“Solutions Services Terms”) or Exhibit E (“Maintenance Services Terms”), as applicable.

5.3.2.	Harmful Code. SSN will use commercially reasonable efforts *** and will promptly notify Customer of ***

5.4. Disclaimer of Implied Warranties

EXCEPT FOR THE LIMITED WARRANTIES PROVIDED ABOVE, SSN MAKES NO WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE RELATING TO THE PRODUCTS OR SERVICES. SSN SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND TITLE. SSN AND ITS LICENSORS AND SUPPLIERS DO NOT WARRANT OR REPRESENT THAT THE SOFTWARE WILL BE FREE FROM BUGS OR THAT ITS USE WILL BE UNINTERRUPTED OR ERROR-FREE, OR MAKE ANY OTHER REPRESENTATIONS REGARDING THE USE, OR THE RESULTS OF THE USE, OF THE PRODUCTS OR SERVICES. THESE DISCLAIMERS WILL APPLY NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN.

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

6. PURCHASING THIRD PARTY PRODUCTS

6.1. Purchasing Third Party Stand-Alone Products from SSN

Except for third party products not embedded in SSN Products or part of an SSN Equipment package, any third party products SSN provides to Customer under this Agreement will be sold or licensed pursuant to the terms and conditions contained in any separate end-user license or purchase agreement provided by such third parties. SSN shall have no obligation for any warranties or maintenance of such third party products. Customer shall be responsible for all transportation and handling charges of any third party products.

6.2. Purchasing Integrated Products from SSN

If Customer purchases Integrated Product from SSN, the Integrated Product, including the NICs, will constitute Equipment under this Agreement, except where expressly noted otherwise.

6.3. Purchasing Integrated Products from Third Parties

If Customer purchases Integrated Products from one or more Integrated Product Providers, SSN will sell NICs to those third parties, for integration into their products. In that event, the Integrated Product Provider(s), and not SSN, will provide all warranties, liabilities and other terms of sale and for the Integrated Products. SSN shall ensure that Product warranties SSN provides to Integrated Product Providers are in accordance with the warranty terms provided herein for Equipment purchased directly from SSN by Customer; provided, however, that nothing herein shall limit Customer’s right to obtain additional warranties and other protections from Integrated Product Providers.

6.4. Purchasing NICs for Integration into Integrated Products

If Customer purchases NICs from SSN for integration into product that Customer purchases separately from one or more Integrated Product Providers, the NIC will constitute Equipment under this Agreement, but Customer will obtain warranty service for the NIC from the Integrated Product Provider(s).

6.5. HAN Device Compatibility.

To facilitate the collection of data and communications between the UIQ System and HAN Devices, SSN will:

(a)	Maintain a list of HAN Devices that are compatible with the UIQ System (e.g., programmable communicating thermostats (also known as PCTs), in-home displays (also known as IHDs), load switches, etc.) that are (i) Zigbee Smart Energy Profile 1.0 certified, and (ii) certified by SSN to operate with SSN’s energy services portal residing on the NIC in the Integrated Meter (“ESP”),

(b)	Establish a process by which SSN may certify that HAN Devices operate with the ESP. SSN will notify Customer once such process is implemented,

(c)	Notify HAN Device manufacturers of any UIQ System communication problems that SSN discovers with the HAN Devices and work with such manufacturers to resolve such problems; provided, however, that SSN shall not be responsible for assisting in the resolution of problems related to core HAN Device functionality,

(d)	Test HAN Devices to determine whether they perform to Customer’s reasonable network operational communication requirements,

(e)

In the event Customer purchases a HAN Device which is certified by SSN to operate with SSN’s energy services portal, and it is deemed by Customer and SSN that this device lacks compatibility specified by SSN in their certification process, SSN shall either reimburse Customer for the HAN

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Devices either purchased or committed to purchase by Customer, or work with HAN Device manufacturer to develop and incorporate firmware and/or software upgrades to these HAN Devices, within 60 days of original notification by Customer, and

(f)	Support sending price and HAN Device control signals from UIQ System via WAN and Field Network over Zigbee Smart Energy Profile to HAN Devices, as well as be able to receive confirmation from HAN Devices of receipt of price and/or control signals back through network to UIQ.

7. PRODUCT CHANGES

7.1. Equipment Changes

SSN may, at any time upon thirty (30) days’ written notice to Customer, (a) add, replace, or change Equipment in Exhibit C (“Equipment Identification”), or (b) change the specifications for any Equipment. Without limiting the foregoing, SSN may, at any time and without prior notice, implement engineering changes required to satisfy governmental standards, protect Equipment or system security and integrity, or for environmental, health or safety reasons, provided however, SSN shall inform Customer as soon as practicable thereafter.

7.2. Software and Documentation Changes

SSN may, from time to time, develop changes to the Software and/or the Documentation in the form of Updates. If SSN is providing Solutions Services, SSN will install such Updates on Customer’s servers at no additional charge to Customer, in accordance with Exhibit F (“Solutions Services Terms”). If SSN is not providing Solutions Services, SSN will provide Customer with such Updates in accordance with Exhibit E (“Maintenance Terms”), provided that Customer is subscribing to Maintenance Services when the Updates are made available.

7.3. Compatibility

Unless the Parties otherwise agree in writing, Customer will accept such changed versions of Products if they (a) continue to meet the applicable specifications, (b) are compatible with previously installed Products, and (c) operate with such previously installed Products as components of the UIQ System, without any reduction in the functionality and performance of the Products or the UIQ System.

III. PROJECT GOVERNANCE

8. PROJECT PLAN

8.1. Mutual Responsibility

Customer and SSN will cooperate to establish, document and carry out their respective obligations under the Statement of Work and the Project Plan.

8.2. Customer Provided Documents

Customer shall provide SSN with all available information, as required, for the completion of the Project, including but not limited to latitude and longitude data, etc., which SSN may rely upon in designing Customer’s network. Customer will use reasonable efforts to minimize errors in the information it provides to SSN.

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

9. PROJECT ADMINISTRATION

9.1. Project Managers

Each Party shall appoint a Project Manager, who will represent it in the administration of this Agreement and any Statements of Work. Customer shall approve the Project Manager before being appointed to the Customer’s project, with such approval not to be unreasonably withheld. A Party must notify the other if it must change its Project Manager, and give the name of the replacement. Each Party’s Project Manager will have the power to bind the Party to written change requests.

9.2. Meetings

SSN shall schedule and conduct meetings with Customer as mutually agreed to review the progress of the Project and adherence to the Project Schedule.

9.3. Progress Reporting

During the term of the Project, SSN will prepare progress reports and submit them to Customer on a weekly basis, unless a different reporting period is specified in the SOW. SSN will provide such other information as Customer reasonably requests to satisfy itself that the Project is progressing according to the Project Schedule.

9.4. Project Issues and Disputes

Any issues or disputes that arise during the course of the Project will be resolved following the process established in Section 27 (“Disputes”).

10. PROJECT STAFFING

10.1. Management of Employees

Subject to Sections 10.2 (“Removal of Personnel”) and 10.3 (“Hosted Personnel”), SSN retains its rights to (a) hire, discharge, promote, and transfer employees, (b) determine the number and category of employees necessary to perform a task, job, or project, and (c) establish, maintain, and enforce rules and regulations conducive to efficient and productive operations.

10.2. Removal of Personnel

All personnel SSN assigns to the Project are subject to removal at Customer’s reasonable request. SSN will have up to thirty (30) days to replace the removed individual. Whenever possible, replacements will be brought to the Project team early, prior to the departure of the individual being replaced. Unless the removal is for good cause, any delay resulting from the removal and time needed to replace the personnel will be an Excusable Delay, and Customer shall reimburse SSN for any additional training, subcontractor, facility, equipment lease or other costs arising from any delay caused by such removal. “Good Cause” means the personnel’s conduct or performance is unsatisfactory, or that the personnel is not appropriately qualified, experienced or skilled, or the personnel is lawfully removed for reasons relating to occupational health and safety or security.

10.3. Hosted Personnel

During the course of this Agreement, each Party may allow employees or contractors of the other Party to participate in activities at the Party’s facilities (“Hosted Personnel”). All Hosted Personnel will retain their status as an employee or contractor of their respective company while assigned to work at the hosting Party’s premises. Each Party will be solely responsible for all wages and other compensation, and for all tax withholdings and similar payments required in connection with its employees and contractors assigned as Hosted Personnel. Each Party will maintain appropriate liability insurance or will self insure to protect itself and the hosting Party from claims

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and liabilities arising out of any injury or damages sustained by its own employees or contractors while they are acting as Hosted Personnel at the other Party’s facilities. Hosted Personnel will observe the working hours, rules and regulations of the hosting Party.

10.4. Use of Subcontractors

SSN may use subcontractors to complete any part of its work under this Agreement. SSN shall be responsible for the performance of its subcontractors. All such subcontractors shall at all times remain under the direction and control of SSN.

10.5. Compliance with Laws and Regulations

The Parties shall comply with all applicable state and federal employment, safety-related laws and regulations, and work in good faith to comply with NERC and NIST standards and guidelines.

11. PROJECT CHANGES

11.1. Requesting a Change

Either Party (the “Requesting Party”) may propose a Change by submitting to the other Party (the “Responding Party”) a written request describing the proposed Change to the Project. The Change request will describe the proposed change and the reasons for the change in reasonable detail.

11.2. Responding to a Change Request

The Responding Party will reasonably and in good faith consider and discuss the proposed change, and shall reply within ten (10) days. If SSN believes that the requested change will increase the Fees or lengthen the Project Schedule, it will include, in its response, a proposal for the extra expense and, if applicable, for an extension to the Project Schedule. If SSN believes that a change requested by Customer will impair SSN’s ability to fulfill its warranties or contractual obligations hereunder, SSN may propose that Customer modify or waive such warranties or obligations. The Requesting Party shall respond within five (5) calendar days by accepting or rejecting the Responding Party’s proposal. If the Parties are unable to agree to the proposed changes, the Parties will continue to perform their obligations under the existing Project documents.

11.3. Documenting a Change

To be effective, a change to the Project must be documented in a change order form executed by the Project Manager of each Party.

12. PROJECT SCHEDULE

12.1. Mutual Obligation

The Parties will cooperate in good faith, and as reasonably necessary with third parties, to meet the Project Schedule.

12.2. SSN Delays

SSN shall promptly notify Customer, in writing, of any delay, or anticipated delay in SSN’s performance of this Agreement and the reason for and anticipated length of the delay. Customer will extend the date of performance for a period equal to the time lost by reason of the delay, if the delay is an Excusable Delay.

12.3. Duty to Mitigate

SSN shall use reasonable efforts to (a) mitigate the duration of, and costs arising from, any suspension or delay in the performance caused by such delay, (b) continue to perform its obligations hereunder, to the extent that it is

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reasonably possible to do so in light of the circumstances giving rise to the delay, and (c) remedy its inability to perform caused by such delay. SSN shall give Customer written Notice when it is able to resume performance of its obligations under this Agreement.

12.4. Customer Suspension

If Customer’s ability to receive, install or place in service the Products or Services or to proceed with the Project is delayed for causes other than an SSN-caused delay that is not an Excusable Delay, Customer may request that SSN suspend the manufacture, shipment and/or installation of the Products or the provision of the Services. Customer shall provide SSN with written notice of any such suspension, or anticipated suspension, and the Project Schedule shall be changed to reflect such suspension. Upon receipt of any such suspension notice, the Project Schedule shall be changed and SSN shall provide Customer a written estimate of any reasonable additional costs and expenses that SSN will incur by reason of such delay. The applicable Purchase Orders shall be deemed amended to include such additional costs and expenses as additional Fees.

12.5. Force Majeure

Neither Party will be considered in default in the performance of its obligations under this Agreement if prevented or delayed from such performance by a Force Majeure. Any Party temporarily excused from its performance under this Agreement by any Force Majeure shall resume performance when the Force Majeure is avoided, removed, or cured. Any Party claiming Force Majeure as an excuse for delay in performance shall give prompt notice in writing thereof to the other Party and shall make commercially reasonable efforts to overcome the effect of the circumstance as quickly as possible.

12.6. Liquidated Damages.

12.6.1.	Right to Liquidated Damages. During the period identified in an SOW, Customer will have the right to claim Liquidated Damages if SSN fails to meet certain delivery or milestone dates, and such failure (a) materially delays the completion of the Project, and (b) is not caused by an Excusable Delay.

12.6.2.	Grace Period. SSN shall have the grace period set forth in the applicable SOW in which to cure its failure to meet the delivery or milestone dates or in good faith propose a mitigation plan reasonably acceptable to Customer without any assessment of Liquidated Damages. After such grace period, Liquidated Damages will be assessed at a rate specified in the SOW, until SSN provides Customer with a plan describing mitigation options or meets the delivery or milestone date. After reviewing the plan, Customer may select one or more of the proposed options and negotiate its implementation with SSN. Any disputes arising from this Section 12.6 will be resolved in accordance with Section 27 (“Disputes”).

12.6.3.	Sole and Exclusive Remedy. THE PARTIES ACKNOWLEDGE AND AGREE THAT ANY LIQUIDATED DAMAGES ARE A GENUINE PRE–ESTIMATE OF THE LOSS THAT CUSTOMER IS LIKELY TO SUFFER AS A RESULT OF ANY SSN DELAY IN MEETING A DELIVERY OR MILESTONE DATE, AND ARE NOT A PENALTY. SUBJECT TO CUSTOMER’S RIGHT TO TERMINATE THIS AGREEMENT AS PROVIDED IN SECTION 21.4 (“TERMINATION”), LIQUIDATED DAMAGES WILL BE CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR SSN’S DELAY AND/OR FAILURE TO MEET A DELIVERY OR MILESTONE DATE. A CLAIM FOR LIQUIDATED DAMAGES SHALL NOT AFFECT CUSTOMER’S RIGHT TO TAKE ACTION OR SEEK DAMAGES FOR ADDITIONAL MATTERS UNRELATED TO THE DELAY.

12.6.4.	Limitations. In no case shall SSN’s liability for Liquidated Damages ***. For avoidance of doubt:

(a)	Customer will not be entitled to any Liquidated Damages where there is a permitted extension under this Agreement (unless SSN fails to meet the date of such extension).

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(b)

The amount of Liquidated Damages that SSN is obligated to pay will be reduced for any period during which Customer or an Integrated Product Provider is responsible for a delay causing or contributing to SSN’s failure to meet a delivery or milestone date. Such reduction will be calculated by multiplying the amount of Liquidated Damages payable by SSN under Section 12.6.1 (“Right to Liquidated Damages”), by a fraction of 1 divided by the number of parties, including SSN, Integrated Product Provider, and Customer that are in part responsible for SSN’s failure to meet a Milestone Delivery Date. By way of example, if the Liquidated Damages claimed is $10,000, and there are four parties responsible for the delay, SSN would be liable for $2500 or $10,000 x  1/4.

(c)	Any and all amounts paid by SSN under this Section 12.6 shall be credited to any calculation of amounts payable by SSN under Section 20 (“Limitation of Liability”). By way of example, if SSN paid $25,000 in Liquidated Damages, SSN’s total liability under Section 20.2 (“Dollar Limit on Most Liabilities”) would be the amounts payable by Customer under this Agreement, less the $25,000 payable by SSN for Liquidated Damages.

(d)	Customer must submit all claims for Liquidated Damages in writing to SSN by completion of the SOW which gave rise to the claim.

13. SSN USE OF CUSTOMER FACILITIES

SSN will perform the Services at Customer’s or SSN’s location as set forth in the SOW. Customer shall allow SSN and its sub-contractors to make reasonable use of Customer’s facilities, at no cost to SSN, including reasonable business use of Customer’s work space, telephone equipment, office services, computer equipment and the like if necessary for SSN personnel to perform the Services. SSN may, with Customer’s prior written consent, store its tools and working equipment at Customer’s sites or facilities. Customer shall not be responsible for any equipment lost or damaged while left at Customer’s sites or facilities. SSN shall comply with all of Customer’s security and safety regulations while performing work at Customer’s facilities that are applicable to the Services and, which are made known to SSN, including Sections 1, 2 and 4 of the Contractor Site & Safety Standards Guidelines attached as Exhibit H.

IV. GENERAL LEGAL TERMS

14. USER GROUP

SSN will include Customer in any Product user event hosted by SSN where SSN’s customers meet to discuss the Products and provide recommendations to SSN regarding Product usability, features and development priorities.

15. CONFIDENTIALITY

15.1. Applicability of this Section

To be subject to this Section 15, Confidential Information must be (a) designated with the legend “Confidential” or a comparable legend in case of disclosure in written, graphic, machine readable or other tangible form, (b) designated orally as “Confidential” at the time of disclosure in case of disclosure in oral, demonstrative or other non-tangible form, or (c) in the case of Premise Data, all such information shall be deemed Confidential Information whether or not marked as such. Confidential Information is not subject to this Section 15 if it: (i) is now or subsequently becomes generally available to the industry through no fault or breach of the Receiving Party, (ii) was rightfully in the Receiving Party’s possession, or known by it, prior to receipt from the Disclosing Party; (iii) is or was rightfully disclosed to the Receiving Party by a third party, free of any obligation of confidentiality; or (iv)

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is developed by the Receiving Party independently and without reference to Confidential Information of the Disclosing Party.

15.2. Restrictions

Neither Party shall disclose third party information to the other Party unless it is lawfully entitled to do so. Each Receiving Party shall use the Disclosing Party’s Confidential Information only to fulfill its commitments and exercise its rights under this Agreement. Each Receiving Party shall not disclose any Disclosing Party Confidential Information to anyone other than Receiving Party’s employees, agents, contractors or subcontractors who need to know such Confidential Information for the purposes of this Agreement and who have entered into binding written obligations of confidentiality at least as restrictive as those set forth herein. Upon Disclosing Party’s reasonable request, the Receiving Party will provide copies of the confidentiality agreements entered into with its employees, agents or contractors. Each Receiving Party shall treat all Confidential Information of the Disclosing Party with the degree of care it accords to its own Confidential Information, but not less than reasonable care. Neither Receiving Party shall reverse engineer, disassemble or decompile any prototypes, firmware, software or other tangible objects that embody the other Party’s Confidential Information.

15.3. Mutual Cooperation

The Receiving Party will notify and cooperate with Disclosing Party in enforcing Disclosing Party’s rights if such Receiving Party becomes aware of a threatened or actual violation of the confidentiality requirements of this Section 15.

15.4. Required Disclosures

The Receiving Party may disclose the Disclosing Party’s Confidential Information pursuant to any statutory or regulatory authority or court order, provided that the Receiving Party shall provide the Disclosing Party with reasonable written notice prior to any such disclosure, and will assist in seeking an order protecting the information from disclosure, or limiting the scope of disclosure.

15.5. No Limitation

Nothing in this Agreement shall, or is intended to, limit either Party’s ability to develop or enhance its products and services in any manner whatsoever, including through the use of knowledge gained as a result of the performance by either Party of its obligations hereunder, provided that in so doing neither Party shall use the other Party’s Confidential Information in violation of the terms of this Section 15 or infringe the other Party’s Intellectual Property Rights.

15.6. Non-Disclosure of Agreement Terms

Neither Party shall disclose the terms and conditions of this Agreement, its Exhibits or any Purchase Orders hereunder without the prior written consent of the other Party except that each Party may: (a) subject to Section 15.4. (“Required Disclosures”), make such disclosures as are necessary to comply with applicable laws, rules and regulations or as necessary to enforce this Agreement, (b) disclose the terms of this Agreement to such Party’s auditors, attorneys, bankers or investment bankers as necessary for their rendition of services to a Party, or (c) disclose that Customer is an SSN customer.

15.7. Breach of Terms

Each Party acknowledges that in the event of breach, or threatened breach, under this Section 15, the Disclosing Party’s remedies at law would be inadequate, and that the damages flowing from such breach might not be readily susceptible of being measured in monetary terms. Accordingly, in the event of either Receiving Party’s breach, or threatened breach of this Section 15, the Disclosing Party, in addition to any monetary damages, shall be entitled to seek immediate injunctive relief and may obtain an order restraining any threatened or further breach without the posting of a bond or proof of monetary damages.

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16. FEES; PAYMENT TERMS; TAXES

16.1. Fees

SSN’s Fees for the Products and Services provided hereunder shall be set forth in Purchase Orders. The Fees in each Purchase Order shall be consistent with the Pricing set forth in Exhibit G (“Pricing”).

16.2. Payment Terms

SSN will invoice for Equipment and for Software upon the Delivery Date, for Maintenance and Support Services annually in advance, and for other Services, monthly as rendered. Customer shall pay each invoice within ***. If Customer does not pay an undisputed invoice(s) when due, SSN may charge a late payment fee on the unpaid amounts equal to the lesser of: (a) one percent (1%) per month, or (b) the maximum legal rate.

16.3. Taxes

All taxes, duties, fees and other governmental charges of any kind (including sales, services and use taxes, but excluding taxes based on the gross revenues or net income of SSN) that are imposed by or under the authority of any government or any political subdivision thereof on the Fees shall be borne by Customer in addition to the Fees, and shall not be considered a part of, a deduction from or an offset against such Fees. If applicable, Customer shall provide evidence of its exemption from applicable state sales and use taxes.

16.4. Audit Rights; Reporting

16.4.1. SSN. Promptly, upon SSN’s written request, not more frequently than once annually, Customer shall furnish SSN with a letter, signed by an officer of Customer, verifying that the Software is being used pursuant to the provisions of this Agreement, and confirming the number, type and location of Managed Devices being managed by Customer using the Software. Customer may use the reporting feature of the Software for this purpose. Upon at least thirty (30) days’ prior written notice, SSN shall have the right, at its sole cost and expense, to have an independent auditor mutually acceptable to Customer, during normal business hours at a mutually agreeable location, and not more frequently than annually, conduct an audit of the appropriate records of Customer to verify the number of Managed Devices being managed by Customer using the Software and otherwise to confirm Customer’s compliance with license restrictions and Fee obligations in this Agreement.

16.4.2. Customer. Upon at least thirty (30) days’ prior written notice, Customer shall have the right, at its sole cost and expense, to have an independent auditor mutually acceptable to SSN, during normal business hours at a mutually agreeable location, and not more frequently than annually, conduct an audit of SSN’s appropriate billing and service records to substantiate Fees and other charges invoiced to Customer. Upon reasonable written notice, Customer shall also have the right to inspect SSN facilities to ensure compliance with SSN’s safety and security obligations under this Agreement.

16.4.3. Payment/Reimbursement of Fees. All Fees found to be owed by Customer under Section 16.4.1 or reimbursable by SSN under Section 16.4.2, shall be payable within thirty (30) days after date of invoice from the auditing Party. If the deficiency in Fees during the audited period owed by Customer is greater than five percent (5%) of the total Fees payable, or amounts reimbursable by SSN is greater than five percent (5%) of the total Fees paid by Customer, Customer shall reimburse SSN (in the case of underpayment) and SSN shall reimburse Customer (in the case of over-billing), for the reasonable cost of the audit, in addition to the amounts owed for underpayment or overbilling, as applicable.

16.4.4. Survival. The Parties’ respective right to audit the other Parties’ records under Sections 16.4.1 and 16.4.2 shall survive for one (1) year after the termination of Services or this Agreement, whichever is later.

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17. INTELLECTUAL PROPERTY RIGHTS

17.1. Ownership

Customer acknowledges that SSN and its licensors retain all right, title and interest, including without limitation all Intellectual Property Rights, in all SSN Confidential Information, Products and Services and all copies thereof, and, except as provided in Section 17.2 (“Ownership of Work Product and Derivative Works”), all Derivative Works based thereon.

17.2. Ownership of Work Product and Derivative Works

Ownership of the Intellectual Property Rights in any work product and any Derivative Works created by SSN in performance of this Agreement will be allocated as follows:

17.2.1.	Customer-Specific Works. Customer will own the Intellectual Property Rights in any work product and any Derivative Works SSN creates for Customer under a Statement of Work that are (a) unique and specific to Customer’s operations (including (i) Customer-specific network designs and network design documentation and materials, (ii) installation drawings specific to Customer’s network, (iii) interfaces to Customer’s back-end software if not standard, (iv) Customer-specific user manuals and guides, and (v) Customer-specific analyses and reports); and (b) specifically identified as Customer-Specific Works in the Statement of Work (“Customer-Specific Works”).

17.2.2	Underlying Works. Customer’s Ownership under Section 17.2.1 (“Customer-Specific Works”) of a Customer-Specific Work that is a Derivative Work shall be subject to SSN’s continued ownership of the Intellectual Property Rights in the underlying work(s) upon which it was based. SSN shall also retain ownership of any Proprietary Technology that it utilizes in providing the Services or that it incorporates into any Customer-Specific Work.

17.2.3	License. To the extent that SSN retains any Intellectual Property Rights in a Customer-Specific Work under Section 17.2.2 (“Underlying Works”), SSN hereby grants to Customer a perpetual, non-exclusive, non-transferable, royalty-free license to use such retained rights in connection with its use of the Customer-Specific Work.

17.2.4.	All Other Derivative Works. SSN will own all right, title and interest, including, without limitation, all Intellectual Property Rights in, all work product and all Derivative Works except those referred to in Section 17.2.1 (“Customer-Specific Works”).

17.2.5.	Ownership of Customer Content. All Customer content, including information concerning users, messages and other such data, is the property of Customer.

17.3. Proprietary Markings

Customer shall not remove or destroy any proprietary, trademark or copyright markings or notices placed upon or contained within any Products or Documentation.

18. INDEMNIFICATION

18.1. SSN Duty to Defend and Pay

SSN (as the “Indemnitor”), at its own expense, shall defend, or at its option settle, any claim, suit or proceeding against Customer (as the “Indemnitee”) alleging that a Product or Service as delivered to Customer, or Customer’s

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authorized use thereof, infringes any United States patent or any trademark or copyright or misappropriates any trade secret. SSN shall pay any settlement approved by SSN or final judgment entered against Customer on such claim in any such suit or proceeding defended by SSN. SSN shall have no obligation under this Section 18 for any claim, suit or proceeding to the extent that it results from (a) the combination, operation or use of a Product or Service with products or processes not provided by SSN, (b) any modification to the Products or Services not made by SSN, (c) failure to use updated or modified Product provided by SSN, if SSN notified Customer that the use of the updated or modified Product was necessary to avoid a claim of infringement, or (d) use of the Products or Services not in accordance with this Agreement and the Documentation for such Products.

18.2. SSN Options

If SSN receives notice of an alleged infringement by a Product or Service, or if SSN reasonably believes that such a claim is likely, SSN may stop delivery of such Product or Service without liability for failure to deliver under this Agreement for up to thirty (30) days, while the Parties analyze the potential infringement and discuss whether delivery should resume. SSN shall have the right, at its sole option, to obtain the right for Customer to continue use of the affected Product or to replace or modify the affected Product or Service so that it is no longer alleged or believed to infringe, provided that this can be done without significant loss of functionality

18.3. Exclusive Remedy

THE RIGHTS AND REMEDIES SET FORTH IN SECTIONS 18.1 (“SSN DUTY TO DEFEND AND PAY”) AND 18.2 (“SSN OPTIONS”) CONSTITUTE THE ENTIRE OBLIGATIONS OF SSN AND THE EXCLUSIVE REMEDIES OF CUSTOMER CONCERNING PROPRIETARY RIGHTS INFRINGEMENT OR MISAPPROPRIATION RELATING TO SSN PRODUCTS AND SERVICES.

18.4. Personal Injury and Property Damage

Each Party (the “Indemnitor”) shall indemnify, defend, and hold harmless the other Party (the “Indemnitee”) from and against any claim, demand, suit, action or proceeding that is asserted against the Indemnitee by a third party as a result of bodily injury or death to any person, or damage to any tangible property, to the extent that such injury, death, or damage is caused by the willful or negligent acts or omissions of the Indemnitor.

18.5. Procedures for Indemnification under Sections 18.1 and 18.4

18.5.1	Notice. Promptly after Indemnitee receives notice of any claim for which it will seek indemnification pursuant to this Agreement, Indemnitee will notify Indemnitor of the claim in writing. No failure to so notify Indemnitor will abrogate or diminish Indemnitor’s obligations if Indemnitor has or receives knowledge of the claim by other means or if the failure to notify does not materially prejudice its ability to defend the claim.

18.5.2.	Right to Control. Within fifteen (15) days after receiving Indemnitee’s notice of a claim, and if possible no later than ten (10) days before the date on which any formal response to the claim is due, Indemnitor will notify Indemnitee in writing as to whether Indemnitor acknowledges its indemnification obligation and elects to assume control of the defense of the claim (a “Notice of Election”). If Indemnitor timely delivers a Notice of Election, Indemnitor will be entitled to have sole control over the defense of the claim. Nothing in this Section 18.5.2 will preclude Indemnitee from participating in its defense and retaining its own counsel at its own expense.

18.5.3.	Procedure Where No Notice of Election Is Delivered. If Indemnitor does not deliver a timely Notice of Election for a claim, Indemnitee may defend the claim in such manner as it may deem appropriate, at the cost and expense of Indemnitor. Indemnitor will promptly reimburse Indemnitee upon demand for all indemnifiable liabilities suffered or incurred by Indemnitee as a result of or in connection with the claim.

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18.5.4.	Indemnitee to Provide Reasonable Assistance. Indemnitee will provide reasonable assistance to Indemnitor, at Indemnitor’s cost and expense, including reasonable assistance from Indemnitee’s employees, agents, and Affiliates, as applicable.

18.5.5.	Settlement. Indemnitor may not consent to the entry of any judgment or enter into any settlement without the prior written consent of Indemnitee unless: (a) there is no finding or admission of any violation of law or any violation of the rights of any person; (b) there is no adverse effect on any other claim that may be made against Indemnitee; (c) there is no injunctive or other non-monetary relief against Indemnitee; and, (d) the compromise or settlement includes the claimant’s or the plaintiff’s release of Indemnitee, in form and substance reasonably satisfactory to Indemnitee, from all liability in respect of the third party claim.

19. DATA PROTECTION

Customer shall only make Premise Data available to SSN if essential for SSN’s performance of Services. If Customer discloses such Premise Data to SSN, SSN may not use or disclose Premise Data for any purpose other than to provide Products or Services, without Customer’s prior written consent. In carrying out its activities under this Agreement, each Party will observe and comply with all applicable data privacy and data protection laws and regulations, including consumer privacy laws applicable to such Party. In addition, when accessing or handling any Premise Data that contains personal identifying information, SSN will comply with all reasonable policies of Customer that have been disclosed to SSN in writing relating to the use and disclosure of such information. SSN will promptly notify Customer if SSN becomes aware of any use or disclosure of Premise Data that is not permitted by this Agreement.

20. LIMITATIONS OF LIABILITY

20.1. Disclaimer of Certain Damages

Except for a breach of Section 15 (“Confidentiality”), and except for indemnification obligations under Section 18 (“Indemnification”), neither Party will be liable to the other Party or to any third party for any consequential, indirect, special, incidental or exemplary damages arising out of this Agreement, whether foreseeable or unforeseeable (including, but not limited to, damages for loss of data, goodwill, profits, investments, use of money or use of facilities; interruption in use or availability of data; stoppage of other work or impairment of other assets) even if such Party has been advised of the possibility of such damages.

20.2. Dollar Limit on Most Liabilities

Except for a liabilities governed by Section 20.3, under no circumstances shall either Party’s liability to the other Party or to any third party arising out of or related to this Agreement, the Products or Services, exceed the amounts payable by Customer under this Agreement, regardless of whether any action or claim is based on contract, warranty, indemnity, negligence, strict liability or other tort or otherwise.

20.3. Dollar Limit on Certain Liabilities

In the case of a breach of Section 16 (“Fees; Payment Terms; Taxes”) or Section 15 (“Confidentiality”), and in the case of a Party’s obligation under Section 18 (“Indemnification”), each Party’s liability shall be limited to two (2) times the fees payable by Customer under this Agreement, except that liability in the case of personal injury or death shall not be limited.

21. TERM AND TERMINATION

21.1. Term

This Agreement shall become effective as of the Effective Date set forth on the first page hereof, and unless terminated earlier as provided herein, shall expire five (5) years thereafter, provided, however, that unless this

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Agreement is terminated prior to its expiration as provided below, (a) any in-process Statements of Work and any pending Purchase Orders as of the expiration date shall be completed by the Parties, and the term of this Agreement will be extended solely for that purpose until completion; and (b) Customer may continue to renew its annual Maintenance Services, and the term of this Agreement will be extended solely for that purpose. Customer shall have the right to renew this Agreement for three (3) successive five (5)-year terms, by giving notice of its intent to renew at least ninety (90) days prior to the expiration of the then-current term. During any such renewal term, Customer shall be entitled to purchase Equipment, Software licenses and Services from SSN at a percentage discount equal to the discounts provided to Customer during the initial Term of this Agreement as stated in Exhibit G (“Pricing”).

21.2. Termination for Default

Either Party may terminate this Agreement in the event of a failure by the other Party to perform any of its material obligations under this Agreement if such failure is not cured within thirty (30) days after receipt of written notice thereof from the non-defaulting Party. Any notice of default provided hereunder shall specify (a) the nature of such default, and (b) the specific act or acts, which the non-defaulting Party contends would, if undertaken, correct such default.

21.3. Termination for Insolvency

Upon written notice, either Party may immediately terminate this Agreement and the licenses granted hereunder if the other Party (a) becomes insolvent and becomes unwilling or unable to meet its obligations under this Agreement, (b) files a petition in bankruptcy, or (c) is subject to the filing of an involuntary petition for bankruptcy that is not rescinded within a period of forty-five (45) days.

21.4. Termination for Convenience by Customer

Customer may, at any time, terminate this Agreement for its convenience by written notice to SSN. The date of termination shall be thirty (30) days following the date of written notice of an intent to terminate, unless the Parties agree otherwise in writing. In the event of a termination for convenience, the total obligation of Customer to SSN shall be:

(a)	Payment in full for Services performed and accepted through the date of termination; plus

(b)	Payment on a percentage-of-completion basis for Services not yet accepted as of the date of termination; plus

(c)	Payment in full for all Equipment and Software delivered prior to the notice of termination for convenience; plus

(d)	Payment in full for all Equipment specified in purchase orders dated less ninety (90) days prior to the date of notice of termination for convenience; plus

(e)	Reimbursement to SSN of the total non-cancelable and non-recoverable costs incurred by SSN up to the effective date of termination, plus a ten percent (10%) mark-up on such costs.

21.5. Consequences of Termination for Cause by Customer

If Customer terminates this Agreement under Sections 21.2 (“Termination for Default”) or 21.3 (“Termination for Insolvency”), Customer shall have no obligation to SSN, except to pay for Services and Equipment accepted by Customer prior to termination. SSN will cease performance of the Services and delivery of Equipment immediately upon receipt of written notice of termination for cause. Customer may employ any other qualified person, firm, or corporation to finish the work that was to be performed by SSN, and Customer may recover from SSN the reasonable cost of such completion, not to exceed one hundred ten percent (110%) of the costs that would have been payable to SSN for such completion, and subject to Section 20 (“Limitations of Liability”).

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21.6. Consequences of Termination for Cause by SSN

If SSN terminates this Agreement under Sections 21.2 (“Termination for Default”) or 21.3 (“Termination for Insolvency”), Customer shall pay SSN in full for all Purchase Orders dated prior to the effective date of termination. Further, if such termination is due to Customer’s non-payment of Fees or its willful or wanton breach of Customer’s confidentiality obligations under this Agreement, all licenses granted hereunder shall terminate.

21.7. Return of Confidential Information upon Termination

No later than forty-five (45) days after the date of termination or discontinuance of this Agreement for any reason whatsoever, each Party shall promptly return to the other or destroy all of the other’s Confidential Information and shall destroy all copies thereof. Each Party shall furnish the other with a certificate signed by an executive officer verifying that the same has been done.

21.8. Survival

All financial obligations that had accrued but were unpaid as of the effective date of termination shall survive termination. In addition, the provisions of Sections 5.4 (“Disclaimer of Implied Warranties”); 6 (“Purchasing Third Party Products”); 12.5 (“Force Majeure”); 12.6.3 (“Sole and Exclusive Remedy”); 12.6.4 (“Limitations”); 15 (“Confidentiality”); 16 (“Fees; Payment Terms; Taxes”); 17 (“Intellectual Property Rights”); 18 (“Indemnification”); 19 (“Data Protection”); 20 (“Limitations of Liability”); 21 (“Term         m and Termination”); 23.3 (“Treatment of Source Code upon Release from Escrow”); 24.4 (“License Grant”); 24.6 (“Manufacturing Fee”); 24.7 (“Reporting and Payment”); 25 (“Treatment of Escrow in Case of Bankruptcy”); 26 (“Record Retention”); 27 (“Disputes”); 28 (“General”); and Exhibit A (“Glossary of Terms”) shall survive termination of this Agreement. Software license terms and Section 5.1.1. (“Limited Warranty”) shall survive termination of this Agreement, unless Customer’s license is terminated as provided in Section 21.6 (“Consequences of Termination for Cause by SSN”).

22. INSURANCE

22.1 Coverage and Certificates of Insurance

SSN shall procure and maintain such insurance as will protect Customer, SSN, and any subcontractors from claims under Workers’ Compensation Acts, and against loss by reason of any liability imposed by law for or on account of damages to property or injuries or death sustained by any person or persons, arising from operations under this Agreement by SSN or any of its subcontractors. Said insurance shall be under such policies and forms and in such company or companies as are reasonably satisfactory to Customer. SSN shall, before commencing work, deliver to Customer two (2) original copies of satisfactory evidence of coverage as specified herein by Certificates of Insurance reasonably satisfactory to Customer. Insurance companies shall provide thirty (30) days advance written notice to Customer via Certified Mail of any cancellation in insurance coverage as certified.

A. Statutory Workers’ Compensation and Employer’s Liability Insurance with a Part Two policy limit of not less than $1,000,000. The policy shall provide for a Waiver of Subrogation against OGE Energy Corp., and its subsidiaries.

B. Commercial General Liability Insurance with a per-occurrence, general aggregate, and products-completed operations aggregate limit of not less than $2,000,000. OGE Energy Corp., and their subsidiaries shall be designated as Additional Insureds. This coverage shall be primary to any self-insurance or any insurance held by the additional insureds. The policy shall provide for a Waiver of Subrogation against OGE Energy Corp., Engineer, and its subsidiaries.

C. Business Automobile Liability Insurance covering any auto with an each accident limit of not less than $1,000,000. OGE Energy Corp. and their subsidiaries shall be designated as Additional Insureds. This coverage shall be primary to any self-insurance or any insurance held by the additional insureds. The policy shall provide for a Waiver of Subrogation against OGE Energy Corp. and its subsidiaries.

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D. Professional Liability Insurance with a per-occurrence limit of not less than $1,000,000.

E. Excess Liability (Umbrella Form) Insurance with a per-occurrence and general aggregate limit of not less than $2,000,000. OGE Energy Corp. and their subsidiaries shall be designated as Additional Insureds. This coverage shall be primary to any self-insurance or any insurance held by the additional insureds. The policy shall provide for a Waiver of Subrogation against OGE Energy Corp. and its subsidiaries.

The above-required insurance indicates minimum limits of protection to be carried by SSN and is not to be construed as a limit of liability. The requirement to carry insurance hereunder shall include the coverage(s) listed above or such other types or amounts Customer and/or Customer may from time to time require.

22.2. Other Insurance

SSN may procure and maintain, at its own expense, such insurance as may protect it against other hazards or higher limits than set forth herein. Any such policy of insurance shall include an endorsement providing that underwriters have waived their rights of subrogation against OGE Energy Corp., its subsidiaries and their insurance carrier(s). Any policy of insurance covering SSN’s or subcontractor’s owned or leased machinery, tools and equipment against loss or physical damage shall provide a waiver of subrogation rights against OGE Energy Corp. and its subsidiaries.

SSN and any subcontractor shall provide their own insurance protection to cover the SSN’s and/or subcontractor’s machinery, tools, equipment and property of a similar nature not destined to become a permanent part of the installation or structure; except that this condition shall not apply to such property whose total value is charged against the Contract and included for premium purposes. Any policy of insurance covering SSN’s or subcontractor’s owned or leased machinery, tools and equipment against loss or physical damage shall provide a waiver of subrogation rights against OGE Energy Corp. and its subsidiaries.

SSN shall also carry insurance covering its employees for benefits mandated under the U.S. Longshore and Harbor Workers’ Compensation Act if the work to be performed is on or near U.S. waterways

Mailing Address:

Certificates of Insurance, Notice of Cancellation, Termination or Alteration of Policies shall be sent to:

OGE Energy Corp.

Manager, Corporate Insurance

PO Box 321, M/C 502

Oklahoma City, OK 73101

23. SOURCE CODE ESCROW

23.1. Escrow Deposit

SSN has deposited a copy of the current version of the source code and relevant documentation for the Software with Escrow Agent under escrow number 38105, subject to the Escrow Agreement attached hereto as Exhibit J. SSN will update the escrow with the source code and relevant documentation for Major Releases and Minor Releases as soon as reasonably possible after they are made generally available.

23.2. Release Conditions

Provided that Customer is not in material breach of this Agreement and has paid all applicable license, maintenance and support Fees, Customer shall have the right to obtain from the Escrow Agent one copy of all Source Code and documentation in escrow, under the following conditions:

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(a)	A receiver, trustee, or similar officer is appointed for the business or property of SSN;

(b)	SSN files a petition in bankruptcy, files a petition seeking any reorganization (without confirming immediately in writing to Customer that it will continue to maintain the Software in accordance with the terms of this Agreement or any applicable maintenance agreement), makes an arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors;

(c)	Any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against SSN and not stayed, enjoined, or discharged within 60 days;

(d)	SSN takes any corporate action authorizing any of the foregoing;

(e)	Any similar or analogous proceedings or event to those in sub paragraphs (a) through (d) above occurs in respect of SSN within any jurisdiction outside the USA; or

(f)	Customer determines in good faith that SSN has failed to or is unable to support and maintain the Software as required under this Agreement for a period of at least sixty (60) days, Customer gives written notice of such determination to SSN, and SSN fails to maintain the Software as required under this Agreement within fourteen (14) days following receipt of such notice.

23.3. Treatment of Source Code upon Release from Escrow

23.3.1	Modification. If Customer becomes entitled to a release of the source code from escrow, Customer may thereafter correct, modify, update and enhance the Software for Customer’s own use, subject to the terms of the Software license granted to Customer under this Agreement. SSN shall own all Derivative Works created by or for Customer under this provision. Such Derivative Works shall be licensed exclusively to Customer under the terms of this Agreement. Customer shall execute such documents and take such steps as SSN reasonably requests to perfect SSN’s Ownership of the Intellectual Property rights in such Derivative Works.

23.3.2.	Confidentiality. Customer shall keep the source code confidential and use it solely for the purposes set forth in this Agreement. Customer shall restrict access to the source code to those employees and independent contractors of Customer who have agreed in writing to be bound by confidentiality and use obligations consistent with those set forth herein, and who have a need to access the Source code to carry out their duties or provide services for Customer. Promptly upon SSN’s request, Customer shall provide SSN with the names of all individuals who have accessed the Source code, and shall take all reasonable actions required to recover any source code in the event of loss or misappropriation, or to otherwise prevent their unauthorized disclosure or use.

24. ESCROW OF MANUFACTURING KNOW-HOW

24.1. Escrow Deposit

SSN has deposited Manufacturing Know-How with Escrow Agent under escrow number 41932, subject to the Escrow Agreement attached hereto as Exhibit J. SSN will update the escrow with the up-to-date Manufacturing Know-How as soon as reasonably possible after material changes are made available.

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24.2. Release Conditions

Provided that Customer is not in material breach of this Agreement, and has paid all Fees, the Manufacturing Know-How will be released from escrow to Customer, at Customer’s request, upon the occurrence of one or more of the following events:

(a)	Termination of this Agreement by Customer pursuant to Section 21.2 (“Termination for Default”);

(b)	Termination of this Agreement by Customer pursuant to Section 21.2 (“Termination for Insolvency”); or

(c)	If a Force Majeure event prevents SSN from performing a material obligation under this Agreement for more than ninety (90) days.

24.3. License Grant

Upon release of the Manufacturing Know-How and SSN Material from escrow pursuant to this Section 24, Customer may, directly or through its contractors and suppliers:

(a)	Use the Manufacturing Know-How (including all SSN Intellectual Property Rights related thereto) to manufacture or have manufactured Equipment solely for use by Customer in its service territory, and not for resale, and to maintain and support Products and to improve, enhance and create Derivative Works of the various components of the Equipment. SSN shall own all such Derivative Works created by or for Customer. Such Derivative Works shall be licensed exclusively to Customer under the terms of this Agreement. Customer shall execute such documents and take such steps as SSN reasonably requests to perfect SSN’s ownership of the Intellectual Property Rights in such Derivative Works.

(b)	Enter into agreements with SSN’s suppliers for the continuing supply of System components to Customer. In addition, Customer shall be permitted to share access to the Manufacturing Know-How with other customers of SSN who otherwise have access to SSN’s Manufacturing Know-How.

24.4. Assistance

If Customer elects to have the Manufacturing Know-How released from escrow pursuant to this Section 24, SSN shall provide reasonable and prompt cooperation to assist Customer in establishing a source of Equipment supply using the Manufacturing Know-How.

24.5. Manufacturing Fee

If the Manufacturing Know-How is released to Customer, Customer will pay SSN a manufacturing fee for any unit of Equipment manufactured by or on behalf of Customer, using the Manufacturing Know How at the per-unit rates set forth in the following table:

Equipment	Per Unit Price
Residential Electric Meter NIC	$	*	**
Commercial Electric Meter NIC	$	*	**
Access Point	$	*	**
Relay	$	*	**
eBridge	$	*	**

The foregoing manufacturing fees shall not be payable for Equipment that Customer purchases directly from SSN’s licensed original equipment manufacturers who are paying manufacturing fees to SSN (e.g.,

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Integrated Meters purchased from Integrated Meter Providers). Customer’s obligation to pay the manufacturing fee to SSN shall survive and continue despite any expiration or termination of this Agreement.

24.6. Reporting and Payment

No later than ten (10) days after the last day of each month, Customer will provide SSN with a monthly report identifying the number of units and type of Equipment manufactured during the prior month. Customer shall pay the manufacturing fees owed to SSN within thirty (30) days following the end of each month.

25. TREATMENT OF ESCROW IN CASE OF BANKRUPTCY

The Source Code and Manufacturing Know-How Escrow provisions in this Agreement shall be deemed to be a “supplementary agreement” as contemplated in Section 365(n)(1)(B) of the Bankruptcy Code, 11 U.S.C. (the “Code”). In any bankruptcy action by SSN, failure by Customer to assert its rights to “retain its benefits” to the intellectual property encompassed by the Software, pursuant to Section 365(n)(1)(B) of the Code, under an executory contract rejected by the trustee in bankruptcy, shall not be construed by the courts as a termination of the contract by Customer under Section 365(n)(1)(A) of the Code.

26. RECORDS RETENTION

During the term of this Agreement, and for at least five (5) years thereafter, SSN will keep and maintain (a) financial records as reasonably necessary to substantiate SSN’s invoices, and (b) such other operational records pertaining to provision of Equipment and performance of the Services as SSN keeps in the ordinary course of its business.

27. DISPUTES

27.1. Informal Dispute Resolution

The Parties will make every reasonable effort to resolve any disputes under this Agreement through negotiation. If a dispute arises between the Parties, the project team member(s) will first strive to work out the problem internally. If the project team cannot resolve the dispute within two (2) working days, the Customer and SSN Project Managers will meet to resolve the dispute. If the dispute is not resolved within three (3) working days after being escalated to the Project Managers, a Customer executive will meet with an SSN executive to resolve the dispute.

27.2. Notice of Dispute

Either Party asserting the existence of a dispute under this Agreement that is not resolved in accordance with Section 27.1 (the “Dispute”) shall deliver a written notice in accordance with Section 28.6 to the other Party describing the nature and substance of the Dispute and proposing a resolution. Such notice shall be given as soon as practicable, but in no event later than thirty (30) days after the Party delivering the notice has actual knowledge of the fact or event from which the Dispute arises; provided that failure to provide notice within the foregoing time frames will not relieve the Party receiving the such notice of liability if such Party has or receives knowledge of the Dispute by other means, or if the failure to notify does not materially prejudice the receiving Party’s ability to respond to such notice.

27.3. Executive Negotiation

During the first ten (10) days following the delivery of the notice of Dispute (and during any extension agreed to by the Parties, the “Negotiation Period”) an authorized executive of SSN and an authorized executive of Customer shall attempt in good faith to resolve the Dispute through negotiations. If such negotiations result in an agreement in principle among such negotiators to settle the Dispute, they shall cause a written settlement agreement to be

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prepared, signed and dated, whereupon the Dispute shall be deemed settled, and not subject to further dispute resolution.

27.4. Unresolved Disputes; Waiver of Jury Trial

If a settlement under Section 27.3 (“Executive Negotiation”) is not achieved by the conclusion of the Negotiation Period, the Dispute may, by mutual agreement of the Parties, be submitted for resolution to mediation to occur at a mutually agreed upon location. The Parties reserve all rights to adjudicate any Dispute not submitted to mediation hereunder, in any court of competent jurisdiction located in the county of the defendant’s principal place of business; provided, however, that each Party hereby waives the right to a trial by jury in any such action.

27.5. Exception for Injunctive Relief

Notwithstanding the Dispute resolution requirements set forth above, either Party may request injunctions, seizure orders, writs of attachment, restraining orders and other extraordinary remedies, from any court of competent jurisdiction located in the county of the defendant’s principal place of business, in the case of an actual or threatened infringement of such Party’s Intellectual Property Rights by the other Party, or in the case of any other imminent threat of irreparable injury, without the posting of a bond or proof of monetary damages.

28. GENERAL

28.1. Governing Laws

This Agreement shall be governed by the laws of the State of New York, U.S.A. (irrespective of its choice of law principles). The United Nations Convention on Contracts for the International Sale of Goods and the Uniform Computer Information Transactions Act (UCITA) shall not apply to this Agreement or to the transactions processed under this Agreement.

28.2. Binding upon Successors; Assignment

Neither Party may assign any of its rights, whether by operation of law or otherwise, without the prior express written consent of the other Party; provided, however, that either Party may assign this Agreement without such consent in connection with a merger, acquisition, corporate reorganization, sale of all or substantially all of its relevant assets or other change of control. Any attempted assignment in violation of this Section 28.2 shall be null and void. Subject to the foregoing, this Agreement will bind and inure to the benefit of the Parties, their respective successors and permitted assigns.

28.3. Severability

The unenforceability of any provision of this Agreement shall not impair the enforceability of any other part of this Agreement. If any provision of this Agreement shall be deemed invalid or unenforceable, in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the invalid or unenforceable provision to render it valid, enforceable, and, insofar as possible, consistent with the original intent of the parties.

28.4. Amendment and Waivers

Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived, only by a writing signed by the Parties. The delay or failure of a Party, at any time or from time to time, to require performance of any obligations of the other Party hereunder shall not be deemed a waiver and shall not affect its right to enforce any provision of this Agreement at a subsequent time.

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28.5. Export/Deemed Export Compliance and Foreign Reshipment Liability

The Products, including technical data, are subject to applicable U.S. export control laws, including the U.S. Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. The Parties shall comply with all such applicable laws and regulations. Customer shall not, directly or indirectly, transport, export, re-export or otherwise make available (in any form, including visual access), Products or technology in violation of any such laws, restrictions, or regulations. Products and technology may not be provided or made available either directly or indirectly, (i) into Cuba, Iran, North Korea, Sudan, Syria or any other country subject to United States trade sanctions, or to individuals or entities controlled by such countries or to nationals or residents of such countries (other than nationals who are lawfully admitted permanent residents of countries not subject to such sanctions); or (ii) to anyone on any denied, prohibited, or unverified list maintained by the United States, including the United States Treasury Department’s list of Specially Designated Nationals and Blocked Persons or the United States Commerce Department’s Denied Person’s or Entity’s list.

28.6. Notices

Any notice, demand, or request with respect to this Agreement shall be in writing and shall be effective on the date received (unless the notice specifies a later date) and shall be sent by a courier service that confirms delivery in writing, or by certified or registered mail, postage prepaid, return receipt requested, addressed to the Party at the address shown on the cover page to this Agreement. Any Party may change its address for such communications by giving notice thereof to the other Party in conformity with this Section 28.6. NO NOTICES, DEMANDS, OR REQUESTS WITH RESPECT TO THIS AGREEMENT MAY BE DELIVERED BY ELECTRONIC MAIL OR FAX.

28.7. Third Party Beneficiaries

No provisions of this Agreement are intended to provide any third party beneficiary rights or any other rights of any kind in any other party. Notwithstanding the foregoing, SSN’s licensors and suppliers of Products delivered hereunder shall enjoy the same disclaimers of warranty, limitations on liability and similar exculpatory provisions with respect to such product(s) as does SSN.

28.8. Publicity

Neither Party will create and publicly distribute marketing or communications materials, including press releases, recordings, video, advertising or similar publicity mentioning the other Party without the prior express written consent of the other Party. Notwithstanding this provision, SSN may include Customer’s name and logo on its customer roster and be able to acknowledge that the existence of its relationship and this Agreement with Customer as part of its standard marketing materials, as long as in compliance with OGE logo use standards. The Parties will collaborate in good faith to support the other Party’s disclosure as required by state regulatory commissions and state and federal agencies (e.g., SEC-required disclosures and filings).

28.9. Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but which collectively shall constitute one and the same instrument.

28.10. Due Authorization

Each Party hereby represents and warrants to the other Party that the individual executing this Agreement on behalf of such Party is duly authorized to execute this Agreement on behalf of such Party and to bind such Party hereby. Each Party further represents and warrants to the other Party that this Agreement is a valid and binding obligation of such Party and enforceable against such Party in accordance with its terms.

28.11. Independent Parties

The relationship of SSN and Customer is that of vendor and customer and SSN is an independent contractor of Customer. Neither Party nor its employees, consultants, contractors or agents are agents, employees, partners or

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joint venturers of the other Party, nor do they have any authority to bind the other Party by contract or otherwise to any obligation or liability.

28.12. English Language

This Agreement is in the English language only, which shall be the governing language and controlling in all respects. All versions of this Agreement in any other language will be for accommodation only and shall not be binding upon the Parties. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

28.13. Entire Agreement; Precedence

This Agreement, including all Exhibits, constitutes the final, complete and exclusive agreement between the Parties with respect to the subject matter hereof, and supersedes any prior or contemporaneous agreement, proposal, warranties and representations. In the event of any conflict between this Agreement and an Exhibit, the Exhibit shall govern and control.

[END]

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FAST-START SMART GRID PROJECT MASTER AGREEMENT
EXHIBIT “A” GLOSSARY OF TERMS

The capitalized terms in the Agreement, Exhibits and any Purchase Orders have the following meanings.

“Access Points” means Equipment that acts as an interface between the NAN and the WAN that allows the UIQ Software to communicate with the Integrated Meter.

“Confidential Information” means any confidential, trade secret or other proprietary information disclosed under this Agreement. Confidential Information may include information belonging to the Disclosing Party or information entrusted to the Disclosing Party by a third party under obligations of confidentiality.

“Delivery Date” means ***.

“Derivative Work” means a work based on an SSN Product, or Service or Intellectual Property Rights (collectively, “Prior Work”), including: (i) for material subject to copyright protection, any work that is based upon one or more Prior Works, such as a revision, modification, translation, abridgment, condensation, expansion, collection, compilation or any other form in which such pre-existing works may be recast, transformed or adapted; (ii) for patentable or patented inventions, any adaptation, subset, addition, improvement or combination of any SSN Prior Work; and (iii) for material subject to trade secret protection, any new material, information or data relating to and derived from the pre-existing SSN Confidential Information.

“Disclosing Party” means a Party disclosing Confidential Information under this Agreement.

“Documentation” means an electronic version of the then-current installation instructions and user manuals SSN customarily provides to its customers.

“eBridge” means Equipment that provides command and control for third party hardware used to control components of the distribution network (e.g., capacity bank controllers, switch bank controllers and supervisory control and data acquisition) by providing an interface between such hardware and the NAN.

“Endpoints” means and includes Integrated Meters, eBridges and Gas IMUs.

“Equipment” means all SSN hardware and related accessories SSN provides to Customer under this Agreement pursuant to Purchase Orders. SSN Equipment is described in Exhibit C (“Equipment Identification”), as SSN may amend from time to time.

“Error” means a material failure of the Software to perform in accordance with the user Documentation for the Software. Errors do not include, and SSN shall have no responsibility for, any failure of the Software caused by any of the following: (i) modifications not made or approved by SSN; (ii) the Software has not been operated in accordance with SSN’s installation and operating instructions, including without limitation on computing devices or with computer operating systems and/or third party software other than those recommended by SSN; (iii) the Software has been damaged in any manner due to the fault or negligence of any person or entity other than SSN or SSN’s authorized contractor; (iv) Customer fails to reasonably assist SSN in verifying, reproducing and correcting error conditions, or SSN is unable after using reasonable efforts to verify and reproduce the error

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condition reported by Customer; or (v) any failure of the computer operating systems, hardware environment, and/or third party software utilized by Customer.

“Escrow Agent” means the NCC Group, Inc., a Virginia corporation, with its principal place of business at 1731 Technology Drive, Ste. 880, San Jose, CA 95110, U.S.A.

“Excusable Delay” means (i) a delay caused by a Force Majeure event; (ii) a delay caused by Customer, or by Customer’s consultants, agents, contractors or other parties contracting with Customer in connection with the Project; (iii) suspension by Customer under Section 12.4 (“Customer Suspension”); (iv) a delay caused by a third party not under SSN’s direction or control; (v) a delay caused by the removal of Personnel by Customer other than for Good Cause, as provided in Section 10.2 (“Removal of Personnel”); or (vi) any other delay agreed by the Parties to be an Excusable Delay.

“Fees” means all amounts due SSN by Customer for Products and Services under this Agreement.

“Field Network” means and includes Endpoints, Relays, Access Points and the wireless mesh network established as a result of the Equipment running SSN’s UtilOS Software.

“Firmware” means the object code version of SSN proprietary software that is embedded in Equipment.

“Force Majeure” means any cause that is beyond the reasonable control and without the fault or negligence of a Party, including, but not limited to, insurrections, riots, wars and warlike operations, explosions, governmental or military acts, epidemics, strikes, fires, floods, earthquakes, severe weather, import quotas, accidents, tampering, act of any public enemy, embargoes, blockades, or inability to obtain required materials, qualified labor, or transportation.

“Gas IMU” means SSN’s gas interface management unit further described in Exhibit C (“Equipment Identification”).

“Generated Data” means all information generated by the Field Network Equipment and Endpoints for all data, analysis and reports generated from such information. Data includes, but is not limited to, Endpoint reads, Field Network status, Equipment configuration/status, etc.

“HAN Devices” means third party in-home devices used by Customer’s customers that are connected to home area networks.

“Intellectual Property Rights” means all worldwide common law or statutory (i) patents, patent applications, and patent rights; (ii) rights associated with original works, authorship, moral rights, copyrights and all its exclusive rights; (iii) rights relating to the protection of trade secrets and confidential information, (iv) rights associated with algorithms, designs, industrial designs, and semi conductor design; (v) rights related to the possession, use or exploitation of signs, trademarks, service marks, trade names, trade dress and related goodwill; (vi) rights analogous to those set forth above and any and all other industrial or intellectual property rights; and (vii) registrations, divisionals, continuations, continuations-in-part, renewals, reissues, reexaminations, and extensions of the foregoing (as applicable) now existing or hereafter filed, issued or acquired.

“Integrated Meter” means an electricity metering endpoint provided by the meter provider into which the NIC has been integrated in accordance with applicable specifications.

“Integrated Meter Provider” means a third party supplier of Integrated Meters for Customer, as agreed to by the Parties in writing.

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“Integrated Product” means a third party product into which the NIC has been integrated in accordance with applicable specifications, including Integrated Meters.

“Integrated Product Provider” means a third party supplier of Integrated Products for Customer, as agreed to by the Parties in writing.

“Instance” means a copy of UIQ installed on either an SSN or Customer Server.

“Liquidated Damages” means the damages to which Customer may be entitled under an SOW, as described in Section 12.6 of the Agreement.

“Maintenance Services” means the annual support and maintenance services described in Exhibit E (“Maintenance Terms”) that SSN provides upon payment of the applicable Fees.

“Major Release” means a new release of Software supported by SSN that adds features and functionality improving overall product performance, efficiency and usability. Major Releases are denoted by a change in the digit number of the release to the left of the decimal point (e.g., 1.5 to 2.0).

“Managed Device(s)” means the aggregate number of devices that are being actively managed at any one time by UIQ.

“Managed Services” means the services described in Exhibit F, where SSN operates Software licensed on a term or perpetual basis on Customer-owned Servers at an SSN or Customer data center.

“Manufacturing Know-How” means the specifications and information necessary to manufacture the Equipment (but not including third party hardware, such as Integrated Meters), as well as the names and contact information for all current SSN suppliers and manufacturers, engineering designs, bill of materials, drawings, and the like.

“Minor Release” means a new Software release supported by SSN that impacts overall product performance, efficiency and usability. Minor Releases are denoted by a change to the tenths decimal number of the release (e.g., 1.5 to 1.6).

“NIC” means SSN’s network interface card, more particularly described in Exhibit C (“Equipment Identification”) that is installed in Equipment and meters.

“NAN” means a Neighborhood Area Network.

“Optimization” means the procedure by which the layout of the Field Network, Equipment configuration and implementation have been validated (“Optimized”) by performing active and passive tests to confirm that performance and redundancy meets the design specifications upon which the Parties have agreed. Optimization is executed in a given area of the service territory when scheduled by the Parties after initial Equipment installation is complete in such area, and it may include the provisioning of additional Equipment as required for achieving the required performance and redundancy.

“Parties” or “Party” means SSN and/or Customer, as applicable.

“Patch Release” means a Software release that provides Error fixes, and is denoted by a change to the hundredths decimal number of the release (e.g., 1.5.2 to 1.5.3).

“Premise Data” means any information (in any form) that identifies, relates or describes or is capable of being associated with a particular address (e.g., meter serial number, premise address, or HAN Devices assigned to

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that meter) that (i) Customer provides to SSN; or (ii) is collected, created or disclosed to SSN by virtue of SSN’s performance of Services.

“Project Manager” means the person each Party appoints to handle the day-to-day management of the Solution Services.

“Project Management and Deployment Services” means SSN’s project management services for project coordination and deployment of the Field Network, including without limitation, the design, configuration and installation assistance of the Field Network, as described in an applicable SOW.

“Product(s)” means all SSN Equipment, Software and Documentation SSN provides to Customer under this Agreement.

“Project” means the Smart Grid project undertaken by Customer under this Agreement. The Project comprises all responsibilities assigned to SSN and to Customer and any SOWs, including the manufacture and delivery of all SSN Products, and the delivery of all Services and related deliverables described in Statements of Work. The term “Project” does not include materials, equipment, software or services provided by third parties.

“Project Plan” means a document attached to a Statement of Work, prepared by SSN and agreed to in writing by Customer, setting out the Parties’ respective tasks and responsibilities, milestones, deliverables, testing and Project Schedule.

“Project Schedule” means the schedule for delivery of the Products and completion of Service milestones in the Project Plan.

“Proprietary Technology” means any pre-existing or independently developed Intellectual Property Rights pertaining to SSN’s business, including but not limited to technology, information, innovations, designs, know-how, tool kits, architectures, best-practices information, data structures, software, methods, product evaluation data, drawings and works of authorship. Proprietary Technology also includes any extensions or modifications to the foregoing that SSN develops during the term of this Agreement; provided however, that Proprietary Technology will not be based on, or derived from, any Customer Confidential Information or Customer pre-existing Intellectual Property Rights.

“Purchase Order” means a purchase order or an SOW, as applicable, by which Customer orders Products and/or Services, and that complies with the requirements of this Agreement.

“Purchase Order Lead Time” means the required minimum amount of time between SSN’s receipt of a Purchase Order and the scheduled Delivery Date or Services commencement date. Purchase Order Lead Time shall not exceed *** for all Products and Services, unless the Parties otherwise agree in a separate writing (i.e., not in the Purchase Order itself). The Purchase Order Lead Time for the “Norman” SOW shall not be subject to the Purchase Order Lead Time.

“Receiving Party” means a Party receiving Confidential Information under this Agreement.

“Relay” means SSN’s wireless receiver that routes and forwards information through the SSN mesh network.

“SaaS (Software as a Service)” means the services described in Exhibit F (“Solution Services”), where SSN operates Software licensed on a term basis on SSN Servers at an SSN data center.

“Server(s)” means the physical machine or computer on which UIQ or Third Party Software will be installed.

“Services” means Project Management and Deployment Services, Solutions Services and Maintenance Services, as more fully described in Statements of Work and the attached Exhibits.

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“Service Levels” means the measurement of the performance of the Software or Services, as applicable, and is generally expressed as a percentage of a goal (e.g., the percentage of the time a network or system is operative or successful transactions are processed).

“Software” means the UIQ modules licensed by Customer, (ii) Documentation and (iii) Firmware, all as further described in Exhibit D (“Software Identification”), as SSN may amend from time to time.

“Solution Services” means SSN’s deployment and management services for the UIQ back office network and environment, as further described in Exhibit F (“Solution Services Terms”).

“Statement of Work” or “SOW” means a document so titled now or hereafter signed by the Parties that describes Services or other deliverables SSN will provide under this Agreement, and which shall reference this Agreement or be attached hereto as one or more Exhibits B.

“System Change” means any change or modification to any infrastructure components of the UIQ System and Field Network.

“Third Party Software” means any proprietary software developed by third parties that SSN may include with UIQ Software or otherwise provide to Customer.

“Updates” mean Major Releases, Minor Releases and Patches. Updates do not include stand-alone, plug-in or add-on software products or modules sold or licensed separately that contain new features and functionality and for which SSN charges a separate license and Maintenance Services fees.

“UtilityIQ® Software”, “UIQ Software” or “UIQ” means the object code version of SSN’s UtilityIQ software. The UIQ modules, which must be purchased separately, are described in Exhibit D (“Software Identification”), as SSN may amend from time to time.

“UtilityIQ System” or “UIQ System” means SSN’s UtilityIQ system, including without limitation, Servers, Software and the following network and application components: (a) Access Points; (b) WAN connections to/from Access Points; (c) routers terminating IPSEC/RFC2893 tunnels; (d) VPN tunnel (or other circuit) connecting Customer to a UIQ environment; and (e) an SSN data center infrastructure (including network, power and facilities).

“VPN” means Virtual Private Network, a secure LAN-to-LAN tunnel based on the IPSEC protocol, used to connect Customer and SSN networks providing access to the UIQ System from Customer corporate location(s).

“WAN” means a Wide Area Network, which is the network supporting communications between the Access Points and the routers terminating IPSEC/RFC2893 tunnels.

[END]

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
EXHIBIT “B” STATEMENT OF WORK

Scope of Work is a description of the work to be performed under the Master Service Agreement (MSA) between Oklahoma Gas and Electric (OGE) and Silver Spring Networks (SSN) dated 10/15/2009. This scope of work includes all of the activities planned to be completed during the full deployment of the OGE Positive Energy SmartPower Project.

The project will be deployed in two phases. Phase I is limited to OGE’s Norman Service Area, which includes approximately 42,000 meters. This phase includes all start-up activities, meter deployment; communications network deployment; integration with SAP/CCS, MDMS, DRMS, and Customer Portal; and the initial acceptance test.

For Phase I, SSN will suspend normal order lead times to ensure timely delivery of network equipment and UtilityIQ software (SaaS) to meet the following dates:

1)	January 15th, 2010: Delivery of initial 10 Access Points and 10 Relays and associated mounting equipment

2)	January 28th, 2010: Delivery of an additional 14 Access Points and 14 Relays and associated mounting equipment

3)	January 28th, 2010: Operational availability of UIQ SaaS to support deployments

Phase I Liquidated Damages

The special Liquidated Damages for Phase I deliverables will supersede those provisions of the Agreement in the event of a conflict between this section and the Agreement.

•

For Phase I, SSN will suspend normal order lead times to ensure timely delivery of network equipment and UtilityIQ software (SaaS) to meet the previously stated dates, assuming SSN received a purchase order for these deliveries no later than October 16, 2009. In the event that SSN fails to comply with the due dates provided above and is *** the required due date, then SSN shall pay Customer Liquidated Damages in the amount of ***. The total Liquidated Damages for failure to meet these specified due dates under this provision as it relates to the Norman Phase shall not exceed ***.

•

In the event SSN fails to complete the Phase I Acceptance Test as described in Task 8.1 of this Statement of Work within *** of commencement of the test (“Acceptance Test Deadline”), not including any delay caused by OGE’s responsibilities listed in Task 8.1, due solely to its failure to meet its obligations under this Agreement, SSN will pay ***.

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Phase II Liquidated Damages

The special Liquidated Damages for Phase II deliverables will supersede those provisions of the Agreement in the event of a conflict between this provision and the Agreement.

•

In the event that SSN fails to ***, and is ***the required due date, then SSN shall pay Customer Liquidated Damages the amount of ***. The total Liquidated Damages for failure to meet specified lead times under this section as it relates to Phase II shall not exceed ***.

Phase II will cover deployment throughout the complete OGE Service Territory, and includes all activity subsequent to, and is contingent on the successful completion of the Phase I Acceptance Test.

Task 1 – Project Management

SSN Responsibilities

SSN shall assume responsibility for the timely provision and project management of the services described in this scope of work, ***. Project management support for a maximum of *** will be provided, including the following activities:

***

OGE Responsibilities

***

Task 2 – Network Design

SSN Responsibilities

SSN will provide network design services in the following steps.

***

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

OGE Responsibilities

***

Task 3 – Field Deployment Support

SSN Responsibilities

SSN will provide the following field deployment support:

***

OGE Responsibilities

***

Task 4 – Technology Planning

SSN Responsibilities

SSN will provide the following technical planning support during ***

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

Task 5 – MDMS System Integration

SSN Responsibilities

SSN will provide the following services ***

OGE Responsibilities

***

Task 6 – UIQ Deployment Support

SSN Responsibilities

SSN will provide the following UIQ deployment support ***

OGE Responsibilities

***

Task 7 – Training

SSN Responsibilities

SSN will provide the following training and workshop support.

***

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

Task 8 – Testing

Task 8.1 – Phase I Acceptance Testing

SSN Responsibilities

SSN will perform the following tasks related to acceptance testing. ***

OGE Responsibilities

***

Task 8.2 – Initial Meter Testing

SSN Responsibilities

***

Task 8.3 – Individual Bench Set-up

SSN Responsibilities

For OGE on-site bench environments for meters and network equipment, SSN will supply ***

OGE Responsibilities.

***

[End]

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ATTACHMENT “A” TO EXHIBIT “B” DEMAND RESPONSE PROGRAM LEAD SOW

Description of Intended Services to be Negotiated for Phase I Demand Response

Demand Response Program Lead Scope of Services:

It is the intent of this document is to provide a high level understanding of the services and equipment ( the “Work”) that OG&E is requiring of Contractor as the Demand Response Technical Lead (DRTL) . The DRTL shall be responsible for ***

The DRTL will also be responsible for *** [Remainder of page redacted and 2 additional pages redacted]

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FAST-START SMART GRID PROJECT MASTER AGREEMENT
ATTACHMENT “B” TO EXHIBIT “B” ***

***

•	This Exhibit contains the criteria for the ***. This testing will be completed following ***.

•	For those tests, ***, the test results will be calculated using ***.

•	***

•	***

*** [Remainder of page redacted and 8 additional pages redacted]

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ATTACHMENT “C” TO EXHIBIT “B” ***

***

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
EXHIBIT “C” EQUIPMENT IDENTIFICATION

*** [Remainder of page redacted and 1 additional page redacted]

[END]

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
EXHIBIT “D” SOFTWARE IDENTIFICATION

*** [Remainder of page redacted and 1 additional page redacted]

[END]

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

© NCC Group 1984-2006	USML Dep Ag Prem

Fast-Start Smart Grid Master Agreement
EXHIBIT “E” MAINTENANCE SERVICES TERMS

*** [Remainder of page redacted and 2 additional pages redacted]

[END]

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
EXHIBIT “F” SOLUTIONS SERVICES TERMS

This Exhibit F, attached to and made a part of the Fast-Start Smart Grid Master Agreement between the Parties identified below, sets forth the terms under which SSN will provide Solution Services to Customer. These terms and conditions are in addition to the terms and conditions contained in the main body of the Agreement.

***

[This space intentionally left blank]

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

SOLUTION SERVICES TERMS AND CONDITIONS

This Exhibit sets forth the terms and conditions under which SSN will provide various services *** [Remainder of page redacted and 7 additional pages redacted]

[End]

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

*** [5 pages redacted]

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
EXHIBIT “G” PRICING

Pricing

*** [Remainder of page redacted and 7 additional pages redacted]

{This space intentionally left blank.}

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
EXHIBIT “H” OG&E CONTRACTOR SITE AND SAFETY STANDARDS GUIDELINES

INSTRUCTIONS & METHODS

OG&E ELECTRIC SERVICES

Revision Date           07/07/00

Prior Revision Date  None

Contractor Site & Safety Standards Guidelines

This Instruction and Method applies to all OG&E members, contract personnel, governmental agency personnel and visitors who enters or performs any service on property or sites owned or operated by OG&E Electric Services Power Supply Division.

1.	General

1.1.	Contractor and all persons permitted on the site shall at all times be responsible for complying with all applicable Local, State, and Federal ordinances and safety regulations (i.e. Occupational Safety & Health Administration (OSHA), US Environmental Protection Agency (USEPA), Oklahoma Department of Environmental Quality (ODEQ), Department of Transportation (DOT), OG&E, etc.) in connection with the work relating to the safety of all persons and property. Contractor shall review and comply with the OG&E Contractor Chemical Use and Waste Management Guidelines.

1.2.	Contractor shall set-up an efficient procedure for handling accident conditions, such as getting an ambulance to the site, and make sure his personnel are familiar with the procedure.

1.3.	All persons permitted on the site shall conduct themselves in a reasonable, orderly and careful manner.

1.4.	All persons entering or leaving the site are subject to OGE security regulations, rules, and procedures.

1.5.	Contract personnel not maintaining satisfactory work, or not complying with regulations, may be removed from the approved worker’s list and will leave the job site.

1.6.	OG&E will provide all equipment clearances and will control the operation of all plant equipment. The contractor recognizes that certain hazards are present at OG&E Power Plants, but not limited to the following.

1.6.1.	High pressure and temperature steam/water

1.6.2.	Natural gas

1.6.3.	Asbestos/Chemical

1.6.4.	High voltage electrical equipment

1.6.5.	Rotating equipment

1.6.6.	Confined Space – Contractor is responsible for confined space permitted spaces. This includes atmospheric monitoring (w/equipment), maintaining documentation, rescue personnel, etc?

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2.	Security

2.1.	Contractor shall provide a list of employee names and the work schedules. Entry to the site will not be allowed to the Contractor’s personnel outside the work schedule without prior written permission from OG&E’s agent.

2.2.	Contractor and his employees (including sub-contractors) shall abide by all rules, regulations, and procedures OG&E has in effect at the site pertaining to security.

2.3.	Contractor is responsible for assuring that his employees are informed and aware of the site rules and required conduct.

2.4.	All persons entering or leaving the site are subject to the security regulations, rules, and procedures.

2.5.	All persons, vehicles, bags, boxes, etc. are subject to search when entering or leaving the site.

2.6.	All personal vehicles allowed on plant grounds shall use a road and parking area designated by OG&E.

2.7.	Transportation from parking area to job site will be by contractor vehicles. Vehicles may be subject to search when entering or leaving the job site.

2.8.	Vehicles on site shall be operated in a safe and careful manner, comply with all traffic regulations and controls in effect at the site and shall be parked only in area(s) designated by OG&E.

2.9.	Explosives, dangerous, or hazardous material will not be permitted on the site except by specific written approval of OG&E.

2.10.	No pets or domestic animals are allowed on the job site.

2.11.	Alcoholic beverages and illegal drugs are not allowed on the job site. No person will be permitted on the site that is noticeably under the influence of intoxicating beverages, drugs, or for any reason or cause appears not to be in full control of his mental and physical facilities.

2.12.	Flagrant or repeated violations of the site security rules, regulations, or procedures will be cause for dismissal from employment on the job site.

2.13.	Any pictures taken while on OG&E property may not be published without written permission of OG&E facility management.

2.14.	Firearms or weapons of any kind are not permitted on the job site, except for governmental police agencies or persons authorized by OG&E.

3.	Temporary Facilities

3.1.	General

3.1.1.

Contractor shall furnish materials, equipment, personnel, and any costs required for temporary construction facilities and services required for WORK. Contractor shall furnish all labor for installation, operation, maintenance, and removal of the

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

temporary facilities and services. When the WORK is completed and/or when directed by OG&E, Contractor shall remove from the site all temporary facilities furnished by the Contractor.

3.2.	Electrical Services

3.2.1.	480 volt, 3 phase, 60 amp and 110 volt, 20 amp electric service required for Contractor’s tools, equipment, lighting, etc. shall be furnished by OG&E at no charge at designated centers of distribution. Electric services other than the type listed above may be provided with advanced notice with the understanding that the contractor may incur costs. Contractor will be responsible for proper connections to the distribution.

3.2.2.	All extensions from OG&E’s centers of distribution shall be furnished, installed, and maintained by Contractor, including necessary fused switching equipment. All wiring shall be in accordance with applicable electrical codes and safety requirements.

3.2.3	If, for any reason, an interruption occurs on the temporary electrical power furnished by OG&E, Contractor shall not hold OG&E responsible for any losses or delays that he may suffer as a result of such interruption.

3.2.4.	Contractor shall furnish, place, and maintain temporary lights required by law or ordinance, necessary for proper protection of public and workman, or necessary for proper performing and inspection of WORK.

3.2.5.	Contractor shall provide all telephone and communication equipment required for their site.

3.3.	Water

3.3.1.	Contractor shall furnish an adequate supply of potable water, ice, and containers for the needs of his personnel.

3.3.2.	When using plant water source, backflow preventers will be installed if required by code.

3.4.	Sanitary

3.4.1.	YES NO Contractor shall furnish and maintain portable toilets in the quantity required to meet site requirements and in accordance with local laws and codes.

3.4.2.	YES NO Sanitary sludge shall be transported off-site by Contractor for disposal in accordance with local, state, and federal requirements.

3.5.	First Aid

3.5.1.	Contractor shall establish and maintain a first aid facility on-site for treatment of Contractor personnel’s injuries or illnesses not requiring a doctor. OG&E first aid kits/cabinets are not to be used by contract personnel.

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

3.6.	Fire Protection

3.6.1.	Contractor shall be responsible for maintaining complete fire protection for all his work.

3.6.2.	Contractor shall furnish, and be responsible for handling, a proper quantity and type of portable extinguishers satisfying all federal, state, and local regulations such as National Fire Prevention Association (NFPA).

3.7.	Welding

3.7.1.	Welding of temporary hangers, lugs, brackets, etc. to the existing structures, structural steel, etc. will be done only on receiving specific written approval from OG&E. After WORK is completed, all temporary welded items shall be removed, surfaces ground smooth, and primer, paint, coating, etc. applied to return surfaces to their prior existing condition.

3.8.	Hoists

3.8.1.	Contractor shall furnish, install, and maintain all hoisting equipment and rigging required for handling Contractor’s equipment, and materials.

3.9.	Guardrails and Barricades

3.9.1.	Contractor shall furnish, install, and maintain temporary ladders, stairways, platforms, and scaffolding as he may require and shall remove these items promptly after WORK is completed.

3.9.2.	Contractor shall furnish, install, and maintain all temporary barricades, warning signs, lights, etc. as required for work, and for the safety of workers and passerby’s. Contractor shall remove these items promptly upon completion of the work.

3.10.	Refuse Receptacles

3.10.1.	YES NO Contractor shall be responsible for the disposal of the common trash refuse from his work.

3.10.2.	YES NO Contractor shall provide refuse receptacles in the area of his work.

3.10.3.	No explosive, Non-Hazardous Industrial Waste (NHIW) or hazardous chemicals shall be placed in refuse receptacles. (The contractor will comply with the OG&E Chemical Use and Waste Management Guidelines.)

3.10.4.	No burning or open fires are permitted without written permission by OG&E.

3.11.	Buildings

3.11.1.	All temporary buildings required by the Contractor shall be erected by him at his expense and only after written approval from OG&E.

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3.11.2.	The Contractor shall remove temporary buildings after the termination of the work or at the end of their usefulness and without cost to OG&E. Site shall be returned to the as found state unless otherwise stated in the contract.

3.11.3.	Installation of phone and data transmission cable will be contractor’s responsibility unless stated otherwise in the contract.

3.12.	Mobile Tanks and Equipment

3.12.1.	All mobile tanks or equipment containing oil or petroleum product materials shall be placed in a location that will minimize a spill. The Envirochemical Supervisor for the facility shall be notified in writing by the contractor prior to arriving at the facility with this type of equipment. To prevent releases of oil and chemicals, containment for the equipment equal to 110% of the largest vessel and covering of storm drains in the surrounding area shall be required unless specifically exempted in writing by the OG&E Envirochemical Supervisor.

3.12.2.	Upon negotiation of the contract, the contractor shall supply the facility with a Spill Prevention Control and Counter-measures (SPCC) Plan for this type of equipment, as applicable. This SPCC document shall include a contingency plan that addresses what procedures, engineering controls, and notification procedures the contractor has in place if a leak or spill should occur and for the removal of waste and restoring worksite to as found or better condition.

4.	Safety

4.1.	Hazard Assessment

4.1.1.	Any contractor, employee, government agency employee or visitor shall abide by the existing site assessment or the more stringent rules if working inside other department boundaries or contract worksite (i.e. substation, construction site, etc). Each contractor, employee, government agency employee, or visitor shall understand the hazards that may be present and the type of Personal Protective Equipment (PPE) that will protect the affected person from the hazard(s). The purpose of the site assessment is to identify sources of hazards to contract workers employees, government agency employees and visitors. Each contractor, employee, government agency employee or visitor will select and use PPE that is properly fitted for its intended use. Some areas of possible hazards are:

4.1.1.1.	Tool or machinery movement that could result in a collision

4.1.1.2.	High temperatures that could result in burns, eye injury, or ignition of protective equipment

4.1.1.3.	Chemical exposures, both liquid and vapor

4.1.1.4.	Harmful dust that could result in eye irritation

4.1.1.5.	Light radiation from welding, brazing, torch cutting, furnaces. Determine the filter lens shade that will provide the protection required for each hazard.

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

4.1.1.6.	Falling objects or potential for falling objects

4.1.1.7.	Sharp objects that might pierce the feet or cut the hands

4.1.1.8.	Rolling or pinching objects that could crush the hands or feet

4.1.1.9.	Electrical hazards

4.1.2.	Groups that are touring an OG&E plant should be accompanied by a member wearing all the appropriate PPE and be guided through the places in the plant that are the minimal exposure type places.

4.2.	Eye and Face Protection

4.2.1.	Each affected contractor, employee, government agency employee or visitor shall use appropriate eye or face protection when exposed to eye or face hazards from flying particles, liquid chemicals, acids, caustics, chemical gases or vapors, or potentially injurious light radiation. Affected contract workers, employees, government agency employees and visitors shall use equipment with filter lenses that have a shade number appropriate for the work being performed for protection from injurious light radiation. Eye protection that provides side protection shall be worn when flying or blowing particles are present. Contract workers, employees, government agency employees and visitors who wear prescription eye glasses while engaged in operations that involve eye hazards shall wear eye protection that incorporates the prescription in its design, or shall wear eye protection that can be worn over the prescription lenses without disturbing the proper position of the prescription lenses or the protective lenses. Protective eye and face equipment shall comply with ANSI Z87.1 -1989 “American National Standard Practice for Occupational and Educational Eye and Face Protection”.

4.3.	Foot Protection

4.3.1.	Each contractor, employee, government agency employee or visitor shall wear protective footwear when working in areas where there is danger of foot injuries due to falling and rolling objects, or objects piercing the sole, and where the feet are exposed to electrical hazards. Good quality, well fitting work shoes or boots should be worn at all times. The upper portion of shoes or boots should resist abrasion, cutting and burning. Sandals, canvas shoes, or athletic type shoes do not provide adequate protection and should not be worn.

4.4.	Hand Protection

4.4.1.	Each contract worker, employee, government agency employee and visitor shall select and use appropriate hand protection when exposed to hazards such as those from skin absorption of harmful substances; severe cuts or lacerations; severe abrasions; punctures; chemical burns; thermal burns; and harmful temperature extremes. Selection of the appropriate hand protection shall be based on the performance characteristics of the hand protection relative to the task(s) to be performed, conditions present, duration of use, and the hazards and potential hazards identified.

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

4.5.	Head Protection

4.5.1.	Each contractor, employee, government agency employee and visitor shall wear protective helmets when working in areas where there is potential for injury to the head from falling objects. Protective helmets designed to reduce electrical shock hazard shall be worn. Protective helmets shall comply with ANSI Z89.1-1986 “American National Standard for Personnel Protection-Protective Headwear for Industrial Workers-Requirements”.

This I&M was reviewed/revised by Power Supply Safety Taskforce Review Team made up of members competent in the processes and procedures contained within this document.

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
EXHIBIT “I” TECHNICAL REQUIREMENTS

*** [Remainder of page redacted and 17 additional pages redacted]

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
EXHIBIT “J” ESCROW AGREEMENT

[See attached Escrow Agreement.]

OG&E Master Agreement 20091013 (Final) sjb	SSN – OG&E Confidential

Multi Licensee Deposit Account

Software Escrow Agreement

(Premium Solution)

Date	April 4, 2007
Licensor	Silver Spring Networks, Inc.
Agreement Number	38105 and 41932

Notice: The parties to this Agreement are obliged to inform NCC Group of any changes to the Software or in their circumstances (including change of name, principal office, contact details or change of owner of the intellectual property in the Software).

Escrow Agreement Dated:

Between:

(1)	Silver Spring Networks, Inc. whose principal office is at [Licensoraddress] (“Licensor”); and

(2)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”).

Background:

(A)	Licensee has been granted a license to use the Software which comprises computer programs.

(B)	Certain technical information and/or documentation relating to the Software Is the confidential information and intellectual property of Licensor or a third party.

(C)	Licensor acknowledges that in certain circumstances, such information and/or documentation would be required by Licensee in order for it to continue to exercise its rights under its License Agreement with the Licensor.

(D)	The parties therefore agree that such information and/or documentation should be placed with a trusted third party, NCC Group, so that such information and/or documentation can be released to Licensee should certain circumstances arise.

Agreement:

In consideration of the mutual undertakings and obligations contained in this Agreement, the parties agree that:

1	Definitions and Interpretation

1.1	In this Agreement the following terms shall have the following meanings:

“Agreement” means the terms and conditions of this multi licensee deposit account software escrow agreement set out below, including the Schedules and Appendices hereto.

“Confidential Information” means all technical and/or commercial information not in the public domain and which is designated in writing as confidential by any party.

“Deposit Account” means an account set up on the execution of a Deposit Account Agreement under which specific Escrow Material is deposited by the Licensor with NCC Group.

“Deposit Account Agreement” means an agreement in the form attached as Appendix I, for the setting up of a Deposit Account.

“Deposit Form” means the form at Schedule 1 which is to be completed by Licensor and delivered to NCC Group with each deposit of the Escrow Material.

“Escrow Material” means the Source Code of the Software and such other material and documentation (including updates and upgrades thereto and new versions thereof) as are necessary to be delivered or deposited to comply with Clause 3 of this Agreement.

“Full Verification” means the tests and processes forming NCC Group’s Full Verification service and/or such other tests and processes as may be agreed between the parties for the verification of the Escrow Material.

“Integrity Testing” means those tests and processes forming NCC Group’s Integrity Testing service, in so far as they can be applied to the Escrow Material.

“Intellectual Property Rights” mean any copyright, patents, design patents, registered designs, design rights, utility models, trademarks, service marks, trade secrets, know how, database rights, moral rights, confidential information, trade or business names, domain names, and any other rights of a similar nature including industrial and proprietary rights and other similar protected rights in any country or jurisdiction together with all registrations, applications to register and rights to apply for registration of any of the aforementioned rights and any licenses of or in respect of such rights.

“License Agreement” means the agreement under which a Licensee was granted a license to use the Software.

“Licensee” means any person, firm, company or other entity:

1.1.1	to whom a license to use the Software has been granted; and

1.1.2	whom Licensor has approved for registration under a Deposit Account Agreement; and

1.1.3	who has agreed to be bound by the terms and conditions of a Deposit Account Agreement by executing a completed Registration Agreement, forwarding the same to NCC Group and the receipt and registration of which has been acknowledged by NCC Group in writing to Licensor and Licensee:

and references in this Agreement to Licensee shall be to the relevant Licensee or Licensees given the context in which such reference is made.

“Letter of Intent” means the form completed by Licensor or Licensee containing the information to enable NCC Group to set up this Agreement, a Deposit Account Agreement or a Registration Agreement.

“Registration Agreement” means an agreement in the form set out in Appendix 2 to be signed by Licensor, NCC Group and any company wishing to be a party to a Deposit Account Agreement or Deposit Account Agreements, as a Licensee and, accordingly, to take the benefit of and be bound by the terms and conditions of the Agreement including payment obligations as may be defined in the Registration Agreement.

“Release Purposes” means the sole and limited purposes of understanding, maintaining, modifying and correcting the Software exclusively for and on behalf of Licensee together with such other purposes (if any) as are explicitly permitted under the License Agreement.

“Software” means the software together with any updates and upgrades thereto and new versions thereof licensed to Licensee under the License Agreement details of which are set out in Schedule 1 of a Deposit Account Agreement. Software may be accompanied by technical specifications relating to hardware and firmware.

“Source Code” means the computer programming code of the Software in human readable form.

1.2	This Agreement shall be interpreted in accordance with the following:

1.2.1	headings are for ease of reference only and shall not be taken into consideration in the interpretation of this Agreement;

1.2.2	all references to Clauses and Schedules are references to Clauses and Schedules of this Agreement; and

1.2.3	all references to a party or parties are references to a party or parties to this Agreement.

2	Deposit Accounts

2.1	Each time that the Licensor wishes to deposit different Escrow Material under the terms of this Agreement, the Licensor and NCC Group must execute a completed Deposit Account Agreement containing the details of the Escrow Material to be deposited in accordance with the obligations contained in Clause 3.

2.2	Each signed Deposit Account Agreement shall be supplemental to and be governed by the terms of this Agreement.

2.3	For the avoidance of doubt, if the Escrow Material to be deposited is an update to or development of Escrow Material already deposited under an existing Deposit Account, the deposit of such Escrow Material shall not require a new Deposit Account and shall be deposited under the relevant existing Deposit Account.

3	Licensor’s Duties and Warranties

3.1	Licensor shall:

3.1.1	deliver a copy of the Escrow Material to NCC Group within 30 days of the date NCC Group receives an executed Deposit Account Agreement;

3.1.2	deliver an update or replacement copy of the Escrow Material to NCC Group within 30 days of a material update, error correction, enhancement, maintenance release or functional modification to the Software which results in an updated delivery of the object code version of the Software to Licensee;

3.1.3	ensure that each copy of the Escrow Material deposited with NCC Group comprises the Source Code of the latest version of the Software used by Licensee;

3.1.4	deliver to NCC Group an update or replacement copy of the Escrow Material within 30 days after the anniversary of the last delivery of the Escrow Material to ensure that the integrity of the Escrow Material media is maintained;

3.1.5	deliver with each deposit of the Escrow Material a Deposit Form which includes the following information:

3.1.5.1	details of the deposit including the full name of the Software (i.e. the original name as set out under Schedule 1 to the Deposit Account Agreement together with any new names given to the Software by Licensor), version details, media type, backup command/software used, compression used, archive hardware and operating system details; and

3.1.5.2	password/encryption details required to access the Escrow Material;

3.1.6	deliver with each deposit of the Escrow Material the following technical information (where applicable):

3.1.6.1	documentation describing the procedures for building, compiling and installing the Software, including names and versions of the development tools;

3.1.6.2	Software design information (e.g. module names and functionality); and

3.1.6.3	name and contact details of employees with knowledge of how to maintain and support the Escrow Material; and

3.1.7	deposit a detailed list of the suppliers of any third party software and tools required to access, install, build or compile or otherwise use the Escrow Material.

3.2	Licensor warrants to both NCC Group and Licensee at the time of each deposit of the Escrow Material with NCC Group that:

3.2.1	it has the full right, ability and authority to deposit the Escrow Material;

3.2.2	in entering into this Agreement and any Deposit Account Agreement and performing its obligations under such agreements, it is not in breach of any of its ongoing express or implied obligations to any third party(s); and

3.2.3	the Escrow Material deposited under Clause 3.1 contains all information in human-readable form and is on suitable media to enable a reasonably skilled programmer or analyst to understand, maintain, modify and correct the Software.

4	Licensee’s Responsibilities and Undertakings

4.1	Licensee shall notify NCC Group of any change to the Software that necessitates a replacement deposit of the Escrow Material.

4.2	In the event that the Escrow Material is released under Clause 7, Licensee shall:

4.2.1	keep the Escrow Material confidential at all limes;

4.2.2	use the Escrow Material only for the Release Purposes;

4.2.3	not disclose the Escrow Material to any person save such of Licensee’s employees or contractors who need to know the same for the Release Purposes. In the event that Escrow Material is disclosed to its employees or contractors, Licensee shall ensure that they are bound by the same confidentiality obligations as are contained in this Clause 4.2;

4.2.4	hold all media containing the Escrow Material in a safe and secure environment when not in use; and

4.2.5	forthwith destroy the Escrow Material should Licensee cease to be entitled to use the Software under the terms of the License Agreement.

5	NCC Group’s Duties

5.1	NCC Group shall:

5.1.1	at all times during the term of this Agreement, retain the latest deposit of the Escrow Material in a safe and secure environment;

5.1.2	notify Licensor and the relevant Licensee of the acceptance of any Registration Agreement; and

5.1.3	inform Licensor and Licensee of the receipt of any deposit of the Escrow Material by sending to both parties a copy of the Deposit Form and/or the Integrity Testing report or Full Verification report (as the case may be) generated from the testing processes carried out under Clause 11.

5.2	In the event of failure by Licensor to deposit any Escrow Material with NCC Group, NCC Group shall not be responsible for procuring such deposit and may, at its sole discretion, notify the Licensor and Licensee of Licensor’s failure to deposit any Escrow Material.

5.3	NCC Group may appoint agents, contractors or sub-contractors as it deems fit to carry out the Integrity Testing and the Full Verification processes. NCC Group shall ensure that any such agents, contractors and sub-contractors are bound by the same confidentiality obligations as are contained in Clause 9.

5.4	NCC Group has the right to make such copies of the Escrow Material as may be necessary solely for the purposes of this Agreement.

6	Payment

6.1	The parties shall pay NCC Group’s fees and charges as published from time to time or as otherwise agreed, in the proportions set out in the Letter of Intent between the parties. NCC Group’s fees as published are exclusive of any applicable sales tax.

6.2	If NCC Group is required to perform any additional or extraordinary services as a result of being an escrow agent including intervention in any litigation or proceeding, NCC Group shall receive reasonable compensation for such services and be reimbursed for all costs incurred, including reasonable attorney’s fees.

6.3	NCC Group shall be entitled to review and vary its standard fees and charges for its services under this Agreement from time to time but no more than once a year and by no more than eight percent (8%) of the prior year’s fees and only upon 45 days written notice to the parties.

6.4	All invoices are payable within 45 days from the date of invoice. Interest shall accrue at the lesser of 1.5% per month or the maximum amount permitted by applicable law for any fees that are undisputed by the paying party and remain unpaid for more than 45 days past the due date of the applicable invoice.

6.5	In the event of a dispute made in good faith as to the amount of fees, the party responsible for payment agrees to remit payment on any undisputed amounts(s) in accordance with Clause 6.1 above. In such circumstances, the interest on the fees shall not accrue as to any disputed amounts unless not paid within 30 days after such dispute has been resolved by the parties.

6.6	NCC Group shall have no obligations under this Agreement until the initial invoice has been paid in full.

7	Release Procedures

7.1	Subject to: (i) the remaining provisions of this Clause 7 and (ii) the receipt by NCC Group of the fees chargeable upon a release and any other fees and interest (if any) outstanding under this Agreement, NCC Group will release the Escrow Material to a duly authorized representative of Licensee if any of the events listed at clause 6 of the Registration Agreement (“Release Event(s)”) occur.

7.2	Licensee must notify NCC Group of the Release Event specified by delivering to NCC Group a notice in writing (“Notice”) declaring that such Release Event has occurred and specifying the Deposit Account(s) so affected, and setting out the facts and circumstances of the Release Event, that the License Agreement and any maintenance agreement, if relevant, for the Software was still valid and effective up to the occurrence of such Release Event and exhibiting such documentary evidence in support of the Notice as NCC Group shall reasonably require.

7.3	Upon receipt of a Notice from Licensee claiming that a Release Event has occurred:

7.3.1	NCC Group shall submit a copy of the Notice to Licensor (with a copy to the Licensee in order to acknowledge receipt of the Notice) by courier or other form of guaranteed delivery; and

7.3.2	unless within 14 calendar days after the date at dispatch of the Notice by NCC Group, NCC Group receives a counter-notice in writing from Licensor stating that in their view no such Release Event has occurred or, if appropriate, that the event or circumstance giving rise to the Release Event has been rectified as shown by documentation in support thereof.

NCC Group will release a copy of the Escrow Material to Licensee for its use for the Release Purposes.

7.4	Upon receipt of the counter-notice from Licensor under Clause 7.3.2, NCC Group shall send a copy of the counter-notice and any supporting evidence to Licensee (with a copy to Licensor in order to acknowledge receipt of the counter-notice) by courier or other form of guaranteed delivery.

7.5	Within 90 days of dispatch of the counter-notice by NCC Group, Licensee may give notice to NCC Group that they wish to invoke the dispute resolution procedure under Clause 8.

7.6	If, within 90 days of dispatch of the counter-notice by NCC Group to Licensee, NCC Group has not been informed by Licensee that they wish the dispute resolution procedure under Clause 8 to apply, the Notice submitted by Licensee will be deemed to be no longer valid and Licensee shall be deemed to have waived their right to release of the Escrow Material for the particular reason or event specified in the original Notice. In such circumstances, this Agreement shall continue in full force and effect.

8	Disputes

8.1	Upon receipt of Licensee’s notice requesting dispute resolution pursuant to Clause 7.5 above, NCC Group shall notify Licensor of the Licensee’s request for dispute resolution. Licensor and Licensee may submit their dispute to expedited nonbinding arbitration in Santa Clara County, California or Palm Beach County, Florida under Commercial Arbitration Rules of the American Arbitration Association by one arbitrator appointed by the said rules. A copy of such decision shall be delivered immediately to Licensor, Licensee and NCC Group. To the extent Licensor and Licensee elect binding arbitration, the parties shall use their best efforts to commence the arbitration proceedings within 14 days following delivery of the counter-notice. Prior to the initiation of any binding arbitration procedure, the licensor and Licensee shall use their commercially reasonable efforts to mutually agree upon (i) the maximum length of time of the arbitration from the date of notice of binding arbitration to the date of the arbitrator’s decision, (ii) the number of document requests (including subparts), (iii) the number of interrogatories (including subparts) on opposing parties, (iv) number of subpoena to third parties for testimonial depositions (and the length of such depositions), and (v) all other discovery matters will be governed by the Federal Rules of Civil Procedure. The arbitrator shall not have authority to award punitive damages. All expedited procedures prescribed by the AAA Commercial Arbitration Rules shall apply. The arbitrator shall either be a retired jurist or engaged in the practice of law with no less than ten (10 years experience in the area of software licensing or commercial information systems contract disputes. No person may be appointed as an arbitrator unless he or she is independent of each party, is knowledgeable regarding the subject matter of the dispute. The sole question to be determined by the arbitrator shall be whether or not there existed a Release Event at the time Licensee delivered the Notice to NCC Group and whether the event or circumstance giving rise to the release event has been rectified.

8.2	If the arbitrator finds that a Release Event existed at the time of delivery of the Notice to NCC Group, NCC Group is hereby authorized to release and deliver the Escrow Material to the Licensee within 5 working days of the decision being notified by the arbitrator to the parties. It the arbitrator finds to the contrary, then NCC Group shall not release the Escrow Material and shall continue to hold it in accordance with theterms of this Agreement.

8.3	The parties hereby agree that the costs and expenses of the arbitrator, the reasonable attorneys’ fees and costs incurred by the prevailing party in the arbitration and any costs incurred by NCC Group in the arbitration shall be paid by the non-prevailing party.

8.4	IN ANY LITIGATION ARISING FROM OR RELATED TO THIS AGREEMENT, THE PARTIES HERETO EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT,, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY TO THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE CUSTOMER TO ENTER INTO THIS AGREEMENT.

9	Confidentiality

9.1	The Escrow Material shall remain at all times the confidential and intellectual property of Licensor

9.2	In the event that NCC Group releases the Escrow Material to Licensee, Licensee shall be permitted to use the Escrow Material only for the Release Purposes.

9.3	Subject to Clause 9.4, NCC Group agrees to keep all Confidential Information relating to the Escrow Material and/or the Software that comes into its possession or to its knowledge under this Agreement in strict confidence and secrecy. NCC Group further agrees not to make use of such information and/or documentation other than for the purposes of this Agreement and, unless the parties should agree otherwise in writing and subject to Clause 9.4, will not disclose or release it other than in accordance with the terms of this Agreement.

9.4	NCC Group may release the Escrow Material to the extent that it is required by applicable court order, judgment or decree provided that NCC Group has notified Licensor and Licensee prior to such required release, has given Licensor and/or Licensee on opportunity to contest (at their own expense) such required release, within the time parameters mandated by such applicable court order, judgment or decree. NCC Group is hereby expressly authorized in its sole discretion to obey and comply with all orders, judgments, decrees so entered or issued by any court, without the necessity of inquiring as to the validity of such order, judgment or decree, or the court’s underlying jurisdiction. Where NCC Group obeys or complies with any such order, judgment or decree, NCC Group shall not be liable to Licensee, Licensor or any third party by reason of such compliance, notwithstanding that such order, judgment or decree may subsequently be reversed, modified or vacated.

9.5	Any request by a Licensee under clause 11.3 for a Full Verification shall not be disclosed to any other Licensee(s).

10	Intellectual Property Rights

10.1	The release of the Escrow Material to Licensee will not act as an assignment of any Intellectual Property Rights that Licensor or any third party possesses in the Escrow Material. However, upon deposit of the Escrow Material, the title to the media upon which the Escrow Material is deposited (“Media”) is transferred to NCC Group. Upon delivery of the Escrow Material back to Licensor, the title to the Media shall transfer back to the Licensor. If the Escrow Material is released to the Licensee, the title to the Media shall transfer to the Licensee.

10.2	The Intellectual Property Rights in the Integrity Testing report and any Full Verification report shall remain vested in NCC Group. Licensor and Licensee shall each be granted a non-exclusive right and license to use the Integrity Testing report for the purposes of this Agreement and their own internal purposes only. Licensor and the party who commissioned the Full Verification shall each be granted a non-exclusive right and license to use the Full Verification report for the purposes of this Agreement and their own internal purposes only.

11	Integrity Testing and Full Verification

11.1	NCC Group shall bear no obligation or responsibility to any party to this Agreement or person, firm, company or entity whatsoever to determine the existence, relevance, completeness, accuracy, operation, effectiveness, functionality or any other aspect of the Escrow Material received by NCC Group under this Agreement.

11.2	As soon as practicable after the Escrow Material has been deposited with NCC Group, NCC Group shall apply its Integrity Testing processes to the Escrow Material.

11.3	Any party to this Agreement shall be entitled to require NCC Group to carry out a Full Verification. Subject to Clause 11.4, NCC Group’s prevailing fees and charges for the Full Verification processes and all reasonable expenses incurred by NCC Group in carrying out the Full Verification processes shall be payable by the requesting party.

11.4	If the Escrow Material fails to satisfy NCC Group’s Full Verification tests as a result of being defective or incomplete in content, NCC Group’s fees, charges and expenses in relation to the Full Verification tests shall be paid by Licensor.

11.5	Should the Escrow Material deposited fail to satisfy NCC Group’s Integrity Testing or Full Verification tests under Clauses 11.2 or 11.3, Licensor shall, within 14 days of the receipt of the notice of test failure from NCC Group, deposit such new, corrected or revised Escrow Material as shall be necessary to ensure its compliance with its warranties and obligations in Clause 3. If Licensor fails to make such deposit of the new, corrected or revised Escrow Material, NCC Group will issue a report to Licensee (with a copy to Licensor) detailing the problem with the Escrow Material as revealed by the relevant tests.

12	NCC Group’s Liability

12.1	Nothing in this Clause 12 excludes or limits the liability of NCC Group for its negligence or intentional misconduct.

12.2	Subject to Clause 12.1, no party shall be liable for any loss or damage caused to either Licensor or Licensee except to the extent that such loss or damage is caused by the negligent acts or omissions of or a breach of any contractual duty by such party, its employees, agents or sub-contractors and in such event such party’s total liability in respect of all claims arising under or by virtue of this Agreement or in connection with the performance or contemplated performance of this Agreement, shall not exceed the minimum dollar amounts of the insurance coverage required by Clause 15.13 except in the case where such liability relates to the indemnification protection afforded NCC Group by Licensor and any subject Licensee.

12.3	NCC Group shall not be responsible in any manner whatsoever for any failure or inability of Licensor or Licensee to perform or comply with any provision of this Agreement.

12.4	NCC Group shall not be liable in any way to Licensor or Licensee for acting in accordance with the terms of this Agreement and specifically (without limitation) for acting upon any notice, written request, waiver, consent, receipt, statutory declaration or any other document furnished to it pursuant to and in accordance with this Agreement.

12.5	Subject to Clause 11, NCC Group shall not be required to make any investigation into, and shall be entitled in good faith without incurring any liability to Licensor or Licensee to assume (without requesting evidence thereof) the validity, authenticity, veracity and due and authorized execution of any documents, written requests, waivers, consents, receipts, statutory declarations or notices received by it in respect of this Agreement.

13	Indemnity

Licensor agrees to defend and indemnify NCC Group and to hold NCC Group harmless from and against any claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney’s fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement, provided that Licensor shall not be liable for that portion of any such indemnification amount resulting from NCC Group’s gross negligence or intentional misconduct or material breach of any contractual duty hereunder.

14	Term and Termination

14.1	This Agreement and any Deposit Account Agreement shall continue until terminated in accordance with this Clause 14.

14.2	If Licensor or Licensee, as the case may be, fails to pay an invoice addressed to it for services under this Agreement and/or any Deposit Account Agreement within 45 days of its issue, NCC Group reserves the right to give that party written notice to pay the outstanding invoice within 30 days. If Licensor has not paid its invoice by the expiry of the 30 day notice period, NCC Group will give Licensee(s) a period of 45 days to pay Licensor’s invoice. If Licensor or Licensee (as appropriate) has not paid its invoice after being given notice in accordance with this Clause, NCC Group shall have the right to terminate this Agreement, the relevant Deposit Account Agreement or the registration of Licensee (as appropriate) without further notice. Any amounts owed by Licensor but paid by Licensee(s) will be recoverable by Licensee(s) direct from Licensor as a debt and, if requested, NCC Group shall provide appropriate documentation to assist in such recovery.

14.3	Upon termination of this Agreement and/or a Deposit Account Agreement in their entirety under the provisions of Clause 14.2, for 30 days from the date of termination NCC Group will make the Escrow Material available for collection by Licensor or its agents from the premises of NCC Group during office hours. After such 30 day period NCC Group will destroy the Escrow Material.

14.4	Notwithstanding any other provision of this Clause 14, NCC Group may resign as Escrow Agent hereunder and terminate this Agreement and/or a Deposit Account Agreement(s) by giving sixty (60) days written notice to Licensor and Licensee(s). In the event that this Agreement and/or a Deposit Account Agreement is terminated in its entirety, Licensor and Licensee(s) shall appoint a mutually acceptable new custodian on similar terms and conditions to those contained herein. If a new custodian is not appointed within 14 days of delivery of such notice, Licensor or Licensee(s) shall be entitled to request the American Arbitration Association to appoint a suitable new custodian upon terms and conditions consistent with those in this Agreement. Such appointment shall be final and binding on Licensor and Licensee(s). If NCC Group is notified of the new custodian within the notice period, NCC Group will forthwith deliver the Escrow Material to the new custodian. If NCC Group is not notified of the new custodian within the notice period and this Agreement and/or a Deposit Account Agreement has been terminated in its entirety, NCC Group will return the Escrow Material to Licensor.

14.5	Licensee may terminate any and all Deposit Account Agreements in respect of itself only at any time by giving sixty (60) days prior written notice to NCC Group.

14.6

If the License Agreement with a Licensee has expired or has been-lawfully terminated, then Licensee shall endeavour to give notice to NCC Group within 14 days thereof to terminate its interest under the relevant Deposit Account Agreement(s), failing which, Licensor shall be entitled to give written notice to NCC Group to terminate the relevant Licensee’s interests under the relevant Deposit Account Agreement(s). Upon receipt of such a notice from Licensor, NCC Group shall notify Licensee of Licensor’s notice to terminate. Unless within 30 days of NCC Group giving such notice to Licensee, NCC Group receives a counter-notice from Licensee disputing the termination of the License Agreement, then Licensee shall be deemed to have consented to such termination and Licensee’s rights under the relevant Deposit Account Agreement shall immediately automatically terminate. Any disputes arising under this Clause shall be dealt with in accordance with the dispute resolution procedure in Clause 8. Upon termination of all registered Licensees under a Deposit Account Agreement under this Clause, NCC Group shall return the Escrow Material to Licensor.

14.7	Subject to Clause 14.6, Licensor may only terminate the interests of any Licensee under a Deposit Account Agreement with the written consent of that Licensee.

14.8	Subject to Clause 14.6, Licensor may only terminate this Agreement or a Deposit Account Agreement in its entirety with the written consent of all Licensees.

14.9	A Deposit Account Agreement shall automatically immediately terminate in respect of a Licensee upon release of the Escrow Material to that Licensee in accordance with Clause 7.

14.10	If this Agreement or a Deposit Account Agreement is superseded and replaced by a new agreement in respect of the Escrow Material, this Agreement and/or the relevant Deposit Account Agreement shall, upon the coming into force of the new agreement in respect of a Licensee, automatically terminate in respect of that Licensee. When this Agreement and/or a Deposit Account Agreement has been terminated in respect of all Licensees who are registered under it, it shall immediately terminate in its entirety. Licensor shall request NCC Group to either transfer the Escrow Material to the new agreement. If new material is deposited, upon its receipt, NCC Group shall, unless otherwise instructed, destroy the Escrow Material.

14.11	The termination of this Agreement and/or a Deposit Account Agreement in respect of a Licensee shall be without prejudice to the continuation of this Agreement and/or the Deposit Account Agreement in respect of any other Licensees.

14.12	If any terminations of Licensees’ interests under this Agreement and/or a Deposit Account Agreement result in there being no Licensees registered under this Agreement and/or the Deposit Account Agreement, unless otherwise instructed by Licensor, this Agreement and/or the Deposit Account Agreement will continue and the Escrow Material will be retained by NCC Group pending registration of other Licensees.

14.13	The provisions of Clauses 1, 4.2, 6, 9, 10, 11.1, 12, 13, 14.13 to 14.15 (inclusive) and 15 shall continue in full force after termination of this Agreement.

14.14	On and after termination of this Agreement and/or a Deposit Account Agreement, Licensor and/or Licensee(s) (as appropriate) shall remain liable to NCC Group for payment in full of any fees and interest which have become due but which have not been paid as at the date of termination,

14.15	The termination of this Agreement and/or a Deposit Account Agreement, however arising, shall be without prejudice to the rights accrued to the parties prior to termination.

15	General

15.1	Licensor and Licensee(s) shall notify NCC Group and each other, within 30 days of ifs occurrence, of any of the following:

15.1.1	a change of its name, principal office, contact address or other contact details; and

15.1.2	any material change in its circumstances that may affect the validity or operation of this Agreement or a Deposit Account Agreement.

15.2	This Agreement shall be governed by and construed according to the laws of the state at California, excluding that body of law known as conflict of law,

15.3	This Agreement, the relevant Deposit Account Agreement together with, in respect of each Licensee, their Registration Agreement represents the whole agreement relating to the escrow arrangements between NCC Group, licensor and that Licensee for the Software and shall supersede all prior agreements, discussions, arrangements, representations, negotiations and undertakings. In the event of any conflict between these documents, the terms of this Agreement shall prevail.

15.4	Unless the provisions of this Agreement otherwise provide, any notice or other communication required or permitted to be given or made in writing hereunder shall be validly given or made if delivered by hand or courier or if dispatched by certified or registered mail (airmail if overseas) addressed to the address specified for the parties in this Agreement or their Registration Agreement (or such other address as may be notified to the parties from time to time) or if sent by facsimile message to such facsimile number as has been notified to the parties from time to time and shall be deemed to have been received:

(i)	if delivered by hand or courier, one day following the time of delivery;

(ii)	if sent by certified or registered mail (airmail if overseas), 3 business days otter posting (6 days if sent by airmail);

(iii)	if sent by facsimile, one day following the time of completion of the transmission of the facsimile with facsimile machine confirmation of transmission to the correct facsimile number of all pages of the notice.

15.5	Except where Licensor or Licensee merges, is acquired or has substantially all of its assets acquired and the new entity or acquirer agrees to assume all of their obligations and liabilities under this Agreement and the relevant Deposit Account Agreement, Licensor and Licensee shall not assign, transfer or subcontract this Agreement or any rights or obligations hereunder without the prior written consent of the other parties.

15.6	NCC Group shall not be entitled to transfer or assign this Agreement without the prior written consent of Licensor and thereupon written notice to all Licensees, provided, however, that in the event of the acquisition of NCC Group, NCC Group shall be entitled to transfer or assign this Agreement in connection with such acquisition upon written notice to both Licensor and all Licensees.

15.7	This Agreement shall be binding upon and survive for the benefit of the successors in title and permitted assigns of the parties.

15.8	If any provision of this Agreement is declared too broad in any respect to permit enforcement to its full extent, the parties agree that such provision shall be enforced to the maximum extent permitted by law and that such provision shall be deemed to be varied accordingly. If any provision of this Agreement is found by any court, tribunal or administrative body of competent jurisdiction to be wholly or partly illegal, invalid, void, or unenforceable, it shall, to the extent of such illegality, invalidity or unenforceability, be deemed severable and the remaining part of the provision and the rest of the provisions of this Agreement shall continue In full force and effect.

15.9	Save as expressly provided in this Agreement, no amendment or variation of this Agreement or a Deposit Account Agreement shall be effective unless in writing and signed by a duly authorized representative of each of the parties to it.

15.10	The parties shall not be liable to each other or be deemed to be in breach of this Agreement by reason of any delay in performing, or failure to perform, any of their obligations under this Agreement if the delay or failure was for a reason beyond that party’s reasonable control (including, without limitation, fire, flood, explosion, epidemic, riot, civil commotion, any strike, lockout or other industrial action, act of God, war or warlike hostilities or threat of war, terrorist activities, accidental or malicious damage, or any prohibition or restriction by any governments or other legal authority which affects this Agreement and which is not in force on the date of this Agreement). A party claiming to be unable to perform its obligations under this Agreement (either on time or at all) in any of the circumstances set out above must notify the other parties of the nature and extent of the circumstances in question as soon as practicable. If such circumstances continue for more than six months, any of the other parties shaft be entitled to terminate this Agreement by giving one month’s notice in wilting.

15.11	No waiver by any party of any breach of any provisions of this Agreement shall be deemed to be a waiver of any subsequent or other breach and, subject to Clause 7.6, no failure to exercise or delay in exercising any right or remedy under this Agreement shall constitute a waiver thereof.

15.12	This Agreement may be executed in any number of counterparts and by different parties in separate counterparts. Each counterpart when so executed shaft be deemed to be an original and all of which together shaft constitute one and the same agreement.

15.13	NCC Group shall, at its sole cost and expense, throughout the term of this Agreement, procure and maintain in full force and effect, the following insurance coverage with an insurance carrier that is rated B+ or better by A.M. Best. NCC Group shall provide Licensor and all Licensees hereunder with a certificate of insurance evidencing such coverage. All certificates of insurance shall require that Licensor and Licensee be provided with no less than thirty (30) days advance written notice of cancellation of the stated coverage, and NCC Group shall request that its insurer use its best efforts to provide at least thirty (30) days advance written notification of such cancellation.

Type of Insurance	Coverage Amount	Type of Insurance	Coverage Amount
General Liability	$2,000,000 General Aggregate
General Liability	$1,000,000 Each Occurrence	Umbrella Coverage	$5,000,000 General Aggregate
Professional Liability	$1,000,000 Each Occurrence

Signed for and on behalf of Silver Spring Networks, Inc.

***

Signed for and on behalf of NCC GROUP, INC.

***

Schedule 1 (Deposit Form)

ESCROW MATERIALS DEPOSIT FORM
Escrow Account Number:	[Agreement Number]
Product Name:	[Software Name]
Date:

DEPOSITOR DETAILS Company Name:	Technical Contact
Address:	Signature:
Position:
Telephone No:	Email Address:

   MATERIAL DETAILS

Media Type (e.g. Disc, Tape etc.)	Number of media items	Name of Software	Version/Release

Hardcopy Documents (please supply details):
Softcopy Documents (please give location on media, e.g. \docs\build):
What Hardware was used to create the media deposit?
What Operating System was used?
What Backup Command/Software was used?
What Software Compression has been used?
What Encryption/Password Protection has been used?
In what Development Language is the source code written?
Approximate size of the data on the media in megabytes?
Provide details of any third party software required to access/compile the material.
Provide details of any additional build information.

   The following information MUST be provided for NCC Group to accept the deposit of escrow material:

   If this is your initial/first deposit, please fill in Section 1.

   If this is your second or subsequent deposit (i.e. a replacement/update) please fill in Section 2.

SECTION 1:	Initial Deposit (First Deposit) - Is this a complete deposit?
☐ YES ☐ NO if NO, please Indicate when the rest of the deposit will be sent

SECTION 2:	Deposit Updates/Replacements - Is the deposit a complete replacement of any of the previous deposits?
☐ YES ☐ NO
If YES, would you like the past deposit(s) to be:
☐ RETAINED ☐ RETURNED ☐ DESTROYED *For returns and destroys, please specify which deposit(s) this applies to by reference to the month and year of delivery to NCC Group
(Tick ‘ALL’ if all previous deposits): ☐ All ☐ SPECIFIC DEPOSIT(S):

Signature: of Recipient:	Date material received by NCC Group:

Appendix 1

Template Deposit Account Agreement

Agreement dated:

Between:

(1)	Silver Spring Networks, Inc. whose principal office is at [Licensoraddress] (“Licensor”); and

(2)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”).

Agreement

In consideration of the mutual obligations and undertakings contained in the multi licensee deposit account software escrow agreement number                      dated                      (“Agreement”) between the Licensor and NCC Group, the parties to this agreement agree as follows:

1	This agreement is a Deposit Account Agreement (as defined in the Agreement).

2	This Deposit Account Agreement is supplemental to and governed by the terms and conditions of the Agreement.

3	This Deposit Account Agreement relates to the Escrow Material as defined in the Agreement and as described in Schedule 1 below.

4	NCC Group’s fees are payable as set out in the Letter of Intent between the parties.

Signed for and on behalf of Silver Spring Networks, Inc.

Name:

Position:	(Authorized Signatory)

Date:

Signed for and on behalf of NCC GROUP, INC.

Name:

Position:	(Authorized Signatory)

Date:

Appendix 2

Registration Agreement

NOTE: A COPY OF THIS REGISTRATION AGREEMENT MUST BE DULY SIGNED BY AN AUTHORIZED SIGNATORY AND RETURNED TO NCC GROUP BEFORE A LICENSEE CAN CLAIM PROTECTION UNDER THE RELEVANT DEPOSIT ACCOUNT.

Agreement between:

(1)	Silver Spring Networks, Inc. whose principal office is at (Licensoraddress) (“Licensor”);

(2)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”); and

(3)	Licensee’s Name:

whose principal office is at

(“Licensee”);

Agreement:

1.	This registration agreement (“Registration Agreement”) is supplemental to the terms and conditions of the multi licensee deposit account software escrow agreement number 38105 and 41932 dated (“Escrow Agreement”) and the Deposit Account Agreement(s) (as defined in the Escrow Agreement) number(s) dated , both between Licensor and NCC Group.

2.	This Registration Agreement, the Escrow Agreement and the relevant Deposit Account Agreement(s) together shall form a binding agreement between Licensor, NCC Group and Licensee in accordance with the terms of the Escrow Agreement.

3.	Licensee agrees to defend and indemnify NCC Group and to hold NCC Group harmless from and against any third party claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney’s fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement, provided that Licensee shall not be liable for that portion of any such indemnification amount resulting from NCC Group’s negligence or intentional misconduct.

4.	Licensee hereby agrees to take the benefit of, agrees and undertakes to perform its obligations under and be bound by the terms and conditions of the Escrow Agreement, including the payment obligations defined below, as though they were a party to the Escrow Agreement and the Deposit Account Agreement and named therein as a Licensee.

5.	Licensor and Licensee agree to compensate NCC Group for its services pursuant to this agreement according to the schedule following:

	DESCRIPTION	RATE	LICENSOR	LICENSEE
1	Annual Escrow Management Fee	$	100%	Nil
2	Deposit Account Initial Fee	$	100%	Nil
3	Licensee Registration Fee (per individual Licensee registered, payable upon registration and upon the escrow account’s anniversary every year thereafter)	$	Nil	100%
4	Scheduled Update Fee (2nd and subsequent scheduled deposits in any one year, payable on completion of this Agreement and in advance of each anniversary thereafter)	$	100%	Nil
5	Licensee Termination Fee	$	Nil	100%
6	Release Fee (plus NCC Group’s reasonable expenses)	$	Nil	100%

6.	This Registration Agreement shall take effect when NCC Group has registered Licensee as a party to the relevant Deposit Account Agreement.

7.	The Release Events for the undersigned Licensee are as follows:

(i)	a receiver, trustee, or similar officer is appointed for the business or property of Licensor; or

(ii)	Licensor files a petition in bankruptcy, files a petition seeking any reorganization (without confirming immediately in writing to Licensee that it will continue to maintain the Software in accordance with the terms of the License Agreement or any applicable maintenance agreement), makes an arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; or

(iii)	any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against Licensor and not stayed, enjoined, or discharged within 60 days; or

(iv)	Licensor takes any corporate action authorizing any of the foregoing; or

(v)	any similar or analogous proceedings or event to those in Clauses 7.1.1 to 7.1.3 above occurs in respect of Licensor within any jurisdiction outside the USA; or

(vi)	Licensor or any successor ceases to carry on its business or the part of its business which relates to the Software; or

(vii)	Licensor or, where relevant, its agent, parent, subsidiary or associated company is in material breach of its obligations as to maintenance or modification of the Software under the License Agreement or any maintenance agreement entered into in connection with the Software and has failed to remedy such default notified by Licensee to Licensor within a reasonable period.

Signed for and on behalf of [Licenseename]

Name:

Position:	(Authorized Signatory)

Date:

Signed for and on behalf of Silver Spring Networks, Inc.

Name:

Position:	(Authorized Signatory)

Date:

Signed for and on behalf of NCC GROUP, INC.

Name:

Position:	(Authorized Signatory)

Date:

FAST-START SMART GRID PROJECT MASTER AGREEMENT
EXHIBIT “K” CUSTOMERIQ™ SUBSCRIPTION LICENSE TERMS

This Exhibit sets forth additional terms and conditions under which SSN will provide Customer with a subscription license for SSN’s CustomerlQ Software. Except as modified below, the terms and conditions of the Agreement shall apply to the CustomerlQ Software licensed hereunder. In the event of a conflict between this Exhibit and the Agreement, this Exhibit will govern.

1. Definitions. Capitalized terms not defined in this Exhibit will have the same meaning as in the Agreement.

“Agreement” means the Master Services Agreement entered into by the Parties on October 15, 2009.

“ASP Server” means the server, controlled by SSN on which the CustomerIQ Software resides and to which Customer has access under this Agreement.

“Content” means all text, data, pictures, sound, graphics, video and other information used by Customer in conjunction with the CustomerIQ Software. Content may include information owned by Customer, third parties or SSN.

“Customer Change Management Procedures” means the mutually agreed (as set forth in Section 7, below) policies and processes for modifying, updating, and introducing any significant software change that will affect the form, fit, and function of CustomerIQ Software.

“CustomerIQ™ Software” means the Software described on Attachment 1 hereto.

“Named User” means named individuals that may use the Software for which the license is granted. The Customer will maintain a list of the individuals who are authorized to use such Software and will provide SSN with a copy of that list upon request. Customer may remove and replace users on its list at its discretion.

“Subscription” means the software license described in this Exhibit, which includes access to all released and then-currently supported versions of CustomerIQ for term of the Subscription.

“Website” means the URL provided by SSN to Customer under this Agreement for accessing the CustomerIQ Software on the ASP Server. For purposes of this Agreement, the URL is identified on Attachment 1.

2. Subscription. Customer may purchase Subscriptions by submitting Purchase Orders to SSN that reference the Agreement. The standard term of the Subscription is one (1) year, and the first term shall commence upon the completion of the following:

(i) SSN makes CustomerlQ available to Customer on the ASP Server as soon as possible with a target date of no later than February 28, 2010; and

(ii) Customer’s Acceptance of Software.

SSN agrees to make available to Customer a pre-production version of the Software for Customer’s testing on or about February 15, 2010, at no charge to Customer.

***

OG&E CustomerIQ Exhibit K 20091203 Final
SSN – OG&E Confidential

3. License. Subject to the terms and conditions in Section 2.2 (“License”) of the Agreement, SSN grants to Customer for the period of time purchased by Customer, a non-exclusive, non-transferable, license, without the right to sublicense, to use the CustomerIQ Software and any SSN Content, by accessing the ASP Server through the Website, for any legal use contemplated by the Agreement. In addition to the restrictions set forth in Section 2.2.3 (“Intellectual Property Protection; Restrictions”) of the Agreement, Customer shall not:

(a)	merge the CustomerIQ Software with other software;

(b)	sublicense, lease, rent, loan, or otherwise transfer its access to the ASP Server to any third party; or

(c)	copy the CustomerIQ Software onto any computer.

SSN will make any flies containing Content available to Customer upon request and payment of any applicable fees.

4. Delivery. SSN shall deliver the CustomerIQ Software to Customer by providing Customer *** CustomerIQ ***. Acceptance shall occur upon delivery. Delivery for Subscription renewals shall be deemed to have occurred on ***.

5. Acceptance. Customer has *** from the Delivery Date, collectively the “Acceptance Period,” to conduct acceptance tests to verify whether the Software will operate substantially free from material errors (the “Acceptance Period”). If Customer notifies SSN of any non-conformities with the Acceptances Criteria (Acceptance Criteria to be mutually agreed no later than February 1, 2010) (collectively “Non-conformities”) in writing within the applicable Acceptance Period, SSN within *** from the date of such notification, shall use reasonable efforts to correct such Non-conformities at its own expense and notify Customer when the corrections are complete. Customer then shall have the right to test the corrected Software. If Customer does not notify SSN of any Non-conformities within the Acceptance Period or if Customer successfully uses the Software in a production environment or otherwise in connection with Customer’s conduct of its business, Customer shall be deemed to have accepted the Software. ***.

6. Content. Customer hereby grants SSN the right to access, display, process, compile and use any Content owned or provided by Customer and or Customer’s customer for than purpose of providing the Subscription to Customer and similar services to other customers (provided, however, that for providing subscription services to other customers, SSN shall only use Content not identifiable to any specific customer or consumer). Customer shall not distribute, download, or place on the Website, the ASP Server or use with the CustomerIQ Software, any Content that: (a) Customer knows or has reason to believe infringes the Intellectual Property Rights of any third party or violates any rights of publicity or privacy; (b) violates any law, statute, ordinance or regulation (including without limitation the laws and regulations governing export control, unfair competition, antidiscrimination or false advertising); (c) is defamatory, trade libelous, unlawfully threatening or unlawfully harassing; (d) is obscene, pornographic or indecent or (e) contains any viruses, trojan horses, worms, time bombs, cancelbots or other computer programming routines that are intended to damage, detrimentally interfere with, surreptitiously intercept or expropriate any system, data or personal information (items (a)—(e) are collectively referred to herein as “Prohibited Content”). SSN reserves the right to remove any Prohibited Content from the ASP Serves without prior notice to Customer. Customer shall indemnify, defend and hold SSN harmless for any claims, liabilities, losses, causes of action, damages, settlements, and costs and expenses (including, without limitation attorneys’ fees and costs) arising from third party or governmental claims related to or generated by the Prohibited Content.

7. Change Management. SSN will follow the mutually agreed Customer Change Management Procedures and policies. Customer will provide SSN a formal Change Management Procedure document to which SSN and Customer will agree within 30 days of execution of this Exhibit.

8. Warranty Period. ***. EXCEPT FOR THE LIMITED WARRANTIES EXPRESSLY PROVIDED IN SECTION 5.3 (“WARRANTY”) AND THIS EXHIBIT, SSN MAKES NO OTHER WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE RELATING TO THE CUSTOMERIQ SOFTWARE. SSN SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND

OG&E CustomerIQ Exhibit K 20091203 Final
SSN – OG&E Confidential

NONINFRINGEMENT. SSN AND ITS LICENSORS AND SUPPLIERS DO NOT WARRANT OR REPRESENT THAT THE SOFTWARE WILL BE FREE FROM BUGS, ITS USE WILL BE UNINTERRUPTED OR ERROR-FREE, MEET CUSTOMER’S OPERATIONAL NEEDS OR MAKE ANY OTHER REPRESENTATIONS REGARDING THE USE, OR THE RESULTS OF THE USE, OF THE PRODUCTS OR SERVICES. SSN ASSUMES NO LIABILITY OR RESPONSIBILITY FOR ANY INTERRUPTION OR CESSATION OF TRANSMISSION TO OR FROM ITS DATA CENTERS DUE TO THE WAN, CELLULAR OR OTHER PUBLIC COMMUNICATION OR BROADBAND SYSTEM, OR CUSTOMER’S VPN CONNECTIVITY. THESE DISCLAIMERS WILL APPLY NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN.

9. Termination of CustomerIQ Software License. The rights granted under this Exhibit will terminate upon expiration or termination of the Agreement. Customer may terminate CustomerIQ Software license provided herein upon *** prior written notice. Upon such termination, SSN may immediately block Customer’s access to the ASP Server and Website, and Customer must promptly discontinue all use of the CustomerIQ Software, return to SSN or destroy all copies of the Documentation in Customer’s possession or control and certify in writing to SSN that it has fully complied with these requirements within two (2) business days of termination. SSN shall provide all Content that is owned by Customer, which includes but may not be limited to Customer’s customer usage data and Customer’s customer personal data within two (2) business days of termination. Customer’s termination for convenience shall not entitle Customer to any refund of Subscription Fees paid or credit for Fees owed but unpaid at the time of termination.

10. Survival. The Parties’ rights and obligations under Sections 6 (“Content”), 9 (“Termination of CustomerIQ Software License”), and 11 (“Audit Rights”) shall survive any termination of this Exhibit and or Agreement.

11. Audit Rights. In addition to the audit rights provisioned in the Agreement, Customer may, upon thirty (30) days’ advance written notice to SSN, and at Customer sole expense, conduct an audit, no more than once per year, during SSN regular business hours and at a time to be mutually agreed upon by the Parties, of SSN’s use of the Customer and or Customer’s customer Content, Data and Documentation to verify compliance with this Agreement. SSN shall provide Customer with reasonable access to records, software, hardware and employees related to the portal in order to perform an audit.

12. Fees. Unless described in Exhibit G (“Pricing”), the Subscription Fees payable by Customer shall be set forth in Attachment 1 hereto. ***

OG&E CustomerIQ Exhibit K 20091203 Final
SSN – OG&E Confidential

Approvals

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the SOW Effective Date.

Oklahoma Gas & Electric Company	SILVER SPRING NETWORKS, INC.

***	***

[End]

***

OG&E CustomerIQ Exhibit K 20091203 Final
SSN – OG&E Confidential

Attachment 1 to Exhibit “K”

Description of CustomerIQ Software and Fees

Description:

Customer IQTM is a web-based interactive software application or web portal that connects utilities with their customers by providing interactive, information about electricity, gas, and water usage and costs. The platform utilizes meter interval data to provide feedback to utility customers about how much energy they are using and analyses that usage and presents the analysis through a suite of interactive charts and web pages. CustomerIQ can be customized with utility specific rate structures to provide bill estimates and cost analyses. The Software must be integrated with UIQ or other utility meter data repository to receive meter interval data on a regular ongoing basis.

Subscription Fees: SSN shall make available its CustomerIQ Software through its SaaS offering as amplified in this Exhibit for the following fees.

***

OG&E CustomerIQ Exhibit K 20091203 Final
SSN – OG&E Confidential

Amendment # 1 To the Fast-Start Smart Grid Project Master Agreement

This Amendment #1 (“Amendment”) amends the Fast-Start Smart Grid Project Master Agreement (the “Master Agreement”), by and between Oklahoma Gas and Electric (“Customer”) and Silver Spring Networks, Inc. (“SSN”) on October 15, 2009. This Amendment shall be effective as of the date last signed by the Parties (the “Effective Date”). Capitalized terms not defined in this Amendment shall have the same meaning as set forth in the Master Agreement.

NOW, THEREFORE, in consideration of the mutual promises and obligations below, SSN and Customer agree to amend the Master Agreement as follows:

1. The Parties agree to amend the information section of the cover page of the Master Agreement. The amended information section is attached to the Amendment as Attachment 1.

2. All other provisions in the Master Agreement will remain in full force and effect. In the event of a conflict between this Amendment and the Master Agreement, this Amendment shall govern.

In Witness Whereof, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

OKLAHOMA GAS AND ELECTRIC	SILVER SPRING NETWORKS, INC.

***	***

OG&E Amendment 1 to Master Agreement	Page 1 of 2	SSN - OG&E Confidential

ATTACHMENT 1

FAST-START SMART GRIDE PROJECT MASTER AGREEMENT

CUSTOMER	EFFECTIVE DATE: October 15, 2009
Name: Oklahoma Gas and Electric
State of Incorporation:

CUSTOMER ADDRESS FOR NOTICES
Address: 1200 E. I-240 Service Road
Oklahoma City, OK 73149 USA
Attn: Director, Enterprise Supply Chain
Copy to: General Counsel
Telephone: 405-553-4854

CUSTOMER CONTACT		CUSTOMER BILLING CONTACT
Name:	***	Name: ***
Title:	***	Address: ***
Phone:	***	Phone: ***
Fax:	***	Fax: ***
Email:	***	Email: ***

SSN CONTACT		SSN ADDRESS FOR NOTICES
Name:	***	555 Broadway Street
Title:	***	Redwood City, California 94063 USA
Phone:	***	Attn : CEO
Email:	***	Copy to: General Counsel
Telephone: 650.298.4200

OG&E Amendment 1 to Master Agreement	Page 2 of 2	SSN - OG&E Confidential

Amendment #2 To the Fast-Start Smart Grid Project Master Agreement

This Amendment # 2 (“Amendment”) amends the Fast-Start Smart Grid Project Master Agreement (the “Master Agreement”), by and between Oklahoma Gas and Electric (“OG&E”) and Silver Spring Networks, Inc. (“SSN”) on October 15, 2009. This Amendment shall be effective as of the date last signed by the Parties (“Amendment Effective Date”). Capitalized terms not defined in this Amendment shall have the same meaning as in the Master Agreement.

NOW, THEREFORE, in consideration of the mutual promises and obligations below, SSN and OG&E agree to amend the Master Agreement as follows:

1. Master Agreement, Section 1 “Ordering Equipment from SSN”. The following section is added to Section 1:

1.4. OG&E Equipment Kept at SSN Facilities. From time to time, OG&E may purchase Equipment and/or tools from SSN, which will be held, maintained, and utilized in one of SSN’s facilities. This OG&E-owned Equipment and tools (collectively, “COE”) will be identified in each SOW. SSN may only use COE to perform its obligations under this Agreement or any applicable SOW. SSN acknowledges and agrees that OG&E shall have, at all times, all right, title and interest in the COE. SSN shall do the following with respect to such COE:

(a) Be responsible for the safekeeping of the COE, assume all risks of loss or damage to the COE and be liable for the full actual value of such COE, except for reasonable wear and tear.

(b) Design, maintain, and use the COE in accordance with all applicable OSHA requirements and other safety requirements, codes or standards, and keep in force a policy of Workers’ Compensation insurance as prescribed by the law of the state in which the work is performed. SSN may procure whatever additional insurance SSN deems appropriate. SSN, SSN’s insurer(s) and anyone claiming by, through, under, or in SSN’s behalf will have no claim, right of action, or right of subrogation against OG&E or OG&E’s customers based on any loss or liability insured against under any policy of insurance. SSN shall defend (at OG&E’s request), indemnify and hold harmless OG&E and OG&E’s customers from and against any and all losses, damages, claims, expenses, demands, suits, fines, penalties and liabilities (including reasonable attorney’s fees) of any kind and nature whatsoever (including but not limited to claims resulting from injuries or death to person or damage to property) in any way arising out of or resulting from the maintenance, possession, design, operation, use, condition, storage, or movement of the COE or any accident in connection therewith in accordance with Section 18.4 of this Agreement. Notwithstanding the foregoing, SSN shall not be liable under this subpart (b) for any loss, damage, claim, expense, demand, suit, fine, penalty or liability to the extent caused by OG&E or its employees or agents.

(c) Permanently mark or if impracticable to do so then affix labeling stating that the COE is the PROPERTY OF OKLAHOMA GAS AND ELECTRIC COMPANY.

(d) Store the COE when not in use, on racks or in sections of an SSN facility marked PROPERTY OF OKLAHOMA GAS AND ELECTRIC COMPANY. SSN will notify OG&E of the location of the COE upon receipt of the COE. If SSN removes all or any part of the COE from one facility to another, SSN shall continue to be responsible for loss and damage and SSN shall give OG&E at least ten (10) days advance notice, in writing, of the removal except when the removal is per a timeline provided in a mutually-executed SOW, or to protect the tooling from damage or loss.

(e) Deliver the COE to OG&E upon demand, FOB SSN’s facility, without additional charge for removal, packing, or crating.

OG&E_SSN Amend #2 16 May 2011 final	SSN and OGE Confidential

(f) Repair or replace parts of the COE as needed from time to time without charge to OG&E. This includes, among other things, adjusting, replacing power supplies or other hardware components, and keeping tools in good working condition. At any time when SSN proposes replacing the entire piece of COE because (a) COE life has been expended or COE is beyond economical repair, or (b) OG&E design changes necessitate modification or complete replacement, SSN shall provide OG&E a recommended course of action on the respective COE. If OG&E opts to replace the COE, such replacement shall be shall be subject to the terms of this Agreement.

(g) SSN may not allow any security interest, lien, tax lien or other encumbrance (collectively, “Encumbrance”) to be placed on any COE. SSN shall give OG&E immediate written notice should any third party attempt to place or place an encumbrance on COE. SSN shall indemnify and hold OG&E harmless from any such Encumbrance resulting from a breach of this Section 1.4. SSN shall, at OG&E’s request, promptly execute a “protective notice” UCC-1 form and all other documents reasonably necessary to enable OG&E to protect its interest in COE. This Agreement shall constitute the security agreement required by the UCC of the appropriate state.

(h) Upon reasonable prior written notice, OG&E may inspect, inventory, and authenticate the number of COE furnished under this Agreement during SSN’s normal business hours. SSN shall provide OG&E access to the premises where all such tooling is located at a mutually agreed-upon time and date. SSN’s obligations with respect to COE under this Agreement are for the protection of OG&E’s property. An SSN default under this Section 1.4 shall be deemed a material breach of this Agreement under Section 21.2. SSN shall, at OG&E’s option, return to OG&E or hold for OG&E’s disposition (free of restrictions) for a period of sixty (60) days, unless otherwise mutually agreed, for any or all of COE in SSN’s possession at (a) expiration, cancellation or termination of this Agreement, or (b) upon OG&E’s written request.

(i) SSN’s obligation to indemnify under subpart (b), and its obligations under subparts (g), (h) and (i) will survive the expiration, cancellation or termination of this Agreement.

2. Section 6.1 “Purchasing Third Party Stand-Alone Products from SSN”. The first sentence of Section 6.1 of the Master Agreement is hereby replaced by the following: “Except for third party products embedded in SSN Products or part of an SSN Equipment package, any third party products SSN provides to OG&E under this Agreement will be sold or licensed pursuant to the terms and conditions contained in any separate end-use license or purchase agreement provided by such third parties.”

3. Section 10.6 “DOE Grant Compliance”. The following section shall be added as Section 10.6 to the Master Agreement under the heading “DOE Grant Compliance”: “SSN shall use its best efforts to support mutually agreed data required for DOE reporting, as well as comply with Exhibit L—“Smart Grid Grant Award Addendum”.

4. Statement of Work—“Critical Operations Protector—Phase Two”, Exhibit 1—“Pricing—***”.

•	Section 2—“Software License Fees”. The following Notes are added to this Section:

Note 3—The terms of the software license purchased by OG&E are pursuant to Section 2.2.1 of the Master Agreement. Notwithstanding the foregoing, ***.

Note 4—In relation to Exhibit F—“Solution Services Terms and Conditions” of the Master Agreement, ***.

Note 5—***.

***

OGE_SSN Amend #2 16 May 2011 final	SSN and OGE Confidential

5. Addenda and SOWs. The Parties acknowledge that the following Addenda and SOWs are already part of and governed by the terms of the Master Agreement. For ease of reference the SOWs and Addenda shall be numbered as follows.

•	Addendum #1 shall include the following documents:

•	Addendum “1” to Attachment “A” to Exhibit “B” of the Master Agreement—“Norman DR Program Lead Scope of Services” and attached Schedules:

•	Schedule 1—Technical Requirements

•	Schedule 2—Pricing

•	Exhibit K—“CustomerlQTM Subscription License Terms”

•	Addendum #2 shall include the following document:

•	Addendum “2” to Exhibit B To The Master Agreement—“Distribution Automation Deployment Pilot” and attached Exhibits:

•	Exhibit A—Pricing

•	Exhibit B—Acceptance Criteria

•	Addendum #3 shall include the following documents:

•	Addendum “2” to Attachment “A” to Exhibit “B” of the Master Agreement—“Development of the Enrollment Portal to Support the 2011 DR Deployment”

•	Schedule 1 to Addendum 2—Pricing

OGE_SSN Amend #2 16 May 2011 final	SSN and OGE Confidential

•	Addendum #4 shall include the following documents:

•	Addendum “3” to Attachment “A” to Exhibit “B” of the Master Agreement—“Development of the Enrollment Portal to Support the 2011 DR Deployment”

•	Addendum #5 shall include the following documents:

•	Statement of Work—“OG&E DR Smart Study 2011 Pilot” and attached Exhibits:

•	Exhibit 1—Pricing

•	Exhibit 2—Acceptance Criteria

•	Exhibit 3—HAN Device Requirements

•	Exhibit 4—Installation Service Level Agreement

•	Exhibit 5—Installation Standard Procedures

•	Addendum #6 shall include the following documents:

•	Statement of Work—“OG&E Critical Operations Protector—Initial COP TEST Environment” and attached Exhibits:

•	Exhibit 1—Pricing

•	Exhibit 2—High level Architecture

•	Addendum #7 shall include the following documents:

•	Statement of Work—“Critical Operations Protector—Phase Two” and attached Exhibits:

•	Exhibit 1—“Pricing—***”

•	Exhibit 2—“High Level Architecture”

•	Exhibit 3—“COP SOW Roles and Responsibilities”

6. General. Except as modified above, all other provisions in the Master Agreement will remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument. This Amendment, the Master Agreement (including, without limitation, all exhibits, addenda and amendments thereto), constitute the final, complete and exclusive agreement between the Parties with respect to the subject matter of this Amendment, and supersede any prior or contemporaneous agreement or proposal. In the event of a conflict between this Amendment and the Master Agreement (including, without limitation, all exhibits, addenda and amendments thereto), this Amendment will govern.

OGE_SSN Amend #2 16 May 2011 final	SSN and OGE Confidential

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

OKLAHOMA GAS & ELECTRIC COMPANY	SILVER SPRING NETWORKS, INC.

***	***

OGE_SSN Amend #2 16 May 2011 final	SSN and OGE Confidential

EXHIBITL—SMART GRID GRANT AWARD ADDENDUM

CLAUSE I—DEFINITIONS

Except as set forth below, all capitalized terms used in this Addendum have the respective meanings set forth or referred to in the Agreement.

Addendum means this Smart Grid Grant Award Addendum and all attachments hereto.

Agreement has the meaning set forth in the General Terms and Conditions to which this Addendum is attached.

Contracting Officer means DOE official authorized to execute awards on behalf of DOE and who is responsible for the business management and non-program aspects of the financial assistance process.

Covered Funds means funds expended or obligated from appropriations under the Recovery Act.

DOE means the United States Department of Energy.

General Terms and Conditions means the Oklahoma Gas and Electric Company [insert name of OGE’s standard form purchase order].

Grant means the money or property transferred to Oklahoma Gas and Electric Company, and the instrument by which such money or property is transferred, as authorized by the Recovery Act, including the Assistance Agreement for Award No. DE-OE 0000206, between Supplier and the United States of America. The Grant contains certain terms and conditions by which Supplier and its suppliers and vendors, including Purchaser, will be bound, when applicable.

Recovery Act means the American Recovery and Reinvestment Act of 2009.

Smart Grid FOA is the DOE Funding Opportunity Announcement No. DE-FOA-0000058, issued June 25, 2009, and any amendments.

CLAUSE II—INCORPORATION AND ATTACHMENTS

This Addendum is incorporated into and forms an integral part of the Agreement. This Addendum includes Attachment A—Federal Assistance Reporting Checklist, DOE F 4600.2.

CLAUSE III—REPORTING

(a)	Supplier shall provide information necessary and/or requested by Purchaser such that Purchaser can fulfill all reporting obligations under the Grant and the Recovery Act. This information includes, but is not limited to: (1) name of project or activity, (2) description of project or activity, (3) evaluation of the completion status of project or activity, (4) estimate of number of jobs created and retained by project or activity in the manner and form prescribed, and (5) description of effectiveness data collected to date and during the preceding quarter.

(b)	Supplier may be required to submit backup documentation for expenditures of funds under the Agreement, including such items as timecards and invoices. Supplier shall provide copies of backup documentation at the request of Purchaser or Contracting Officer or his designee.

(c)	Supplier shall provide all information necessary for Purchaser to complete reports identified in the Federal Assistance Reporting Checklist, DOE F 4600.2, attached as Attachment A.

CLAUSE IV—ACCESS TO RECORDS, EMPLOYEES, AND PROPERTY

(a)	With respect to this Agreement, any representative of an appropriate inspector general appointed under section 3 or 8G of the Inspector General Act of 1988 (5 U.S.C. App.) or of the Comptroller General is authorized:

(1)	To examine any records of Purchaser, any of its subcontractors or subgrantees, including Supplier, or any State or local agency administering such contract that pertain to, and involve transactions relation to, the Grant or this Agreement; and

(2)	To interview any officer or employee of Purchaser or Supplier regarding such transactions.

(b)

DOE’s authorized representatives have the right to make site visits at reasonable times to review project accomplishments and management control systems and to provide technical assistance, if required. Supplier must provide reasonable access to facilities, office space, resources, and assistance for the safety and convenience of the government representatives in the performance of their duties. All site visits and evaluations must be performed in a manner that does not unduly interfere with or delay the work. DOE and/or Purchaser will be provided reasonable access to Supplier’s facilities to verify the installation, configuration, and operational status of the components, devices, facilities, and systems being installed under the Grant. DOE

1

and/or Purchaser shall request access reasonably in advance and DOE shall be accompanied by representative(s} of Purchaser.

CLAUSE V—REQUEST FOR REIMBURSEMENT

Supplier must provide Purchaser with information necessary and/or requested by Purchaser to enable Purchaser to submit requests for reimbursement under the Grant, including the filing of reimbursement forms SF-270 and SF-271.

If at any point DOE withholds from Purchaser any reimbursement for reasons attributable in whole or in part to any nonperformance by Supplier hereunder, Supplier’s noncompliance with any reporting responsibilities of Supplier hereunder, or any inaccurate, misleading or incomplete information supplied or to be supplied by Supplier as necessary in order for Purchaser to substantiate Purchaser’s right to reimbursement from DOE for amounts paid to Supplier, then Purchaser shall be entitled to withhold a corresponding amount from any payment due or to become due to Supplier hereunder until such time as Purchaser actually receives reimbursement from DOE. In any such instance of withholding, Supplier shall cooperate fully with Purchaser in correcting any such nonperformance or noncompliance and shall furnish any such documentation, in each case as shall be required to establish to the satisfaction of DOE Purchaser’s right to the applicable reimbursement. No amount withheld by Purchaser pursuant to this clause will be considered overdue or constitute the basis for a claim by Supplier that Purchaser is in default so long as DOE has not resolved and actually paid in full to Purchaser the related reimbursement, which amount shall be paid or credited by Purchaser to Supplier within 30 days after receipt of good funds by Purchaser.

CLAUSE VI—FALSE CLAIMS ACT

Supplier shall promptly refer to Purchaser and DOE (or other appropriate Inspector General) any credible evidence that a principal, employee, agent, contractor, subgrantee, subcontractor or other person has submitted a false claim under the False Claims Act or has committed a criminal or civil violation of laws pertaining to fraud, conflict or interest, bribery, gratuity or similar misconduct involving those funds.

CLAUSE VII—COMMUNICATIONS WITH CONGRESS

Supplier shall ensure that none of the funds paid by Purchaser under this Agreement are expended, directly or indirectly, to influence congressional action on any legislation or appropriation matters pending before Congress, other than to communicate to Members of Congress as described in 18 U.S.C. § 1913.

CLAUSE VIII—PROTECTING WHISTELBLOWERS

Section 1553 of the Recovery Act prohibits an employee of any non-Federal employer receiving Covered Funds to be discharged, demoted, or otherwise discriminated against as a reprisal for certain disclosures relating to Covered Funds. Whistleblower protections further obligate the employer to post employees’ rights and remedies with regard to such disclosures. Supplier shall comply with all requirements, obligations, and prohibitions set forth in Section 1553 of the Recovery Act.

CLAUSE IX—EQUAL EMPLOYMENT OPPORTUNITY

Supplier shall comply with E.O. 11246 (3 C.F.R., 1964-1965 Comp., p. 339), “Equal Employment Opportunity,” as amended by E.O. 11375 (3 C.F.R., 1966-1970 Comp., p. 684), “Amending Executive Order 11246 Relating to Equal Employment Opportunity,” and as supplemented by regulations at 41 C.F.R. chapter 60, “Office of Federal Contract Compliance Programs, Equal Employment Opportunity, Department of Labor.”

CLAUSE X—CONTACT WORK HOURS AND SAFETY STANDARDS ACT

If the amount of this the Agreement is in excess of $100,000 for construction and other purposes that involve the employment of mechanics or laborers, Supplier shall comply with Sections 102 and 107 of the Contract Work Hours and Safety Standards Act (40 U.S.C. 327-333), as supplemented by Department of Labor regulations (29 C.F.R. part 5). Under Section 102 of the Act, each contractor is required to compute the wages of every mechanic and laborer on the basis of a standard work week of 40 hours. Work in excess of the standard work week is permissible provided that the worker is compensated at a rate of not less than 11/2 times the basic rate of pay for all hours worked in excess of 40 hours in the work week. Section 107 of the Act is applicable to construction work and provides that no laborer or mechanic is required to work in surroundings or under working conditions which are unsanitary, hazardous or dangerous. These requirements do not apply to the purchases of supplies or materials or articles ordinary available on the open market, or contracts for transportation or transmission of intelligence.

CLAUSE XI—RIGHTS TO INVENTIONS AND DATA

Supplier is hereby notified of the following provision related to intellectual property as provided in the Assistance Agreement between OG&E and DOE:

(a) Recipients may copyright any work that is subject to copyright and was developed under an award. DOE reserves a royalty-free, nonexclusive and irrevocable right to reproduce, publish or otherwise use the work for Federal purposes and to authorize others to do so;

(b) The DOE has the right to: (1) obtain, reproduce, publish or otherwise use the data first produced under an award; and

(2) authorize others to receive, reproduce, publish or otherwise use such data for Federal purposes.

OGE_SSN Amend #2 16 May 2011 final	SSN and OGE Confidential

CLAUSE XII—CLEAN AIR ACT AND THE FEDERAL WATER POLLUTION CONTROL ACT, AS AMENDED

If the amount of this Agreement is in excess of $100,000, Supplier agrees to comply with all applicable standards, orders or regulations issued pursuant to the Clean Air Act (41 U.S.C. § 7401 et seq. ) and the Federal Water Pollution Control Act as amended (33 U.S.C. § 1251 et seq.). Supplier must report violations to Purchaser in a manner that enables Purchaser to fulfill its obligation to report such violations to the responsible DOE contracting officer and the Regional Office of the Environmental Protection Agency (EPA). This clause shall not alleviate any independent duties that Supplier has to report such violations directly to the EPA or other official or entity.

CLAUSE XIII—BYRD ANTI-LOBBYING AMENDMENT

If the value of this Agreement is $100,000 or more, Supplier shall file, and shall cause its subcontractors to file, the required certification under the Byrd Anti-lobbying Amendment. Each tier certifies to the tier above that it will not and has not used Federal appropriated funds to pay any person or organization for influencing or attempting to influence an officer or employee of any agency, a member of Congress, officer or employee of Congress, or an employee of a member of Congress in connection with obtaining any Federal contract, grant or any other award covered by 31 U.S.C. § 1352. Each tier must also disclose any lobbing with non-Federal funds that takes place in connection with obtaining any Federal award. Such disclosures are forwarded from tier to tier up to Purchaser.

CLAUSE XIV—DEBARMENT AND SUSPENSION

Contract awards that exceed the simplified acquisition threshold ($100,000) and certain other contract awards must not be made to parties listed on the nonprocurement portion of the General Services Administration’s Lists of Parties Excluded from Federal Procurement and Nonprocurement Programs in accordance with E.O.s 12549 (3 C.F.R., 1986 Comp., p. 189) and 12689 (3 C.F.R., 1989 Comp., p. 235), “Debarment and Suspension.” This list contains the names of parties debarred, suspended, or otherwise excluded by agencies, and contractors declared ineligible under statutory or regulatory authority other than E.O. 12549. Contractors with awards that exceed the small purchase threshold must provide the required certification regarding its exclusion status and that of its principals. By entering into this Agreement, Supplier confirms that it is not a party listed on non-procurement portion of the General Services Administration’s Lists of Parties Excluded from Federal Procurement and Nonprocurement Programs

CLAUSE XV—INCORPORATION IN SUBCONTRACTS

Supplier agrees to incorporate Clauses X through XIV into each subcontract that Supplier may enter into relating to this Agreement.

CLAUSE XVI—PUBLICATIONS

(a)	Purchaser is encouraged to publish or otherwise make publicly available the results of the work conducted under the Grant. Supplier may not publish or otherwise make publicly available such results without prior approval from Purchaser.

(b)	An acknowledgment of Federal support and a disclaimer must appear in the publication of any material, whether copyrighted or not, based on or developed under this project, as follows: Acknowledgment: “This material is based upon work supported by the Department of Energy under Award Number(s) [Enter the award number(s)].” Disclaimer:

“This report was prepared as an account of work sponsored by an agency of the United States Government. Neither the United States Government nor any agency thereof, nor any of their employees, makes any warranty, express or implied, or assumes any legal liability or responsibility for the accuracy, completeness, or usefulness of any information, apparatus, product, or process disclosed, or represents that its use would not infringe privately owned rights. Reference herein to any specific commercial product, process, or service by trade name, trademark, manufacturer, or otherwise does not necessary constitute or imply its endorsement, recommendation, or favoring by the United States Government or any agency thereof. The views and opinions of authors expressed herein do not necessary state or reflect those of the United States Government or any agency thereof.”

CLAUSE XVII—ADDITIONAL REQUIREMENTS

Supplier shall abide by any additional requirements imposed by DOE or Contracting Officer that apply to contracts for goods and services procured by Purchaser under the Grant or are necessary to enable Purchaser to administer the project, and to fulfill its duties and/or obligations, under the Grant.

CLAUSE XVIII—ADDITIONAL REMEDIES

(a)	Supplier’s breach of or failure to perform its obligations under any provision of this Addendum shall constitute a default by Supplier of this Agreement and Purchaser shall be entitled to exercise any or all of the remedies for default as may be provided under this Agreement or by applicable law.

(b)

In addition to, and not in lieu of, any other remedies Purchaser may have, Supplier shall indemnify, defend and hold harmless the Indemnified Parties from and against any Losses which any of the Indemnified Parties may suffer or incur in whole or in part relating to any breach or violation of the Grant or Recovery Act, or any law, rule, or regulation incorporated into the Grant

OGE_SSN Amend #2 16 May 2011 final	Page 3 of 5	SSN and OGE Confidential

caused by or arising out of the work performed by, or any act or omission of, Supplier or any of its subcontractors under or in connection with the performance of this Agreement.

[ATTACHMENTS FOLLOW]

OGE_SSN Amend #2 16 May 2011 final	Page 4 of 5	SSN and OGE Confidential

DOE F 4600.2 (2.09) All Other Editions Are Obsolete		ATTACHMENT A
U.S. Department of Energy FEDERAL ASSISTANCE REPORTING CHECKLIST AND INSTRUCTIONS
1. Identification Number: To Be Determined
3. Recipient: To Be Determined
4. Reporting Requirements:		Frequency	No. of Copies	Addressees

A. MANAGEMENT REPORTING
☒ Progress Report		Q	TBD
☒ Special Status Report		A	TBD

B. SCIENTIFIC/TECHNICAL REPORTING
(Reports/Products must be submitted with appropriate DOE F 241. The 241 forms are available at www.osti.gov/elink.)
Report/Product	Form
☐ Final Scientific/Technical Report	DOE F 241.3			http://www.osti.gov/elink-2413
☐ Conference papers/proceedings*	DOE F 241.3			http://www.osti.gov/elink-2413
☐ Software/Manual	DOE F 241.4			http://www.osti.gov/estsc/241- 4pre.jsp
☐ Other (see special instructions)	DOE F 241.3
* Scientific and technical conferences only

C. FINANCIAL REPORTING
☒ SF-425 Federal Financial Report		Q	TBD

D. CLOSED REPORTING
☒ Patent Certification		F	TBD
☒ Property Certification		F	TBD
☐ Other

E. OTHER REPORTING
☐ Annual Indirect Cost Proposal
☒ Annual Inventory of Federally Owned Property, if any		Y	TBD
☒ Other		Q,S,A	TBD

FREQUENCY CODES AND DUE DATES:

A— Within 5 calendar days after events or as specified.

F—  Final; 90 calendar days after the expiration or termination of the award.

Y— Yearly; 90 days after the end of the reporting period.

S—  Semiannually; within 30 days after end of reporting period.

Q— Quarterly, within 30 days after end of the reporting period.

1

5.	Special Instructions

Other Reporting:

Details regarding the data elements set forth below are provided in the “Guidebook for ARRA Smart Grid Program Metrics and Benefits”, or Guidebook, dated December 7,2009, provided separately.

A. Reporting of Cumulative Jobs Created/Retained

•

The Recipient must report the data specified in this section on a monthly basis beginning with the first month following notification of approval by the Office of Management and Budget of the Department of Energy’s request for monthly reporting. The data in this section is required quarterly that time.

•	Recipient will provide the data required in this section via a mutually agreed upon format and media to DOE.

•

Recipients will report the cumulative number of jobs directly created or retained by project and activity or contract. Recipients will be required to report these direct jobs numbers by labor categories, as provided below:

•	Managers

•	Engineers

•	Computer-related Occupations

•	Environmental and Social Scientists

•	Construction, Electrical and Other Trades

•	Analysts,

•	Business Occupations

•	Recording, Scheduling, Computer Operator Occupations

•

A job created is a new position created and filed or an existing unfilled position that is filed as a result of the Recovery Act; a job retained is an existing position that would not have been continued to be filed were it not off Recovery Act funding. A job cannot be counted as both created and retained. Also, only compensated employment in the United States or outlying areas should be counted. See 74 FR 14824 for definitions.

•

The estimate of the number of jobs required by the Recovery Act should be expressed as “full-time equivalents” (FTE), which is calculated as total hours worked in jobs created or retained divided by the number of hours in a full-time schedule, defined here as 2,080 hours per calendar year. The FTE estimates must be reported cumulatively each calendar quarter.

•

Prime recipients of these grants must include in the aggregate number an estimate of jobs created and retained on projects and activities managed by their funding sub-recipients (including prime and sub-prime contractors).

•

Recipients will have the option to report on the employment impact on materials and equipment suppliers and central service providers (so-called “indirect” jobs). Employees who are not directly charged to Recovery Act supported projects/activities, who, nonetheless, provide critical indirect support are considered indirect jobs created/retained. Recipients will not be required to report on the employment impact on the local community (“induced” jobs).

•

The requirement for reporting jobs is based on a simple calculation used to avoid overstating the number of other than full-time, permanent jobs. This calculation converts part-time or temporary jobs into “full-time equivalent” (FTE) jobs. In order to perform the calculation, a recipient will need the total number of hours worked that are funded by the Recovery Act by category and the total number of hours worked for the entire project by labor category. The number of hours in a full-time schedule for a quarter will equal 520 (one-quarter of 2,080) and for a month will equal 173.33.

The two formulas for reporting (if reporting is performed quarterly) are represented as:

“Cumulative Recovery Act Funded Hours Worked (qtr 1...n)” divided by

“cumulative hours in a full-time schedule”

“Cumulative Total Project Hours Worked (qtr 1...n)” divided by

“cumulative hours in a full-time schedule”

The two formulas for reporting (if reporting is performed monthly) are represented as:

“Cumulative Recovery Act Funded Hours Worked (month 1...n)” divided by

“cumulative hours in a full-time schedule”

“Cumulative Total Project Hours Worked (qtr 1...n)” divided by

“cumulative hours in a full-time schedule”

B. Reporting Requirements for Metrics and Benefits

The recipient is required to report Build Metrics on a quarterly basis and Impact Metrics and Benefits on a semi-annual basis following the award date. Baseline data will be provided as specified within the Metrics and Benefits Reporting Plan. The recipient will provide this information in a mutually agreed upon format and media to a location identified by DOE.

C. Reporting Requirements for Consumer Behavior Studies

Special Note: This section only applies to recipients who proposed in their application submitted in response to the Funding Opportunity Announcement Number DE-FOA-0000058 to conduct a consumer behavior study with control and randomized treatment groups

C.1 Evaluation Reports

Participating recipients shall submit a comprehensive interim Evaluation Report, within 360 days following commencement of the Consumer Behavior Study, and a final Evaluation report at completion of the study, as specified in the Consumer Behavior Study Plan. Participating recipients shall submit a draft of both the interim and final Evaluation Reports to DOE and make a good faith effort to address issues raised by DOE in the final version of the Evaluation Reports. The Evaluation Reports shall include at a minimum:

1.	Overview of the project, including its goals;

2.	Description of how the project was designed and implemented to achieve these goals;

3.	Synopsis of the evaluation framework and methodology; and

4.	Summary of the results and lessons learned.

The Final Evaluation Report will be made available to the public; confidential information should not be included.

C.2 Provision of Project Data

The recipient shall be responsible for submitting comprehensive data that was used, or served as the foundation, for the analysis of the dynamic pricing with randomization project, as defined within the Consumer Behavior Study Plan. Please refer to Appendix D of the Guidebook. The recipient will provide customer-level data in a mutually agreed upon format and media to DOE, or an entity designated by DOE (e.g. a national laboratory). It is expected that the data provided to DOE shall have gone through the necessary quality assurance processes internal to the recipient in order to ensure the data is accurate and complete. This data shall be consistent with requirements outlined in the final submitted Consumer Behavior Study Plan. The data will be publicly available for subsequent analysis and evaluation for those interested in assessing and better understanding the impacts that dynamic pricing enabled by the smart grid can have on customer behavior. The identity of specific customers shall not be included with the data. To protect customer confidentiality, masked customer identifiers shall be provided for individual customers. It is expected that the data will include at a minimum the following data elements for each customer: 1) hourly interval data for electric consumption, tariff pricing (i.e., retail rate level in effect), and weather; 2) customer characteristics (as described in Appendix D of the Guidebook); and 3) hourly electricity usage data for 12-18 months prior to the dynamic pricing project.

Federal Assistance Reporting Instructions (2/09)

A. MANAGEMENT REPORTING

Progress Report

The Progress Report must provide a concise narrative assessment of the status of work and include the following information and any other information identified under Special Instructions on the Federal Assistance Reporting Checklist. The Recipient must report data specified in this section monthly beginning with the first month following notification of approval by the Office of Management and Budget of the Department of Energy’s monthly reporting request. Data in this section is required quarterly until that time. The Recipient will provide the data required in the Progress Report via a mutually agreed upon format and media.

1.	The DOE award number and name of the recipient.

2.	The project title and name of the project director/principal investigator.

3.	Date of report and period covered by the report.

4.	A comparison of the actual accomplishments with the goals and objectives established for the period and reasons why the established goals were not met.

5.	A discussion of what was accomplished under these goals during this reporting period, including major activities, significant results, major findings or conclusions, key outcomes or other achievements. This section should not contain any proprietary data or other information not subject to public release. If such information is important to reporting progress, do not include the information, but include a note in the report advising the reader to contact the Principal Investigator or the Project Director for further information.

6.	Any changes in approach or aims and reasons for change. Remember significant changes to the objectives and scope require prior approval by the contracting officer.

7.	Actual or anticipated problems or delays and actions taken or planned to resolve them.

8.	Any absence or changes of key personnel or changes in consortium/teaming arrangement.

9.	A description of any product produced or technology transfer activities accomplished during this reporting period, such as:

A.	Publications (list journal name, volume, issue); conference papers; or other public releases of results.

B.	Web site or other Internet sites that reflect the results of this project.

C.	Networks or collaborations fostered.

D.	Technologies/Techniques.

E.	Inventions/Patent Applications

F.	Other products, such as data or databases, physical collections, audio or video, software or netware, models, educational aid or curricula, instruments or equipment.

10.	The recipient will provide monthly project execution data in a mutually agreed upon format and media to DOE. It is expected that the dataset provided to DOE shall have gone through the necessary quality assurance processes internal to the recipient in order to ensure the data is accurate and complete.

A. Project Value Management System (PVMS) Reporting—The input of PVMS data described below will be required. PVMS reporting will be at the Project Activity level.

Field		Definition/Metrics	Field Type
ACWP	Actual Cost of Work Performed	The cost actually incurred for the work accomplished during the month.	Input

BCWP	Budgeted Cost of Work Performed	Sum of all budgets for all completed work and the completed portions of ongoing work. Total budget for the scope that was actually accomplished during the month.	Input

BCWS	Budgeted Cost of Work Scheduled	Planed accomplishment established in performance measurement baseline.	Input

1

ETC	Estimate to Complete	Current estimate for the remaining project scope. This is the estimate for all remaining work excluding contingencies.	Input
BAC	Budget at Completion	Sum of all budgets allocated to the project excluding management reserve.	Input

B.	Risk Management Data Reporting — Recipients will submit updates of the Risk Management Plan (RMP) to DOE in the event of changes to the risk profile data required as part of the Project Execution Plan (PEP).

Special Status Report

The recipient must report the following events by e-mail as soon as possible after they occur:

1.	Developments that have a significant favorable impact on the project.

2.	Problems, delays, or adverse conditions which materially impair the recipient’s ability to meet the objectives of the award or which may require DOE to respond to questions relating to such events from the public. The recipient must report any of the following incidents and include the anticipated impact and remedial action to be taken to correct or resolve the problem/condition:

A.	Any single fatality or injuries requiring hospitalization of five or more individuals.

B.	Any significant environmental permit violation.

C.	Any verbal or written Notice of Violation of any Environmental, Safely, and Health statutes.

D.	Any incident which causes a significant process or hazard control system failure.

E.	Any event which is anticipated to cause a significant schedule slippage or cost increase.

F.	Any damage to Government-owned equipment in excess of $50,000.

G.	Any other incident that has the potential for high visibility in the media.

B. SCIENTIFIC/TECHNICAL REPORTS

Final Scientific/Technical Report

Content. The final scientific/technical report must include the following information and any other information identified under Special Instructions on the Federal Assistance Reporting Checklist:

1.	Identify the DOE award number; name of recipient; project title; name of project director/principal investigator; and consortium/teaming members.

2.	Display prominently on the cover of the report any authorized distribution limitation notices, such as patentable material or protected data. Reports delivered without such notices may be deemed to have been furnished with unlimited rights, and the Government assumes no liability for the disclosure, use or reproduction of such reports.

3.	Provide an executive summary, which includes a discussion of 1) how the research adds to the understanding of the area investigated; 2) the technical effectiveness and economic feasibility of the methods or techniques investigated or demonstrated; or 3) how the project is otherwise of benefit to the public. The discussion should be a minimum of one paragraph and written in terms understandable by an educated layman.

4.	Provide a comparison of the actual accomplishments with the goals and objectives of the project.

5.	Summarize project activities for the entire period of funding, including original hypotheses, approaches used, problems encountered and departure from planned methodology, and an assessment of their impact on the project results. Include, if applicable, facts, figures, analyses, and assumptions used during the life of the project to support the conclusions.

6.	Identify products developed under the award and technology transfer activities, such as;

a.	Publications (list journal name, volume, issue), conference papers, or other public releases of results. If not provided previously, attach or send copies of any public releases to the DOE Project Officer identified in Block 11 of the Notice of Financial Assistance Award;

b.	Web site or other Internet sites that reflect the results of this project;

c.	Networks or collaborations fostered;

d.	Technologies/Techniques;

2

e.	Inventions/Patent Applications, licensing agreements; and

f.	Other products, such as data or databases, physical collections, audio or video, software or netware, models, educational aid or curricula, instruments or equipment.

7.	For projects involving computer modeling, provide the following information with the final report:

a.	Model description, key assumptions, version, source and intended use;

b.	Performance criteria for the model related to the intended use;

c.	Test results to demonstrate the model performance criteria were met (e.g., code verification/validation, sensitivity analyses, history matching with lab or field data, as appropriate);

d.	Theory behind the model, expressed in non-mathematical terms;

e.	Mathematics to be used, including formulas and calculation methods;

f.	Whether or not the theory and mathematical algorithms were peer reviewed, and, if so, include a summary of theoretical strengths and weaknesses;

g.	Hardware requirements; and

h.	Documentation (e.g., users guide, model code).

Electronic Submission. The final scientific/technical report must be submitted electronically via the DOE Energy Link System (E-Link) accessed at http://www.osti.gov/elink-2413.

Electronic Format. Reports must be submitted in the ADOBE PORTABLE DOCUMENT FORMAT (PDF) and be one integrated PDF file that contains all text, tables, diagrams, photographs, schematic, graphs, and charts.

Submittal Form. The report must be accompanied by a completed electronic version of DOE Form 241.3, “U.S. Department of Energy (DOE), Announcement of Scientific and Technical lnformation (STI).” You can complete, upload, and submit the DOE F.241.3 online via E-Link. You are encouraged not to submit patentable material or protected data in these reports, but if there is such material or data in the report, you must: (1) clearly identify patentable or protected data on each page of the report; (2) identify such material on the cover of the report; and (3) mark the appropriate block in Section K of the DOE F 241 .3. Reports must not contain any limited rights data (proprietary data), classified information, information subject to export control classification, or other information not subject to release. Protected data is specific technical data, first produced in the performance of the award that is protected from public release for a period of time by the terms of the award agreement.

Protected Personally Identifiable Information (PIl). Management Reports or Scientific/Technical Reports must not contain any Protected PII. PII is any information about an individual which can be used to distinguish or trace an individual’s identity. Some information that is considered to be PII is available in public sources such as telephone books, public websites, university listings, etc. This type of information is considered to be Public PII and includes, for example, first and last name, address, work telephone number, e-mail address, home telephone number, and general education credentials. In contrast, Protected PII is defined as an individual’s first name or initial and last name in combination with anyone of more of types of information, including, but not limited to, social security number, passport number, credit card numbers, clearances, bank numbers, biometrics, date and place of birth, mother’s maiden name, criminal, medical, and financial records, educational transcripts, etc.

Conference Papers/Proceedings

Content: The recipient must submit a copy of any conference papers/proceedings, with the following information: (1) Name of conference; (2) Location of conference; (3) Date of conference; and (4) Conference sponsor.

Electronic Submission. Scientific/technical conference paper/proceedings must be submitted electronically via the DOE Energy Link System (E-Link) at http://www.osti.gov/elink-2413. Non-scientific/technical conference papers/proceedings must be sent to the URL listed on the Reporting Checklist.

Electronic Format. Conference papers/proceedings must be submitted in the ADOBE PORTABLE DOCUMENT FORMAT (PDF) and be one integrated PDF file that contains all text, tables, diagrams, photographs, schematic, graphs, and charts.

Submittal Form. Scientific/technical conference papers/proceedings must be accompanied by a completed DOE Form 241.3. The form and instructions are available on E-Link at http://www.osti.gov/elink-2413. This form is not required for non-scientific or non-technical conference papers or proceedings.

3

Software/Manual

Content. Unless otherwise specified in the award, the following must be delivered: source code, the executable object code and the minimum support documentation needed by a competent user to understand and use the software and to be able to modify the software in subsequent development efforts.

Electronic Submission. Submissions may be submitted electronically via the DOE Energy Link System (E-Link) at http://www.osti.qov/estsc/241-4pre.jsp. They may also be submitted via regular mail to:

Energy Science and Technology Software Center

P.O. Box 1020

Oak Ridge, TN 37831

Submittal Form. Each software deliverable and its manual must be accompanied by a completed DOE Form 241.4 “Announcement of U.S. Department of Energy Computer Software.” The form and instructions are available on E-Link at
http://www.osti.gov/estsc/241-4pre.jsp.

C. FINANCIAL REPORTING

Recipients must complete the SF-425 as identified on the Reporting Checklist in accordance with the report instructions. A fillable version of the form is available at http://www.whitehouse.gov/omb/grants/grants_forms.aspx.

D. CLOSEOUT REPORTS

Final Invention and Patent Report

The recipient must provide a DOE Form 2050.11, “PATENT CERTIFICATION.” This form is available at http://www.directives.doe.gov/pdfs/forms/2050-11.pdf and http://management.energy.gov/business_doe/business_forms.htm

Property Certification

The recipient must provide the Property Certification, including the required inventories of non-exempt property, located at http://management.energy.gov/business_doe/business_forms.htm

E. OTHER REPORTING

Annual Indirect Cost Proposal and Reconciliation

Requirement. In accordance with the applicable cost principles, the recipient must submit an annual indirect cost proposal, reconciled to its financial statements, within six months after the close of the fiscal year, unless the award is based on a predetermined or fixed indirect rate(s), or a fixed amount for indirect or facilities and administration (F&A) costs.

Cognizant Agency. The recipient must submit its annual indirect cost proposal directly to the cognizant agency for negotiating and approving indirect costs. If the DOE awarding office is the cognizant agency, submit the annual indirect cost proposal to the DOE Award Administrator identified in Block 12 of the Notice of Financial Assistance Award.

Annual Inventory of Federally Owned Property

Requirement. If at any time during the award the recipient is provided Government-furnished property or acquires property with project funds and the award specifies that the property vests in the Federal Government (i.e. federally owned property), the recipient must submit an annual inventory of this property to the DOE Award Administrator identified in Block 12 of the Notice of Financial Assistance Award no later than October 30th of each calendar year, to cover an annual reporting period ending on the preceding September 30th.

Content of Inventory. The inventory must include a description of the property, tag number, acquisition date, location of property, and acquisition cost, if purchased with project funds. The report must list all federally owned property, including property located at subcontractor’s facilities or other locations.

[HERE ENDS ATTACHMENT]

4

Amendment #3 To the Fast-Start Smart Grid Project Master Agreement

This Amendment #3 (“Amendment”) amends the Fast-Start Smart Grid Project Master Agreement (“Master Agreement”), by and between Oklahoma Gas and Electric (“OG&E”) and Silver Spring Networks, Inc. (“SSN”) on October 15, 2009. This Amendment will be effective as of the date last signed by the Parties (“Amendment Effective Date”). Capitalized terms not defined in this Amendment will have the same meaning as in the Master Agreement.

NOW, THEREFORE, in consideration of the mutual promises and obligations below, SSN and OG&E agree to amend the Master Agreement as follows:

1. Master Agreement, Section 22.1 “Coverage and Certificates of Insurance”. The following section is added to Section 22.1:

F. Technology Errors and Omissions Insurance. SSN shall maintain this coverage including Network Security and Privacy liability coverage for loss or damage due to an act, error, omission or negligence, or due to machine malfunction, with a minimum limit per event of $5,000,000

2. General. Except as modified above, all other provisions in the Master Agreement will remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument. This Amendment, the Master Agreement (including, without limitation, all exhibits, addenda and amendments thereto), constitute the final, complete and exclusive agreement between the Parties with respect to the subject matter of this Amendment, and supersede any prior or contemporaneous agreement or proposal. In the event of a conflict between this Amendment and the Master Agreement (including, without limitation, all exhibits, addenda and amendments thereto), this Amendment will govern.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

OKLAHOMA GAS AND ELECTRIC	SILVER SPRING NETWORKS, INC.

***	***

OGE _SSN Amend #3 7 Nov 2011	Page 1 of 1	SSN and OGE Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM “1” TO ATTACHMENT “A” TO EXHIBIT “B” OF THE MASTER AGREEMENT NORMAN DR PROGRAM LEAD SCOPE OF SERVICES

This Addendum 1 (Norman DR Program Lead Scope of Services)) to Attachment “A” (DEMAND RESPONSE PROGRAM LEAD SOW) to Exhibit B (Statement of Work) provides a description of the services to be performed by SSN to deploy the SSN CustomerIQ solution and to otherwise support the DR Pilot under the Master Services Agreement (“MSA”) between Oklahoma Gas and Electric (Customer) and Silver Spring Networks (SSN) dated 10/15/2009. Where this Addendum A conflicts with Attachment A or with Exhibit B, this Addendum A shall take precedence.

SSN shall provide the HAN Devices described below at the prices and on the terms set forth herein and otherwise be responsible for performing services to implement the functionality or specifications as defined herein. The work defined below is to be completed concurrent with the services to be provided by SSN during Phase I as defined in Exhibit B (“Statement of Work”) within the MSA.

Definitions. The capitalized terms not otherwise defined in the MSA or elsewhere in this Addendum A have the following meanings:

“DR Pilot” means the Customer pilot program to deliver energy usage demand response solutions to Customer’s customer ***.

“HAN Devices” means the Home Areas Network equipment that will be certified and provided by SSN and installed at Customer’s customer locations that include but are not limited to PCTs, IHDs and web portal.

“IHD” means unit(s) of the ***

“MDMS” means the meter data management software system licensed and deployed by Customer.

“Non-Installation issue” means any issue related to HAN Device failure exclusive of the installation process, training, or Customer’s customer equipment.

“Customer SAP CIS” means Customer’s customer service information software and database system.

“PCT” means ***.

“Installation Period” means the period beginning with the first deployment of the HAN Devices some time in February 2010 through May 30, 2010.

“Post Installation Support Period” means the period from June 1, 2010 through May 30, 2011.

“Router” means the Digi International Zigbee Router.

“Rate Plans” means the energy pricing plans instituted by Customer, including “VPP” (or Variable Peak Pricing), “CPR” (or Critical Peak Pricing), “GS” (or General Service or Standard Commercial Rate), “R1” (or Standard Residential Rate), and “TOU, (or ‘Time of Use).

OG&E DR SOW Addendum A to Attachment A to Exhibit B to Master Agreement 20091203 (final)|

OG&E – Silver Spring Confidential

“VEE” or Validated interval Data means the validating, editing, and estimating of interval data ***.

Tasks 1-8 are defined in Exhibit B (Statement of Work).

Task 9: Norman Demand Response Report

*** [Remainder of page redacted and 4 additional pages redacted]

Customer Responsibilities

***

OG&E DR SOW Addendum A to Attachment A to Exhibit B to Master Agreement 20091203 (final)|

OG&E – Silver Spring Confidential

FEES

SSN will perform the services and provide the equipment described in this SOW for the fees identified in Schedule 2 – Pricing.

APPROVALS

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the SOW Effective Date.

Oklahoma Gas & Electric Company	SILVER SPRING NETWORKS, INC.

***	***

OG&E DR SOW Addendum A to Attachment A to Exhibit B to Master Agreement 20091203 (final)|

OG&E – Silver Spring Confidential

Customer Demand Response Master Services Agreement Schedule 1 to Addendum A

Schedule 1 Technical Requirements

Technical requirements will be mutually agreed during Customer design workshops and completed by December 18, 2009.

OG&E DR SOW Addendum A to Attachment A to Exhibit B to Master Agreement 20091203 (final)|

OG&E – Silver Spring Confidential

Customer Demand Response Master Services Agreement Schedule 2 to Addendum A

Pricing

1.	***

OG&E DR SOW Addendum A to Attachment A to Exhibit B to Master Agreement 20091203 (final)|

OG&E – Silver Spring Confidential

2.	***

OG&E DR SOW Addendum A to Attachment A to Exhibit B to Master Agreement 20091203 (final)|

OG&E – Silver Spring Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM “3” TO ATTACHMENT “A” TO EXHIBIT “B” OF THE MASTER AGREEMENT DEVELOPMENT OF THE ENROLLMENT PORTAL TO SUPPORT THE 2011 DR DEPLOYMENT

This Addendum 3 (“Addendum 3”) to Attachment “A” (DEMAND RESPONSE PROGRAM LEAD SOW) to Exhibit B (Statement of Work) is between Oklahoma Gas and Electric (Customer) and Silver Spring Networks (SSN). This Addendum 3 specifically amends the terms of the Addendum 2 (Development of the Enrollment Portal to Support the 2011 DR Deployment) to Attachment “A” (DEMAND RESPONSE PROGRAM LEAD SOW) to Exhibit B (Statement of Work), dated October 15, 2009, between Customer and SSN (“Addendum 2”), pursuant to SSN is to develop and deploy an Enrollment Portal to support the DR Pilot under the Master Services Agreement (“MSA”) between the parties hereto. Where this Addendum 3 conflicts with, Addendum 2, Attachment A or Exhibit B, this Addendum 3 shall take precedence.

1.	DEFINITIONS

The following defined terms used in this Statement of Work shall have the meanings specified below: (reserved)

2.	AMENDMENT TO ADDENDUM 2

Effective as of the effective date of Addendum 2, Section 2.1 of Addendum 2 is hereby amended by adding the following immediately after the first paragraph of Section 2.1:

“Customer hereby represents and warrants that (i) it has all right, title and interest (and all applicable sublicense rights) in any and all intellectual property or other proprietary interest in any information, materials and/or documents, including all screen shots developed by Customer or its subcontractors (“Relevant Materials”) and (ii) it is permitted to make such Relevant Material available to SSN for use in connection with the services that SSN will provide in developing and providing the Enrollment Portal to support Customer’s 2011 DR Program. Customer, at its own expense, shall defend, or at is option settle, any claim suit or proceeding against SSN alleging that any Relevant Material, or SSN’s use of such Relevant Material, infringes or misappropriates any such intellectual property or other proprietary interest or breaches any obligation of confidentiality, and such liability shall be unlimited notwithstanding Section 20 of the MSA.

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SSN – OG&E Confidential

3.	APPROVALS

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its authorized representatives.

Oklahoma Gas & Electric Company	SILVER SPRING NETWORKS, INC.

***	***

OG&E DR SOW Addendum 3 to Attachment A to Exhibit B to Master Agreement final	Page 2 of 2

SSN – OG&E Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM #8 TO MASTER AGREEMENT – STATEMENT OF WORK SUPPORT FOR WHITE PAPER TO CONSIDER FUTURE SOLUTION SERVICES OPTIONS

This Statement of Work (“SOW”) is entered into as of August 18, 2011 (“SOW Effective Date”) between Silver Spring Networks, Inc. (“Silver Spring”) and Oklahoma Gas & Electric (“OG&E) and is subject to the terms of the Fast-Start Smart Grid Master Agreement dated October 14, 2009 between Silver Spring and OG&E (the “Master Agreement”). Capitalized terms used but not defined in this SOW have the meaning assigned them in the Master Agreement. In the event that there is a conflict or inconsistency between this SOW and the Master Agreement, the terms of the Master Agreement shall prevail, unless this SOW explicitly states that the particular term in this SOW applies notwithstanding the terms of the Master Agreement.

Definitions

•	See Attachment F to the Master Agreement for the definition and discussion of the various Solution Services options.

•

Bill of Materials (BOM) - a detailed list of the hardware, software and miscellaneous components, and the quantities of each needed to successfully transition, implement and operate UIQ, Critical Operations Protector (COP) and KeySafe Development, Test, Production and Disaster Recovery environments. The BOM will be sufficient for OG&E to obtain budgetary quotes from its vendors for the equipment listed.

Services

Task 1 – Consulting Services

1.1.	IT Consulting.

1.1.1.	Silver Spring Responsibilities. ***

1.1.2.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

1.1.3	Milestones.

***

1.1.4.	Project Team.

***

2.	Fees. Silver will the Services described in this SOW for the Fees detailed in Exhibit 1. With regard to invoicing, OG&E agrees to not unduly withhold or delay acknowledgement of completion of the Silver Spring responsibilities provided in Section 1.1.1.

OG&E_SSN Solution Services Transition Consulting SOW final 8_17_2011	OG&E – Silver Spring Confidential

General Assumptions

***

IN WITNESS WHEREOF, the Parties hereto have caused this SOW to be executed by their duly authorized representatives as of the SOW Effective Date.

OKLAHOMA GAS & ELECTRIC COMPANY	SILVER SPRING NETWORKS, INC.

***	***

[End]

OG&E_SSN Solution Services Transition Consulting SOW final 8_17_2011	OG&E – Silver Spring Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
STATEMENT OF WORK SUPPORT FOR WHITE PAPER TO CONSIDER FUTURE SOLUTION SERVICES OPTIONS EXHIBIT “1” PRICING

Pricing

1.	***

OG&E_SSN Solution Services Transition Consulting SOW final 8_17_2011	OG&E – Silver Spring Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM NUMBER 9 TO THE MASTER AGREEMENT STATEMENT OF WORK DEVELOPMENT OF THE DEMAND RESPONSE ORDER FULFILLMENT PORTAL TO SUPPORT THE 2012 SMART HOME PILOT

This Statement of Work (“SOW”) is entered into as of September 21, 2012 (“SOW Effective Date”) between Silver Spring Networks, Inc. (“Silver Spring”) and Oklahoma Gas & Electric (“OG&E”) and is subject to the terms of the Fast-Start Smart Grid Master Agreement dated October 14, 2009 between Silver Spring and OG&E (the “Master Agreement”). Capitalized terms used but not defined in this SOW have the meaning assigned them in the Master Agreement. In the event that there is a conflict or inconsistency between this SOW and the Master Agreement, the terms of the Master Agreement shall prevail, unless this SOW explicitly states that the particular term in this SOW applies notwithstanding the terms of the Master Agreement.

Services

1.	DESCRIPTION OF SERVICES

1.1.	Project Overview Description

Silver Spring will modify the Demand Response Enrollment Portal as mutually agreed with OG&E to support the additional requirements of OG&E’s 2012 Smart Home Program, including developing various interfaces to support OG&E’s internal workflow requirements. This SOW describes the Services Silver Spring will provide to support the requirements definition and detailed design of the Demand Response Order Fulfillment solution (“DROF”), including modifications to Silver Spring’s Demand Response Enrollment Portal (“DRE”) and interfaces to OG&E’s Customer Information System and Corix’s Work Order Management System.

1.2.	Project Schedule

Milestones	Target Date Complete
***	***
***	***
***	***

2.	SCOPE OF WORK

2.1.	Detailed Scope of Work.

***

3.	FEES

Silver Spring will perform the Services described in this SOW for the fees identified in Schedule 1 to this SOW. The Fees will be invoiced as follows:

***

4.	APPROVALS

OG&E_SSN DROF 2012 SOW 0_21_2011 final	OG&E – Silver Spring Confidential

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the SOW Effective Date.

Oklahoma Gas & Electric Company	SILVER SPRING NETWORKS, INC.

***	***

OG&E_SSN DROF 2012 SOW 0_21_2011 final	OG&E – Silver Spring Confidential

STATEMENT OF WORK DEVELOPMENT OF THE DEMAND RESPONSE ORDER FULFILLMENT PORTAL TO SUPPORT THE 2012 SMART HOME PILOT
SCHEDULE 1 – PRICING

Schedule 1

Pricing

1.	Software Development

***

OG&E_SSN DROF 2012 SOW 0_21_2011 final	OG&E – Silver Spring Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM NUMBER 10 TO THE MASTER AGREEMENT STATEMENT OF WORK – OG&E DR SMART HOME 2012 PILOT

This Statement of Work (“SOW”) is entered into as of December 9, 2011 (“SOW Effective Date”) between Silver Spring Networks, Inc. (“Silver Spring”) and Oklahoma Gas and Electric Company (“OG&E”) and is subject to the terms of the Fast-Start Smart Grid Master Agreement dated October 15, 2009 between Silver Spring and OG&E (the “Master Agreement”). Capitalized terms used but not defined in this SOW have the meaning assigned them in the Master Agreement. In the event that there is a conflict or inconsistency between this SOW and the Master Agreement, the terms of the MSA shall prevail, unless expressly stated otherwise herein. This SOW supersedes and completely replaces Addendum 5 to the Master Agreement – OG&E DR Smart Study 2011 Pilot.

Definitions

“AMI” means advanced metering Infrastructure, which means hardware and software that, along with communications services, enable automated meter reading and other capabilities.

“Back Office” means and includes the UIQ System, as defined in the Master Agreement.

“Business Day” means weekdays excluding Silver Spring holidays as Silver Spring will specify annually in advance.

“DR” means Demand Response, and is used to describe the software, hardware, and programs related to the deployment and operation of HAN Devices in conjunction with Silver Spring’s Demand Response Manager application, the Neighborhood Area Network (NAN) as defined In the AMI SOW, and the Home Area Network (HAN) described in this SOW.

“DRE” means “Demand Response Enrollment Portal” and includes a website established by Silver Spring to allow End Customers to enroll in OG&E’s 2012 DRM program and to schedule installations performed by Silver Spring.

“DR Order Fulfillment Process” or “DROF” means the systems to be created by Silver Spring and OG&E that enable End Customers who wish to participate in this demand response program to enroll and select a time window for HAN Device installation – DR Enrollment Portal or “ORE” – integrated with OG&E’s Customer Information System (CIS) and the work order management system used by Silver Spring and its installation contractor.

“DR Pilot Project” or “Project” means and includes the Demand Response pilot project undertaken by OG&E under this SOW as a continued Pilot to study the potential impact of a full deployment. The DR Pilot Project comprises all responsibilities assigned to the Parties, including the providing of all Products and Services and related deliverables described in the SOW. “DR Pilot Project” does not Include materials, equipment, software or services provided by third parties, except to the extent that such third parties are subcontracted by Silver Spring as part of Silver Spring’s responsibilities under this SOW.

“DR System” means the combination of Silver Spring technologies providing Demand Response, including without limitation ***

“DRLC” means and includes Demand Response Load Control signals utilized for shedding load at the End Customer premises.

“DRM” means and includes Silver Spring’s Demand Response Manager, a head-end software application which is part of the Silver Spring application suite. DRM’s web-based interface allows utility operators to manage HAN Devices; create, monitor and manage demand response events; and obtain analytics about load shed and customer participation.

Silver Spring Networks Confidential

“End Customer” means and includes a customer (residential or business) of OG&E whose premise has one or more HAN Devices that are or will be connected to a HAN.

“Generated Data” means all information, data, analyses and reports generated by the various applications of the UIQ System (such as DRM, AMM, etc.), including, but not limited to events, event responses (including confirmation of event receipt), Endpoint reads, NAN status, Equipment configuration/status, etc.

“HAN” means and includes Home Area Network, which is a network that enables communication between the Integrated Meter and one or more MAN Devices.

“HAN Devices” means and includes third-party devices that are owned by OG&E or End Customers, and are or will be connected to the HAN at End Customers’ premises. ***

“Installer Portal” means and includes a website established by Silver Spring to lead third-party installers of HAN Devices through the process of provisioning such devices, including a facility for collecting device and location data from the installer and back-end web services to import such data into DRM.

“Integration Services” means the work performed by Silver Spring to make changes to DRE and its subcontractor’s work order management system to enable order fulfillment of its demand response programs. Detailed requirements for DRE are outlined in a product requirements document.

“IP” means Internet Protocol.

“NAN” means Neighborhood-Area-Network, which is a network comprised of all communicating components within a distribution domain such as smart meters located at homes and businesses as part of a mesh communication network.

“RF” means radio frequency.

“Test Harness” means and includes a set of hardware and software provided by Silver Spring to OG&E or to a HAN Device vendor, under the then-current terms of Silver Spring’s Test Harness Program. ***

“Tier 1 Support” means and includes support provide by OG&E’s employees (typically called “Customer Support Supervisors” or ‘CSR Supervisors”) to OG&E’s staff (typically called “Customer Support Representatives” or “CSRs”) who provide support to End Customers. Tier 1 Support includes both internal training of the CSRs and escalation by the CSRs of Incidents or requests for technical assistance which the CSRs are unable to resolve.

“Tier 2 Support” means and Includes support provided by Silver Spring’s Customer Support staff and its subcontractors to OG&E’s Customer Support Coordinators or Customer Support Supervisors.

Equipment

***

Liquidated Damages

If OG&E releases a Purchase Order for PCTs to Silver Spring *** prior to the delivery dates specified in the Purchase Order, and Silver Spring fails to deliver any of the specified PCTs on or before the date that is more than ten (10) days past the Silver Spring’s receipt of the Liquidated Damages Notice (defined below) (the “Grace Period”), and the delay materially delays the completion of the DR Pilot Project and is not caused by an Excusable Delay, then Silver Spring will pay OG&E liquidated damages, and not as a penalty, the amount of *** Silver Spring failed to deliver to OGE prior to the expiration of the Grace Period. OG&E must promptly notify Silver Spring in writing that a Silver Spring delay has materially delayed the completion of the Project (“Liquidated Damages Notice”). In no case will the total amount Liquidated Damages payable by Silver Spring for late delivery of PCTs under this

OG&E_SSN DR SOW 2012 12/08/11 v 19	Silver Spring Networks Confidential

paragraph exceed ***

Limited Warranty.

Silver Spring warrants to OG&E that for a period of the earlier of ***, the PCT will (a) *** and (b) ***

Inventory.

Based on shipping instructions stated in the Purchase Order, Silver Spring will ship the HAN devices to the designated facility for staging (“Destination”). ***

Furthermore, if the Destination is not a facility owned or controlled by OG&E, Silver Spring (or Silver Spring’s subcontractor, as applicable) shall provide OG&E an opportunity to inspect such HAN Devices at the Destination by providing OG&E written notice of receipt, typically in the form of the bill of lading. Within *** of receipt of such notice, OG&E may inspect the HAN Devices to ascertain correct quantities and identify visible damage or deviation from the Purchase Order. If OG&E identifies any incorrect quantities or visible damage or deviation, it shall provide Silver Spring with notice thereof within the above inspection period, and Silver Spring will replace the HAN Devices that the Inspection revealed was damaged or incorrect, at Silver Spring’s expense. In the event that OG&E decides not to inspect the HAN Devices or does not notify Silver Spring of any incorrect quantities or damage to any HAN Devices within the Inspection period above, OG&E shall be deemed to have accepted such HAN Devices upon expiry of the above inspection period.

Software

Unless otherwise provided herein, Silver Spring grants OG&E licenses for the following instances of the DRM software application pursuant to Section 4.4 of Exhibit F of the Master Agreement.

•	Production

•	Development

•	Test

1.	TASK 1 – PROGRAM MANAGEMENT

1.1.	Project Management

1.1.1.	Silver Spring Responsibilities. Silver Spring will ***

1.1.2.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

2.1.	***

2.2.	Deployment Support.

2.2.1.	***

2.2.1.1.	OG&E Responsibilities. OG&E will perform each of the following tasks.

***

2.2.2.	***

2.2.2.1.	Silver Spring Responsibilities. Silver Spring will provide the following ***

OG&E_SSN DR SOW 2012 12/08/11 v 19	Silver Spring Networks Confidential

2.2.2.2.	OG&E Responsibilities. OG&E will perform each of the following ***

2.3.	HAN Device Deployment

2.3.1.	***

2.3.1.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks relating ***

2.3.1.2.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

2.4.	***

2.4.1.	***

2.4.2.	Installation.

2.4.2.1.	Silver Spring will:

***

2.4.2.2.	Silver Spring will require ***

2.4.2.3.	***

2.4.2.4.	Additional obligations of the Parties:

***

3.	TASK 3 – APPLICATION DEPLOYMENT

3.1.	***

3.1.1.	***

3.1.1.1.	Joint Responsibilities. Silver Spring and OG&E will work together to perform each of the following tasks:

***

3.1.1.2.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:

***

3.1.1.3.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

3.1.2.	***

3.1.2.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:

OG&E_SSN DR SOW 2012 12/08/11 v 19	Silver Spring Networks Confidential

***

3.1.2.2.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

3.1.3.	***

3.1.3.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:

***

3.1.3.2.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

3.1.4.	Testing Phase – Acceptance Criteria

***

3.1.5.	***

3.1.6.	***

3.1.7.	DRE Deliverables. ***

3.1.8.	Grant of License for DRE.

a.	Notwithstanding Section 2.2.3 of the Master Agreement, upon OG&E’s payment of applicable fees, Silver Spring hereby grants to OG&E and its affiliates for the term purchased, a nonexclusive, royalty-free, nontransferable license, without right to sublicense (except as set forth below), in object code format, DRE in the United States to run DRE for its internal business purposes (the “License”). Notwithstanding the first sentence of this Article 3.1.8.(a), OG&E shall have the right to transfer the License, as described above, to any successor entity as a result of merger, acquisition or other corporate reorganization. Notwithstanding the above, OG&E shall be permitted to utilize DRE in object code format to provide services to its customers, regional municipal utilities and regional co-operative utilities in conjunction with Derivative Works OG&E creates or develops pursuant to Article 3.1.9 below.

b.	The License includes the right of OG&E to allow any third-party service providers reasonably approved by Silver Spring to use DRE for the benefit of OG&E or its affiliates. Such third-party service provider must agree in writing to protect the confidentiality of ORE to the same extent the Master Agreement obligates OG&E to protect the confidentiality of Software.

c.	***

3.1.9.	***

3.1.10.	***

3.1.11.	*** EXCEPT AS EXPRESSLY SPECIFIED IN THIS SECTION 3.1.11 OR ANY SERVICE LEVEL

OG&E_SSN DR SOW 2012 12/08/11 v 19	Silver Spring Networks Confidential

AGREEMENTS IN THE SOW, ALL SERVICES ARE PROVIDED “AS IS”, WITHOUT WARRANTY OF ANY KIND. WITHOUT LIMITING THE FOREGOING, AND EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, SILVER SPRING DISCLAIMS ANY WARRANTY THAT THE SERVICES WILL BE ERROR-FREE OR UNINTERRUPTED OR THAT ALL ERRORS WILL BE CORRECTED. NO ADVICE OR INFORMATION, WHETHER ORAL OR WRITTEN, OBTAINED FROM SILVER SPRING OR ELSEWHERE WILL CREATE ANY WARRANTY NOT EXPRESSLY STATED IN THIS AGREEMENT. THESE DISCLAIMERS WILL APPLY DESPITE THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN.

3.2.	Operations Training

3.2.1.	Silver Spring Responsibilities. ***

3.3.	Milestones.

Milestone	Responsibility	Target Completion Date
***	***	***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***	***	***
***	***	***

***	***	***

4.1.	***

4.2.	***

4.3.	***

4.3.1.	Silver Spring Responsibilities.

***

4.3.2.	OG&E Responsibilities.

***

4.4.	Other Tasks and Provisions regarding Ongoing Maintenance and Management.

***

General Assumptions

***

OG&E_SSN DR SOW 2012 12/08/11 v 19	Silver Spring Networks Confidential

Entire Addendum

This Addendum consists of the Statement of Work, and the following Attachments:

Exhibit 1 – Pricing

Exhibit 2 – Acceptance Criteria

Exhibit 3 – HAN Device Requirements

Exhibit 4 – Service Level Agreements

Exhibit 5 – Installation Standard Procedures

Exhibit 6 – Contractor Safety information

IN WITNESS WHEREOF, the Parties have caused this SOW to be executed as of the SOW Effective Date provided herein by their authorized representatives.

SIGNATURES

Oklahoma Gas and Electric (OG&E)	SILVER SPRING NETWORKS, INC. (“Silver Spring”)

***	***

[End]

OG&E_SSN DR SOW 2012 12/08/11 v 19	Silver Spring Networks Confidential

OGE Demand Response
ADDENDUM NUMBER 10 TO THE MASTER AGREEMENT STATEMENT OF WORK – OG&E DR SMART HOME 2012 PILOT Exhibit 1 Pricing

Pricing: Demand Response

1.	Equipment

*** [Remainder of page redacted and 6 additional pages redacted]

Silver Spring Networks Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM NUMBER 10 TO THE MASTER AGREEMENT STATEMENT OF WORK – OG&E DR SMART HOME 2012 PILOT Exhibit “2” ACCEPTANCE CRITERIA

*** [Remainder of page redacted and 1 additional page redacted]

OG&E_SSN DR SOW 2012 12/08/11 v 19	Silver Spring Networks Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM NUMBER 10 TO THE MASTER AGREEMENT STATEMENT OF WORK – OG&E DR SMART HOME 2012 PILOT Exhibit “3” HAN DEVICE REQUIREMENTS

*** [Remainder of page redacted and 1 additional page redacted]

OG&E_SSN DR SOW 2012 12/08/11 v 19	Silver Spring Networks Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM NUMBER 10 TO THE MASTER AGREEMENT STATEMENT OF WORK – OG&E DR SMART HOME 2012 PILOT Exhibit “4” SERVICE LEVEL AGREEMENTS

*** [Remainder of page redacted and 2 additional pages redacted]

OG&E_SSN DR SOW 2012 12/08/11 v 19	Silver Spring Networks Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM NUMBER 10 TO THE MASTER AGREEMENT STATEMENT OF WORK – OG&E DR SMART HOME 2012 PILOT Exhibit “5” INSTALLATION STANDARD PROCEDURES

Installation Standard Procedures

*** [Remainder of page redacted and 10 additional pages redacted]

OG&E_SSN DR SOW 2012 12/08/11 v 19	Silver Spring Networks Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM NUMBER 10 TO THE MASTER AGREEMENT STATEMENT OF WORK – OG&E DR SMART HOME 2012 PILOT Exhibit “6” CONTRACTOR SAFETY INFORMATION

CONTRACTOR SAFETY INFORMATION

Name of Firm:

Primary Business:

Standard Industrial Classification (SIC) Code:	Date:

Submitted By:	Title:

1. List your Worker’s Compensation Experience Modification Rates (EMR) for the last three years.

YEAR	POLICY NO.	CARRIER	EXPERIENCE MODIFICATION RATE

2.	List your OSHA Incidence for the last three years.

Use your OSHA form No. 300 and the formula:

4.4.3.1. (Number of Incidents or lost workday cases x 200,000) ÷ Total man-hours worked during calendar year

Direct labor man-hours are used to compute incidence rates. Administrative, engineering, sales man-hours, etc. are not included.

YEAR	INCIDENCE RATE BY YEAR

OG&E_SSN DR SOW 2012 12/08/11 v 19	Silver Spring Networks Confidential

3.	Do you have a written safety program/policy?		Yes ☐	No ☐

If yes, attach a copy of the program/policy table of contents or index.

(A copy of the complete program may be requested later, if determined necessary)

4.	Do all employees have access to this manual?		Yes ☐	No ☐

5.	Do you employ a full time position dedicated to safety?		Yes ☐	No ☐

6.	Do you have a new employee training program?		Yes ☐	No ☐

	a)	If yes, are all new employees trained before

	b)	Indicate the topics employees are trained in: beginning work on a job?	Yes ☐	No ☐

	YES	NO		YES	NO

Company safety policies/rules			Confined space entry

Hazard recognition/reporting			Housekeeping

Injury reporting			Lockout/Tagout

Accident prevention signs/tags			Electrical safety

Hazard Communication			Fall protection

Personal protective equipment			First aid & CPR

Respiratory protection			Excavation safety

Fire extinguishers			Cranes, Slings, & Rigging

Hot work procedures			Emergency procedures
Attach list of any topics included in your program not listed above.

7.	Do you have a lineman training program for your employees?	Yes ☐	No ☐

If “yes”, describe program & topics covered:

8.	Do you have any other ongoing training programs specific to the services performed by your company?	Yes ☐	No ☐

If “yes”, describe program & topics covered:

OG&E_SSN DR SOW 2012 12/08/11 v 19	Silver Spring Networks Confidential

9.	Do you have a training program for newly hired or promoted first line supervisors?		Yes ☐	No ☐

If “yes”, describe program & topics covered:

10.	Do you maintain training records for each employee indicating name, date of training, and means used to verify that the employee understood the training?		Yes ☐	No ☐

11.	Do you hold periodic safety meeting for your employees?		Yes ☐	No ☐

If yes, how often?
Weekly ☐ Bi-weekly ☐ Monthly ☐ Other ☐

12.	Do you conduct field safety inspections of work in progress?		Yes ☐	No ☐

	a)	If yes, who conducts the inspection?

	b)	How often?
Attach a copy of form used, if applicable.

13.	Are all accidents and injuries investigated?		Yes ☐	No ☐

	a)	Are all employees informed of accidents/injury facts and preventative actions resulting from investigations?	Yes ☐	No ☐

If yes, how is this notification accomplished:

Safety Meetings ☐ Written Notification ☐ Other ☐

14.	Is safety a criteria in evaluating the performance of:

		☐ Laborers?	Yes ☐	No ☐
		☐ Supervisors?	Yes ☐	No ☐
		☐ Management?	Yes ☐	No ☐

15.	Do you hold “tailgate” safety meetings?		Yes ☐	No ☐

No ☐

If yes, how often?
Daily ☐ Weekly ☐ By-weekly ☐ Other ☐

14.	Do you have a Substance Abuse program which complies with the Department of Transportation Part 199 requirements?		Yes ☐	No ☐

15.	Do you have a program for medically qualifying employees Pre-employment?		Yes ☐	No ☐

OG&E_SSN DR SOW 2012 12/08/11 v 19	Silver Spring Networks Confidential

16.	Have you had any OSHA violations within last three years?	Yes ☐	No☐

If yes, please list:

I certify that the information prepared is true and accurate.

Signed	Title	Date

OG&E_SSN DR SOW 2012 12/08/11 v 19	Silver Spring Networks Confidential

ADDENDUM #11 TO THE MASTER AGREEMENT AMENDMENT TO STATEMENT OF WORK – OGE SMART STUDY 2011 PILOT CUSTOMERIQ “ENERGY INFORMATION WEBSITE”

This Addendum #11 (“Amendment”) amends the Statement of Work – “OG&E Smart Study 2011 Pilot (Customer IQ Energy Information Website) (“SOW”) by and between Oklahoma Gas and Electric (“OG&E”) and Silver Spring Networks, Inc. (“Sliver Spring”) with an effective date of December 22nd, 2010. The SOW and this Amendment are governed by the terms and conditions set forth in the terms of the Fast-Start Smart Grid Master Agreement dated October 15, 2009 between Silver Spring and OG&E (the “Master Agreement”). This Amendment will be effective as of the date last signed by the Parties (“Amendment Effective Date”). Capitalized terms not defined in this Amendment will have the same meaning as in the SOW and the Master Agreement.

NOW, THEREFORE, in consideration of the mutual promises and obligations below, Silver Spring and OG&E agree to amend the SOW as follows:

1. SOW, Task 3 “Application Deployment”. The following sections are added to Section 3:

3.8.	Calculation Algorithms Report

3.8.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks.

***

2. SOW, Attachment 6 to the Energy Information Website/CIQ SOW “Service level Agreement”. Attachment 6 of the SOW is hereby deleted and replaced in its entirety. The new Attachment 6 is attached to this Amendment as Schedule 1.

3. Milestones. The Milestone Table of paragraph 3.7 is appended as follows:

Milestone	Responsibility	Target Completion Date
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

4. SOW, Exhibit 1 – “Pricing.”

•	Section 1 – “Project Management and Deployment Services”. The price quote for Customization is modified to read as follows:

***

•	The price quote for PDF Report Generation monthly fee is hereby deleted and replaced with the follows:

PDF Generation

***

OGE _SSN Amend #3 7 Nov 2011	SSN and OGE Confidential

Note 2: Monthly PDF Generation Fees will be invoiced monthly in arrears based on total number of printed reports in that month.

Note 3: Pricing is fixed for the term of this SOW until 12/31/2012.

Note 4: Payment Terms: Net ***

•	The third Note (Note 3) provided under this Section is hereby deleted and replaced with the following:

Note 3 – PDF Report Generation service may be extended at the same costs listed in the above table through March 31st, 2014.

•	Section 2 – “Software-as-a-Service”. The third Note (Note 3) provided under “Production Environment” is hereby deleted and replaced by the following:

Note 3 – Price is fixed through March 31st, 2014.

•	Section 2 – “Software-as-a-Service”. The third Note (Note 3) provided under “Development Environment” is hereby deleted and replaced by the following:

Note 3 – Pricing is fixed through March 31st, 2014.

•	Section 2 – “Software-as-a-Service”. The third Note (Note 3) provided under “Test Environment” is hereby deleted and replaced by the following:

Note 3 – Pricing is fixed through March 31st, 2014.

4. SOW, paragraph 4.3. Other Tasks and Provisions regarding Ongoing Maintenance and Management. A new paragraph 4.3.3 is added as follows:

4.3.3. The Parties have agreed to the functionality of CIQ v2.0 and agree to meet periodically to review and contribute to plans for new functionality.

5. General. Except as modified above, all other provisions in the SOW will remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same Instrument. This Amendment, the SOW and the Master Agreement (including, without limitation, all exhibits, addenda and amendments thereto), constitute the final, complete and exclusive agreement between the Parties with respect to the subject matter of this Amendment, and supersede any prior or contemporaneous agreement or proposal. In the event of a conflict between this Amendment and the SOW (Including without limitation, aII exhibits, addenda and amendments thereto), this Amendment will govern.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

OKLAHOMA GAS & ELECTRIC COMPANY	SILVER SPRING NETWORKS, INC.

***	***

OGE _ SSN Amend #11 11/28/2011 v13	SSN and OGE Confidential

ADDENDUM #11 TO THE MASTER AGREEMENT AMENDMENT TO STATEMENT OF WORK – SCHEDULE 1 ATTACHMENT 6 – Energy Information Website Requirements

SCHEDULE 1 to Amendment 11

Attachment 6- Service Level Agreement

1. CIQ Service Levels. OG&E will be entitled to receive Service Level Credits if Silver Spring fails to meet the Service levels set forth below. If Silver Spring fails to meet more than one Service Level in a single measurement period, the sum of the corresponding Service Level Credits will be creditable to OG&E; provided however that in no event will the total amount of the Service Level Credits in a single month exceed *** of the total monthly recurring charges for the Solution Service purchased by OG&E under this SOW. EXCEPT AS EXPRESSLY PROVIDED IN THIS EXHIBIT, THE SERVICE LEVEL CREDITS SET FORTH BELOW SHALL BE OG&E’s SOLE AND EXCLUSIVE REMEDY FOR SILVER SPRING’S FAILURE TO MEET THE SERVICE LEVEL COMMITMENTS SET FORTH IN THIS EXHIBIT. NO CREDITS SHALL BE ISSUED FOR NON-PRODUCTION ENVIRONMENTS.

Availability Service Level. The CIQ System will be available to and accessible by OG&E and functional normally *** of the time via a web browser client. A determination of availability will be ***

1.1.1.	SLA Credits for Failure to Meet Availability Service Level. If Sliver Spring falls to meet availability Service Levels described In Section 1.1 above, the Service Level Credits set forth in Table 1.1.1. will apply.

***

Functionality Service Level. The Parties agree to work together to define no later than December 2012 an SLA related to CIQ accurately and consistently presenting customer usage data via the web-based portal. Concurrently, SSN will develop the requisite monitoring tools to monitor and report monthly CIQ’s performance against this SLA. Once developed, the Parties will negotiate in good faith service level credits tied to this SLA similar to those detailed above for the Availability Service Level.

END

OGE _ SSN Amend #11 11/28/2011 v13	SSN and OGE Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM #12 TO MASTER AGREEMENT – STATEMENT OF WORK SOLUTION ARCHITECT SUPPORT FOR SINGLE SIGN ON

This Statement of Work (“SOW”) is entered into as of December 08, 2011 (“SOW Effective Date”) between Silver Spring Networks, Inc. (“Silver Spring”) and Oklahoma Gas & Electric (“OG&E”) and is subject to the terms of the Fast-Start Smart Grid Master Agreement dated October 14, 2009 between Silver Spring and OG&E (the “Master Agreement”). Capitalized terms used but not defined in this SOW have the meaning assigned them in the Master Agreement. In the event that there is a conflict or inconsistency between this SOW and the Master Agreement, the terms of the Master Agreement shall prevail, unless this SOW explicitly states that the particular term in this SOW applies notwithstanding the terms of the Master Agreement.

The Services described in this SOW will be provided until February 29, 2012. If additional services are required or if the duration of the delivery of these services is to exceed February 29, 2012, a Change Order or a new SOW will need to be executed.

Services

Task 1 – Solution Architech Services

1.1.	IT Consulting

1.1.1.	Silver Spring Responsibilities. Silver Spring will ***

1.1.2.	***

1.1.3.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

2.	FEES. Silver Spring will perform the Services described in this SOW for the Fees detailed in Exhibit 1.

IN WITNESS WHEREOF, the Parties hereto have caused this SOW to be executed by their duly authorized representatives as of the SOW Effective Date.

OKLAHOMA GAS & ELECTRIC COMPANY	SILVER SPRING NETWORKS, INC.

***	***

[End]

OG&E_SSN SSO SA Support SOW Final rev 1 11_29_2011	OG&E – Silver Spring Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM #X TO MASTER AGREEMENT – STATEMENT OF WORK SOLUTION ARCHITECT SUPPORT FOR SINGE SIGN ON

Pricing

1.	***

OG&E_SSN SSO SA Support SOW Final rev 1 11_29_2011	OG&E – Silver Spring Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM #13 TO MASTER AGREEMENT – STATEMENT OF WORK SUPPORT FOR TRANSITIONING UIQ FROM SAAS TO MANAGED AND LICENSED

This Statement of Work (“SOW”) is entered into as of January 30, 2012 (“SOW Effective Date”) between Silver Spring Networks, Inc. (“Silver Spring”) and Oklahoma Gas & Electric (“OG&E”) and is subject to the terms of the Fast-Start Smart Grid Master Agreement dated October 14, 2009 between Silver Spring and OG&E (the “Master Agreement”). Capitalized terms used but not defined in this SOW have the meaning assigned them in the Master Agreement. In the event that there is a conflict or inconsistency between this SOW and the Master Agreement, the terms of the Master Agreement shall prevail unless expressly stated otherwise herein.

Definitions

•	See Attachment F to the Master Agreement for the definition and discussion of the various Solution Services options.

•

Bill of Materials (BOM) – a detailed list of the hardware, software and miscellaneous components, and the quantities of each needed to successfully transition, implement and operate UIQ, Critical Operations Protector (COP) and KeySafe Development, Test, Production and Disaster Recovery environments. The BOM will be sufficient for OG&E to procure from its vendors for the equipment listed.

Services

Task 1 – Consulting Services 1.1.

IT Consulting

1.1.1.	Silver Spring Responsibilities. Silver Spring will *** [Remainder of page redacted and 1 additional page redacted]

1.1.2.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

1.1.3.	Milestones

Milestone Number	Milestone Description	Target Completion Date ED + n weeks[1]
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

[1]	“ED” is defined as this SOW Effective Date

1.1.4.	Project Team

OG&E_Silver Spring Solution Services Transition Support SOW final 1_27_12
OG&E – Silver Spring Confidential

***

2.	Fees. Silver Spring will perform the Services described in this SOW for the Fees detailed in Exhibit 1.

General Assumptions

***

IN WITNESS WHEREOF, the Parties hereto have caused this SOW to be executed by their duly authorized representatives as of the SOW Effective Date.

OKLAHOMA GAS & ELECTRIC COMPANY	SILVER SPRING NETWORKS, INC.

***	***

OG&E_Silver Spring Solution Services Transition Support SOW final 1_27_12
OG&E – Silver Spring Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
STATEMENT OF WORK SUPPORT FOR TRANSITIONING UIQ FROM SAAS TO MANAGED AND LICENSED EXHIBIT “1” PRICING

Pricing

***

OG&E_Silver Spring Solution Services Transition Support SOW final 1_27_12
OG&E – Silver Spring Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM #14 TO MASTER AGREEMENT – STATEMENT OF WORK FCI PROOF OF CONCEPT

This Statement of Work (“SOW”) is entered into as of April 10, 2012 (“SOW Effective Date”) between Silver Spring Networks, Inc. (“Silver Spring”) and Oklahoma Gas & Electric (“OG&E) and is subject to the terms of the Fast-Start Smart Grid Master Agreement dated October 14, 2009 between Silver Spring and OG&E (the “Master Agreement” or “MSA”), Capitalized terms used but not defined in this SOW have the meaning assigned them in the Master Agreement. Capitalized terms defined within this SOW apply to this SOW only, and supersede the same defined term, if any, in the Master Agreement for this SOW. Notwithstanding the foregoing, in the event that there is a conflict or inconsistency between this SOW and the Master Agreement, the terms of the Master Agreement shall prevail unless expressly stated otherwise herein.

Summary

OG&E and Silver Spring wish to work together to deploy Fault Circuit Indicators (“FCIs”), in which the FCI Communication Network will be converged with the AMI network such that certain Access Points and Relays that have already been deployed for AMI will also be used for FCI Communications. OG&E intends to purchase from Silver Spring and deploy *** FCIs in this field trial / proof of concept deployment. Contingent on successful completion of this pilot and availability of funding, OG&E may deploy up to an additional *** FCIs during the period October 2012 through December 2014. This SOW addresses only the pilot deployment.

For the FCI Proof of Concept Project, Silver Spring will perform the site surveys for the first Ethernet AP and associated FCIs. Silver Spring will also configure each FCI and no more than 3 APs being used to route FCI traffic.

Definitions

*** [Remainder of page redacted and 1 additional page redacted]

Equipment

***

Services

For the FCI Proof of Concept Project, Silver Spring and/or OG&E will perform the tasks described below.

Task 1 – Program Management

1.1.	Project Management

1.1.1.	Silver Spring Responsibilities. Silver Spring will ***

1.1.2.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

1.2.	***

Task 2 – Field Deployment

2.1.	FCI Communication Network Design

2.1.1.	Silver Spring Responsibilities. For the FCI Proof of Concept Project, Silver Spring will ***.

2.1.2.	OG&E Responsibilities. OG&E will perform each of the following tasks.

OGE_Silver Spring FCI SOW Sentient Pilot Final 4/9/12	Page 1 of 11	Silver Spring Networks Confidential

***

2.2.	Field Deployment Support

2.2.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks during the FCI Proof of Concept Project.

2.2.1.1.	***

2.2.1.2.	***

2.2.1.3.	Throughout the period of this FCI Proof of Concept Project ***

2.2.2.	OG&E Responsibilities. OG&E will perform each of the following tasks.

***

2.3.	***

2.4.	Field Network Installation

***

2.5.	Endpoint Installation.

***

2.6.	Network Optimization.

***

2.7.	Testing

***

Task 3 – Application Deployment

***

General Assumptions

***

Approvals

IN WITNESS WHEREOF, the parties hereto have caused this SOW to be executed by their duly authorized representatives as of the SOW Effective Date.

OKLAHOMA GAS & ELECTRIC COMPANY	SILVER SPRING NETWORKS, INC.

***	***

[End]

OGE_Silver Spring FCI SOW Sentient Pilot Final 4/9/12	Silver Spring Networks Confidential

OGE FCI Proof of Concept Project
Pricing

Pricing: FCI Proof of Concept Project

1.	*** [Remainder of page redacted and 1 additional page redacted]

[End]

OGE_Silver Spring FCI SOW Sentient Pilot Final 4/9/12	Silver Spring Networks Confidential

Attachment 2 to FCI SOW

FCI Device Specifications

*** [Remainder of page redacted and 1 additional page redacted]

END

OGE_Silver Spring FCI SOW Sentient Pilot Final 4/9/12	Silver Spring Networks Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM #15 TO MASTER AGREEMENT – STATEMENT OF WORK TRANSITIONING UIQ FROM PRODUCTION SAAS AND DISASTER RECOVERY SAAS TO PRIMARY PRODUCTION SAAS AND SECONDARY PRODUCTION MANAGED APPLIANCE

This Statement of Work (“SOW”) is entered into as of June 13, 2012 (“SOW Effective Date”) between Silver Spring Networks, Inc. (“Silver Spring” or “SSN”) and Oklahoma Gas & Electric Company (“OG&E) and is subject to the terms of the Fast-Start Smart Grid Master Agreement dated October 14, 2009 between Silver Spring and OG&E (the “Master Agreement”). Capitalized terms used but not defined in this SOW have the meaning assigned them in the Master Agreement. In the event that there is a conflict or inconsistency between this SOW and the Master Agreement, the terms of the Master Agreement shall prevail unless expressly stated otherwise herein.

Definitions

***

The Services provided in this SOW cover:

***

IN WITNESS WHEREOF, the Parties hereto have caused this SOW to be executed by their duly authorized representatives as of the SOW Effective Date.

OKLAHOMA GAS & ELECTRIC COMPANY	SILVER SPRING NETWORKS, INC.

***	***

Third Party Stand-Alone Products. For this UIQ Transition Project, OG&E may purchase, at the prices specified in Exhibit 1 Pricing, the following products and services by issuing a Purchase Order to Silver Spring:

***

The estimated costs to OG&E to purchase the non-transferable licenses directly are as follows:

Description	Qty	Estimated Cost/Unit	Total
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Estimated costs are provided for informational purposes only.

OG&E_Silver Spring UIQ Transition SOW final 6_19_12	OG&E - Silver Spring Confidential 26841/00018/DOCS/2854054.2

***

Services

For this UIQ Transition Project, Silver Spring and/or OG&E will perform the tasks described below.

Task 1 – Program Management

1.1.	Project Management.

1.1.1.	Silver Spring Responsibilities. ***

1.1.2.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

1.2.	***

Task 2 – Field Network Deployment

***

Task 3 – Application Deployment

3.1.	***

3.1.1.	***

3.1.2.	***

3.1.3.	***.

3.1.4.	***

3.1.5.	***

3.1.5.1.	Joint Responsibilities. The Parties will work together to perform each of the following tasks:

***

3.1.5.2.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:

***

3.1.5.3.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

Table 3.1 Milestones

Milestone Number	Milestone Description	Responsible Party	Target Completion Date ED + n weeks[1]
***	***	***	***

OG&E_Silver Spring UIQ Transition SOW final 6_19_12	OG&E - Silver Spring Confidential

***	***	***	***
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***	***	***	***
***	***	***	***
***	***	***	***
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[1]	“ED” is defined as this SOW Effective Date

OG&E_Silver Spring UIQ Transition SOW final 6_19_12	OG&E - Silver Spring Confidential

3.2.	Training.

***

Task 4 – Ongoing Maintenance and Management

*** [Remainder of page redacted and 1 additional page redacted]

General Assumptions

***

OG&E_Silver Spring UIQ Transition SOW final 6_19_12	OG&E - Silver Spring Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT

STATEMENT OF WORK

ADDENDUM #15 TO MASTER AGREEMENT – STATEMENT OF WORK

TRANSITIONING UIQ FROM PRODUCTION SAAS AND DISASTER RECOVERY SAAS TO PRIMARY PRODUCTION SAAS AND SECONDARY PRODUCTION MANAGED APPLIANCE

EXHIBIT “1”

PRICING

*** [Remainder of page redacted and 7 additional pages redacted]

OG&E_Silver Spring UIQ Transition SOW final 6_19_12	OG&E - Silver Spring Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT

STATEMENT OF WORK

ADDENDUM #15 TO MASTER AGREEMENT – STATEMENT OF WORK

TRANSITIONING UIQ FROM PRODUCTION SAAS AND DISASTER RECOVERY SAAS TO PRIMARY PRODUCTION SAAS AND SECONDARY PRODUCTION MANAGED APPLIANCE

EXHIBIT “2”

WARRANTY, MAINTENANCE, AND SUPPORT (PASSED THROUGH FROM THIRD PARTIES)

***

More Information on EMC Warranty and Maintenance:

http://www.emc.com/collateral/hardware/warranty-maintenance/h4276-emc-prod-warranty-maint-able.pdf

For terms of EMC Premium Support see below:

http://www.emc.com/collateral/hardware/warranty-maintenance/h4273-premium-support.pdf

More information on Cisco Warranty and Maintenance:

http://www.cisco.com/en/US/docs/general/warranty/English/901DEN_.html

http://www.cisco.com/warp/public/cc/serv/mkt/sup/tsssv/opmsup/smton/smnet_qa.pdf

More information on Cisco SMARTNet support:

http://www.cisco.com/en/US/services/ps2827/ps2978/services_qa0900aecd8042b4d6.pdf

OG&E_Silver Spring UIQ Transition SOW final 6_19_12	OG&E - Silver Spring Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT

STATEMENT OF WORK

ADDENDUM #15 TO MASTER AGREEMENT – STATEMENT OF WORK

TRANSITIONING UIQ FROM PRODUCTION SAAS AND DISASTER RECOVERY SAAS TO PRIMARY PRODUCTION SAAS AND SECONDARY PRODUCTION MANAGED APPLIANCE

EXHIBIT “3”

PRICING

Appliance SOW – Exh

3 – Fusion Storm SSN

<END>

OG&E_Silver Spring UIQ Transition SOW final 6_19_12	OG&E - Silver Spring Confidential

FAST – START SMART GRID PROJECT MASTER AGREEMENT
AMENDMENT #1 TO ADDENDUM #15 TO MASTER AGREEMENT – STATEMENT OF WORK
TRANSITIONING UIQ FROM PRODUCTION SAAS AND DISASTER
RECOVERY SAAS TO PRIMARY PRODUCTION SAAS AND
SECONDARY PRODUCTION MANAGED APPLIANCE

This Amendment #1 (“Amendment”), effective as of June 26, 2012 (“Amendment Effective Date”), amends the Statement of Work entered into as of June 26, 2012 between Silver Spring Networks, Inc. (“Silver Spring” and Oklahoma Gas & Electric (“OG&E”) and is subject to the terms of the Fast-Start Smart Grid Master Agreement dated October 14, 2009 between Silver Spring and OG&E (the “Master Agreement”). Capitalized terms used but not defined in this Amendment have the meaning assigned them in the SOW.

1. Paragraph 8 on page 2 of the SOW is hereby deleted in its entirety and the following inserted in its stead:

Silver Spring represents and warrants that, to the extent the third party products comprising the Managed Appliance have license, warranty and indemnification provisions provided by the third party vendor of the Managed Appliance that inure to the benefit of the ultimate customer of the Managed Appliance, Silver Spring has the authority to pass through such protections for OGE’s benefit. Silver Spring shall indemnify, defend and hold OGE harmless from any third party claim that OGE does not have a license to use the Managed Appliance or any component thereof as part of the Managed Appliance. This indemnification shall survive for as long as OGE is in possession of and using the Managed Appliance.

2. The foregoing provision shall govern notwithstanding any contrary provision in the Master Agreement or SOW. Except as otherwise expressly provided or modified herein, the (i) terms and conditions of the Master Agreement and SOW remain in full force and effect, and (ii) this Amendment, the SOW and the Master Agreement constitute the entire and exclusive agreement between the Parties regarding the subject matter hereof, and supersede all proposals and prior agreements, oral or written, and all other communications. In the event that there is a conflict or inconsistency between this SOW and the Master Agreement or SOW, the terms of this Amendment shall prevail.

IN WITNESS WHEREOF, the Parties hereto have caused this SOW to be executed by their duly authorized representatives as of the Amendment Effective Date.

OKLAHOMA GAS & ELECTRIC COMPANY	SILVER SPRING NETWORKS, INC.

***	***

Amend 1 to Adden 15 6_25_12	Page 1 of 1	OE&E – Silver Spring Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM NUMBER 16 TO THE MASTER AGREEMENT STATEMENT OF WORK – OG&E DR SMART HOME PROGRAM

This Statement of Work (“SOW”) is entered into as of December 20, 2012 (“SOW Effective Date”) between Silver Spring Networks, Inc. (“Silver Spring”) and Oklahoma Gas and Electric Company (“OG&E”) and is subject to the terms of the Fast-Start Smart Grid Master Agreement dated October 15, 2009 between Silver Spring and OG&E (the “Master Agreement”). Capitalized terms used but not defined in this SOW have the meaning assigned them in the Master Agreement. In the event that there is a conflict or inconsistency between this SOW and the Master Agreement, the terms of the MSA shall prevail, unless expressly stated otherwise herein. Notwithstanding the obligations surrounding DRE in Sections 3.1.7 through 3.1.11 of Addendum 10 to the Master Agreement - OG&E DR Smart Home 2012 Pilot, this SOW supersedes and completely replaces Addendum 10 to the Master Agreement – OG&E DR Smart Home 2012 Pilot.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective date.

OKLAHOMA GAS & ELECTRIC COMPANY	SILVER SPRING NETWORKS, INC.

***	***

Definitions

“AMI” means advanced metering infrastructure, which means hardware and software that, along with communications services, enable automated meter reading and other capabilities.

“Back Office” means and includes the UIQ System, as defined in the Master Agreement.

“Business Day” means weekdays excluding Silver Spring holidays as Silver Spring will specify annually in advance.

“Demand Optimizer or DO” means ***

“DR” means ***

“DRE” means “Demand Response Enrollment Portal” and includes ***

“DR Order Fulfillment Process” or “DROF” means the system created by Silver Spring and OG&E that ***

“DR Program” or “Program” means and includes the Demand Response project undertaken by OG&E under this SOW as a full deployment. The DR Program comprises all responsibilities assigned to the Parties, including the providing of all Products and Services and related deliverables described in the SOW. “DR Program” does not include materials, equipment, software or services provided by third parties, except to the extent that such third parties are subcontracted by Silver Spring as part of Silver Spring’s responsibilities under this SOW.

OG&E Silver Spring DR SOW 12/19/2012 Final	Silver Spring Networks Confidential

“DR System” means the combination of Silver Spring technologies providing Demand Response, including without limitation: ***

“DRLC” means and includes Demand Response Load Control signals utilized for shedding load at the End Customer premises.

“End Customer” means and includes a customer (residential or business) of OG&E whose premise has one or more HAN Devices that are or will be connected to a HAN.

“Generated Data” means all information, data, analyses and reports generated by the various applications of the UIQ System (such as DO, HCM, AMM, etc.), including, but not limited to ***

“HAN” means and includes Home Area Network, which is a network that enables communication between the Integrated Meter and one or more HAN Devices.

“HAN Devices” means and includes third-party devices that are owned by OG&E or End Customers, and are or will be connected to the HAN at End Customers’ premises. HAN Devices include but are not limited to ***

“HCM” means and includes Silver Spring’s HAN Communications Manager, a head-end software application which is part of the Silver Spring application suite. ***

“Installer Portal” means and includes ***

“Integration Services” means the work performed by Silver Spring to make changes to DRE and its subcontractor’s work order management system to enable order fulfillment of its demand response programs. Detailed requirements for DRE are outlined in a product requirements document.

“IP” means Internet Protocol.

“NAN” means Neighborhood-Area-Network, which is a network comprised of all communicating components within a distribution domain such as smart meters located at homes and businesses as part of a mesh communication network.

“PCTs” means programmable communicating thermostats that Silver Spring provides under this SOW.

“RF” means radio frequency.

“Test Harness” means and includes a set of hardware and software provided by Silver Spring to OG&E or to a HAN Device vendor, ***

“Tier 1 Support” means and includes support provide by OG&E’s employees (typically called “Customer Support Supervisors” or “CSR Supervisors”) to OG&E’s staff (typically called “Customer Support Representatives” or “CSRs”) who provide support to End Customers. Tier 1 Support includes both internal training of the CSRs and escalation by the CSRs of incidents or requests for technical assistance which the CSRs are unable to resolve.

“Tier 2 Support” means and includes support provided by Silver Spring’s Customer Support staff and its subcontractors to OG&E’s Customer Support Coordinators or Customer Support Supervisors.

Equipment

OG&E Silver Spring DR SOW 12/19/2012 Final	Silver Spring Networks Confidential

OG&E is planning to purchase the following Equipment for the DR Program by issuing a Purchase Order to Silver Spring for up to 80,000 programmable communicating thermostats, “PCTs” and associated required hardware (i.e., repeaters, wall plates and auxiliary switches), comprehensively included as “HAN Devices” under this Agreement.

Liquidated Damages

***

Total Inventory on Hand

DATE / TIME

Material No.	Quantity on Hand	Description
DIGI	1207	Digital Router
FACEPLATE	8519	Face plates
C4IHD	457	In Home Display Units
P1PCT	124	P1 Energate PCT
P2PCT	10132	P2 Energate PCT
WIREKIT	11243	Wire Kits

In no event will the total amount of Liquidated Damages (as defined above) payable by Silver Spring for Late Delivery or Equipment Availability exceed ***. Silver Spring’s credit for Liquidated Damages shall be OG&E’s sole and exclusive remedy for Silver Spring’s failure to timely deliver PCTs and make equipment available as provided herein.

Limited Warranty.

Silver Spring warrants to OG&E that for a period of the earlier of *** from the Delivery Date, the PCT will (a) conform in all material respects to the specifications set forth in its Documentation and (b) be free from material defects in materials and workmanship. In addition, Silver Spring will provide a failure report for all PCTs returned to Silver Spring under this warranty provision within *** of receipt of the failed PCT.

Inventory.

Based on shipping instructions stated in the Purchase Order, Silver Spring will ship the HAN devices to the designated facility for staging (“Point of Destination”). ***

*** Within fifteen (15) days of receipt of such notice, OG&E may inspect the HAN Devices to ascertain correct quantities and identify visible damage or deviation from the Purchase Order. If OG&E identifies any incorrect quantities or visible damage or deviation, it shall provide Silver Spring with written notice thereof within the above inspection period, and Silver Spring will replace the HAN Devices that the inspection revealed was damaged or incorrect, at Silver Spring’s expense. If OG&E decides not to inspect the HAN Devices or does not notify Silver Spring of any incorrect quantities or damage to any HAN Devices within the inspection period above, OG&E shall be deemed to have accepted such HAN Devices upon expiry of the above inspection period.

Silver Spring shall maintain and manage the Equipment inventory using First In First Out (FIFO) inventory handling methodologies.

OG&E Silver Spring DR SOW 12/19/2012 Final	Silver Spring Networks Confidential

Software

Unless otherwise provided herein, Silver Spring grants OG&E licenses for the following instances of the HCM software application pursuant to Section 4.4 of Exhibit F of the Master Agreement.

•	Production

•	Development

•	Test

When available and installed, Silver Spring grants OG&E licenses for the following instances of the DO software application pursuant to Section 4.4 of Exhibit F of the Master Agreement.

•	Production

•	Development

•	Test

1. TASK 1 – PROGRAM MANAGEMENT

1.1	Project Management

1.1.1.	Silver Spring Responsibilities. Silver Spring will ***

1.1.2.	OG&E Responsibilities. OG&E will perform each of the following tasks:

****

2.1.	Field Network Design. Assumption: The DR Program will include residential and small commercial sites only, and these sites will be within the footprint of the Silver Spring AMI deployment. Further, HAN Devices will be deployed to only those premises with an Integrated Meter that has been recognized on the NAN. Accordingly, no additional Field Network Design will be conducted.

2.2.	Deployment Support.

2.2.1.	End Customer Recruitment.

2.2.1.1.	OG&E Responsibilities. OG&E will perform each of the following tasks.

****

2.2.2.	Support of HAN Device Deployment.

2.2.2.1.	Silver Spring Responsibilities. ***

2.2.2.2.	OG&E Responsibilities. OG&E will perform ***

2.3.	HAN Device Deployment

2.3.1.	HAN Device Installation

2.3.1.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks ***

2.3.1.2.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

OG&E Silver Spring DR SOW 12/19/2012 Final	Silver Spring Networks Confidential

2.4.	HAN Device Interoperability and System Testing

2.4.1.	***

2.4.2.	***

2.4.3.	Installation.

2.4.3.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks relating ***

2.4.3.2.	Silver Spring will require the installation contractor to satisfy the following requirements: ***

2.4.3.3.	Walk Away Criteria. ***

2.4.3.4.	Additional obligations of the Parties.

***

2.4.3.5.	Installation Forecasts. OG&E will provide Silver Spring monthly with a rolling 12 month forecast detailing the projected number of residential and commercial premise installations and number of plenum seals per month for the next 12 months starting January 2013.

***

2.4.3.6.	Acceptance Testing. OG&E shall conduct acceptance testing, with Silver Spring support for each new HAN Device using the Acceptance criteria in Exhibit 3. Upon successful completion of the User Acceptance Testing, OG&E shall formally approve of the devices to be used within this Program.

2.4.3.7.	Security Testing. Subject to the following requirements, OG&E may conduct independent security testing against HCM and connected HAN Devices, provided that:

***

2.4.3.8.	Key Performance Indicators (KPIs) and Service Level Agreements (SLAs). Installation Services KPIs and SLA performance requirements, processes, and credits are provided in Exhibit 4 – “Installation Service Level Agreement.”

TASK 3 – PROJECT CHANGES AND MILESTONES

3.1	DRE Configuration Changes. Silver Spring agrees to review with OG&E any proposed configuration changes to DRE. Once agreed and scoped, Silver Spring will negotiate in good faith with OG&E a committed delivery date and any incremental fees.

3.2	Milestones.

Milestone	Responsibility	Target Completion Date
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OG&E Silver Spring DR SOW 12/19/2012 Final	Silver Spring Networks Confidential

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4.1	Software Support. Detailed Software Support terms for HCM, DO and DRE are found in Exhibit E of the Master Agreement. Certain key responsibilities are summarized in this Task.

4.1.1	Incident and Defect Management. ***

4.1.2	OG&E will provide support for End Customers, including Tier 1 Support for OG&E’s End Customer support representatives.

***

4.2	Application Hosting and Management.

4.2.1	Except as otherwise noted herein, Silver Spring will provide the same Application Hosting and Management services regarding DRE, DO and HCM as Silver Spring provides for the modules of UIQ, pursuant to Exhibit F Section 3. Likewise, any obligations imposed on OG&E in Exhibit F Section 3 shall be considered obligations of OG&E herein, unless otherwise noted below.

4.2.2	OG&E will cooperate with reasonable requests that Silver Spring makes as part of its efforts to respond to incidents.

4.3	HAN Device Support. ***

4.3.1	Silver Spring Responsibilities.

***

4.3.2	OG&E Responsibilities.

***

4.4	Other Tasks and Provisions regarding Ongoing Maintenance and Management.

OG&E Silver Spring DR SOW 12/19/2012 Final	Silver Spring Networks Confidential

***

General Assumptions

***

[End]

OG&E Silver Spring DR SOW 12/19/2012 Final	Silver Spring Networks Confidential

OGE Demand Response
ADDENDUM NUMBER 16 TO THE MASTER AGREEMENT STATEMENT OF WORK – OG&E DR SMART HOME PROGRAM Exhibit 1 Pricing

Pricing: Demand Response

*** [Remainder of page redacted and 6 additional pages redacted]

END

OG&E Silver Spring DR SOW 12/19/2012 Final	Silver Spring Networks Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM NUMBER 16 TO THE MASTER AGREEMENT STATEMENT OF WORK – OG&E DR SMART HOME PROGRAM EXHIBIT “2” ACCEPTANCE CRITERIA

*** [Remainder of page redacted and 1 additional page redacted]

OG&E Silver Spring DR SOW 12/19/2012 Final	Silver Spring Networks Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM NUMBER 16 TO THE MASTER AGREEMENT STATEMENT OF WORK – OG&E DR SMART HOME PROGRAM EXHIBIT “3” HAN DEVICE GUIDELINES

*** [Remainder of page redacted and 1 additional page redacted]

OG&E Silver Spring DR SOW 12/19/2012 Final	Silver Spring Networks Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM NUMBER 16 TO THE MASTER AGREEMENT STATEMENT OF WORK – OG&E DR SMART HOME PROGRAM EXHIBIT “4” SERVICE LEVEL AGREEMENTS

*** [Remainder of page redacted and 2 additional pages redacted]

END

OG&E Silver Spring DR SOW 12/19/2012 Final	Silver Spring Networks Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM NUMBER 16 TO THE MASTER AGREEMENT STATEMENT OF WORK – OG&E DR SMART HOME 2012 PILOT EXHIBIT “5” INSTALLATION STANDARD PROCEDURES

Installation Standard Procedures

*** [Remainder of page redacted and 10 additional pages redacted]

END

OG&E Silver Spring DR SOW 12/19/2012 Final	Silver Spring Networks Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
ADDENDUM NUMBER 10 TO THE MASTER AGREEMENT STATEMENT OF WORK – OG&E DR SMART HOME 2012 PILOT EXHIBIT “6” CONTRACTOR SAFETY INFORMATION

CONTRACTOR SAFETY INFORMATION

Name of Firm:

Primary Business:

Standard Industrial Classification (SIC) Code:                      Date:

Submitted By:                      Title:

1.	List your Worker’s Compensation Experience Modification Rates (EMR) for the last three years.

YEAR	POLICY NO.	CARRIER	EXPERIENCE MODIFICATION RATE

1.	List your OSHA Incidence for the last three years.

Use your OSHA form No. 300 and the formula:

4.4.5.1	(Number of Incidents or lost workday cases x 200,000) ÷ Total man-hours worked during calendar year

Direct labor man-hours are used to compute incidence rates. Administrative, engineering, sales man-hours, etc. are not included.

YEAR	INCIDENCE RATE BY YEAR

OG&E Silver Spring DR SOW 12/19/2012 Final	Silver Spring Networks Confidential

2.	Do you have a written safety program/policy?		Yes ☐	No ☐

If yes, attach a copy of the program/policy table of contents or index.

(A copy of the complete program may be requested later, if determined necessary)

3.	Do all employees have access to this manual?		Yes ☐	No ☐

4.	Do you employ a full time position dedicated to safety?		Yes ☐	No ☐

5.	Do you have a new employee training program?		Yes ☐	No ☐

	a)	If yes, are all new employees trained before beginning work on a job?	Yes ☐	No ☐

	b)	Indicate the topics employees are trained in:

	YES	NO		YES	NO

Company safety policies/rules			Confined space entry

Hazard recognition/reporting			Housekeeping

Injury reporting			Lockout/Tagout

Accident prevention signs/tags			Electrical safety

Hazard Communication			Fall protection

Personal protective equipment			First aid & CPR

Respiratory protection			Excavation safety

Fire extinguishers			Cranes, Slings, & Rigging

Hot work procedures			Emergency procedures

Attach list of any topics included in your program not listed above.

OG&E Silver Spring DR SOW 12/19/2012 Final	Silver Spring Networks Confidential

7.	Do you have a lineman training program for your employees?		Yes ☐	No ☐

If “yes”, describe program & topics covered:

8.	Do you have any other ongoing training programs specific to the services performed by your company?		Yes ☐	No ☐

If “yes”, describe program & topics covered:

9.	Do you have a training program for newly hired or Promoted first line supervisors?		Yes ☐	No ☐

If “yes”, describe program & topics covered:

10.	Do you maintain training records for each employee indicating name, date of training, and means used to verify that the employee understood the training?		Yes ☐	No ☐

11.	Do you hold periodic safety meeting for your employees?		Yes ☐	No ☐

If yes, how often?

Weekly ☐ Bi-weekly ☐ Monthly ☐ Other ☐

12.	Do you conduct field safety inspections of work in progress?		Yes ☐	No ☐

	a)	If yes, who conducts the inspection?

	b)	How often?

Attach a copy of form used, if applicable.

13.	Are all accidents and injuries investigated?		Yes ☐	No ☐

	a)	Are all employees informed of accidents/injury facts and preventative actions resulting from investigations?	Yes ☐	No ☐

If yes, how is this notification accomplished:

Safety Meetings ☐ Written Notification ☐ Other ☐

14.	Is safety a criteria in evaluating the performance of:

	☐ Laborers?		Yes ☐	No ☐
	☐ Supervisors?		Yes ☐	No ☐
	☐ Management?		Yes ☐	No ☐

OG&E Silver Spring DR SOW 12/19/2012 Final	Silver Spring Networks Confidential

15.	Do you hold “tailgate” safety meetings?	Yes ☐	No ☐

If yes, how often?

Daily ☐ Weekly ☐ By-weekly ☐ Other ☐

14.	Do you have a Substance Abuse program which complies with the Department of Transportation Part 199 requirements?	Yes ☐	No ☐

15.	Do you have a program for medically qualifying employees Pre-employment?	Yes ☐	No ☐

16.	Have you had any OSHA violations within last three years?	Yes ☐	No ☐

If yes, please list:

I certify that the information prepared is true and accurate.

Signed	Title	Date

OG&E Silver Spring DR SOW 12/19/2012 Final	Silver Spring Networks Confidential

ADDENDUM #17 TO THE MASTER AGREEMENT AMENDMENT #2 TO STATEMENT OF WORK – OGE SMART HOURS PROGRAM CUSTOMERIQ “ENERGY INFORMATION WEBSITE”

This Addendum #17 (“Amendment 2”) amends Addendum #11 – ‘Amendment to Statement of Work – OGE Smart Study 2011 Pilot CustomerlQ “Energy Information Website”‘ (“Amendment 1”) by and between Oklahoma Gas and Electric (“OG&E”) and Silver Spring Networks, Inc. (“Silver Spring”) with an effective date of December 9nd, 2011 as well as Statement of Work – “OG&E Smart Study 2011 Pilot (Customer IQ Energy Information Website) (“SOW”) by and between Oklahoma Gas and Electric (“OG&E”) and Silver Spring Networks, Inc. (“Silver Spring”) with an effective date of December 22nd, 2010. The SOW, Amendment 1, and this Amendment 2 are governed by the terms and conditions set forth in the terms of the Fast-Start Smart Grid Master Agreement dated October 15, 2009 between Silver Spring and OG&E (the “Master Agreement”). This Amendment will be effective as of the date last signed by the Parties (“Amendment Effective Date”). Capitalized terms not defined in this Amendment will have the same meaning as in the SOW and the Master Agreement.

NOW, THEREFORE, in consideration of the mutual promises and obligations below, Silver Spring and OG&E agree to amend the SOW as follows:

1. Amendment 1, SCHEDULE 1 to Amendment 11, Attachment 6 to the Energy Information Website/CIQ SOW “Service Level Agreement”.

•	Section 1, Paragraph 3 – “Functionality Service Level”. This paragraph 3 is hereby deleted in its entirety.

2. SOW, “Task 3 – Application Deployment”

•	Section 3.7 – “Milestones”. The following table provided in this section is appended to the existing table in Section 3.7 – Milestones:

Milestone	Responsibility	Target Completion Date
***	***	***
***	***	***
***	***	***
***	***	***

3. SOW, Exhibit 1 – “Pricing.”

•	Section 1 – “Project Management and Deployment Services”. The price quote for Customization is modified to read as follows:

***	***	***	***

OGE _ SSN Amend #16 12/17/2012 v1	Page 1 of 2 SSN and OGE Confidential

•	Section 2 – “Software-as-a-Service”. This section is hereby deleted in its entirety and replaced by the following:

2. CustomerIQ (CIQ) Energy Efficiency Web Portal Software-as-a-Service (SaaS)

Production Environment
Item	Catalog Number	Qty	Price / unit ($USD)	Total ($USD)
***	***	***	***	***
***				***

***

5. General. Except as modified above, all other provisions in the SOW will remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument. This Amendment, the SOW and the Master Agreement (including, without limitation, all exhibits, addenda and amendments thereto), constitute the final, complete and exclusive agreement between the Parties with respect to the subject matter of this Amendment, and supersede any prior or contemporaneous agreement or proposal. In the event of a conflict between this Amendment and the SOW (including, without limitation, all exhibits, addenda and amendments thereto), this Amendment will govern.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

OKLAHOMA GAS & ELECTRIC COMPANY	SILVER SPRING NETWORKS, INC.

***	***

OGE _ SSN Amend #16 12/17/2012 v1	SSN and OGE Confidential

SMART GRID PROJECT STATEMENT OF WORK
STATEMENT OF WORK – OG&E CRITICAL OPERATIONS PROTECTOR – INITIAL COP TEST ENVIRONMENT

This Statement of Work (“SOW”) is entered into as of January 28, 2011 (“SOW Effective Date”) between Silver Spring Networks, Inc. (“Silver Spring”) and Oklahoma Gas and Electric Company (“OG&E”) and is subject to the terms of the Fast-Start Smart Grid Master Agreement dated October 15, 2009 between Silver Spring and OG&E (the “Master Agreement”). Capitalized terms used but not defined in this SOW have the meaning assigned them in the Master Agreement. In the event that there is a conflict or inconsistency between this SOW and the Master Agreement, the terms of the Master Agreement shall prevail, unless this SOW explicitly states that the particular term in this SOW applies notwithstanding the terms of the Master Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this SOW to be executed as of the date last signed below (the “Effective Date”) by their authorized representatives.

SIGNATURES

Oklahoma Gas and Electric (OG&E)	SILVER SPRING NETWORKS, INC. (“Silver Spring”)

***	***

OG&E_SSN COP SOW 1 final	Silver Spring Networks Confidential

***

Scope of Work

This SOW describes the deployment and testing of Silver Spring hardware consisting of ***

Services

Task 1 – Program Management

1.1.	Project Management

1.1.1.	Silver Spring Responsibilities – Silver Spring will ***

1.1.2.	OG&E Responsibilities – OG&E will perform each of the following activities:

***

2.	Task 2 – ***

Milestones	Start	Complete
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OG&E_SSN COP SOW 1 final	Silver Spring Networks Confidential

***	***	***

***	***	***

***

3.	Task 3 – Ongoing Maintenance and Management

3.1.	Software Support. Detailed Software support terms are found in Exhibit E of the Master Agreement. Certain key responsibilities are summarized in this Task 3.1.

***

3.2.	Application Hosting and Management.

***

4.	Fees

Silver Spring will provide the Equipment and Software and perform the Services described in this SOW for the Fees identified in Exhibit 1.

[End]

OG&E_SSN COP SOW 1 final	Silver Spring Networks Confidential

STATEMENT OF WORK – OG&E CRITICAL OPERATIONS PROTECTOR – INITIAL COP TEST ENVIRONMENT
EXHIBIT 1 PRICING

Pricing: COP Phase 1

*** [Remainder of page redacted and 1 additional page redacted]

OG&E_SSN COP SOW 1 final	Silver Spring Networks Confidential

Statement of Work – OG&E Critical Operations Protector – Initial COP TEST Environment
EXHIBIT 2 HIGH LEVEL ARCHITECTURE

***

OG&E_SSN COP SOW 1 final	Silver Spring Networks Confidential

SMART GRID PROJECT STATEMENT OF WORK
STATEMENT OF WORK – OG&E CRITICAL OPERATIONS PROTECTOR PHASE 2

This Statement of Work (“SOW”) is entered into as of March 15, 2011 (“SOW Effective Date”) between Silver Spring Networks, Inc. (“Silver Spring”) and Oklahoma Gas and Electric Company (“OG&E”) and is subject to the terms of the Fast-Start Smart Grid Master Agreement dated October 15, 2009 between Silver Spring and OG&E (the “Master Agreement”). Capitalized terms used but not defined in this SOW have the meaning assigned them in the Master Agreement. In the event that there is a conflict or inconsistency between this SOW and the Master Agreement, the terms of the Master Agreement shall prevail, unless this SOW explicitly states that the particular term in this SOW applies notwithstanding the terms of the Master Agreement.

IN WITNESS WHEREOF, the Parties have caused this SOW to be executed as of the date last signed below (the “Effective Date”) by their authorized representatives.

SIGNATURES

Oklahoma Gas & Electric (OG&E)	SILVER SPRING NETWORKS, INC. (“Silver Spring”)

***	***

OG&E / SSN COP SOW Phase 2 Final	Silver Spring Networks Confidential

***

Scope of Work

This SOW describes the deployment, testing, and ongoing operation ***

Services

Task 1 – Program Management

1.1.	Project Management

1.1.1.	Silver Spring Responsibilities – Silver Spring will ***

Task 2 – Field Deployment – There is no Field Deployment related to this project.

Task 3 – Application Deployment

3.1	Detailed Description of Tasks and Milestones

3.1.1.	Plan / Design

***

Milestones	Start	Complete
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OG&E / SSN COP SOW Phase 2 Final	Silver Spring Networks Confidential

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4.	Task 4 – Training

***

5.	Task 5 – Ongoing Maintenance and Management

***

6.	Fees.

Silver Spring will provide the Software and perform the Services described in this SOW for the Fees identified in Exhibit 1 – “Pricing – ***”.

[End]

OG&E / SSN COP SOW Phase 2 Final	Silver Spring Networks Confidential

STATEMENT OF WORK – OG&E CRITICAL OPERATIONS PROTECTOR
EXHIBIT 1 PRICING ***

*** [Remainder of page redacted and 3 additional pages redacted]

OG&E / SSN COP SOW Phase 2 Final	Silver Spring Networks Confidential

STATEMENT OF WORK – OG&E CRITICAL OPERATIONS PROTECTOR
EXHIBIT 2 HIGH LEVEL ARCHITECTURE

Initial Configuration

***

OG&E / SSN COP SOW Phase 2 Final	Silver Spring Networks Confidential

Final Configuration showing DR Stage 2

***

OG&E / SSN COP SOW Phase 2 Final	Silver Spring Networks Confidential

End

STATEMENT OF WORK –OG&E CRITICAL OPERATIONS PROTECTOR
EXHIBIT 3 OG&E / SSN COP SOW ROLES AND RESPONSIBILITIES ABRIDGED VERSION OF COP IMPLEMENTATION ROLES AND RESPONSIBILITIES MATRIX V0.17

*** [Remainder of page redacted and 2 additional pages redacted]

OG&E / SSN COP SOW Phase 2 Final	Silver Spring Networks Confidential

ADDENDUM TWO TO EXHIBIT B TO THE MASTER AGREEMENT STATEMENT OF WORK DISTRIBUTION AUTOMATION DEPLOYMENT PILOT

SOW: Distribution Automation Services

This Statement of Work (“SOW”) is attached to and made a part of the Master Agreement between the Parties identified below with an effective date of October 13, 2009 (the “Agreement”) and sets forth the terms under which Silver Spring will provide Distribution Automation (“DA”) Equipment and Services to OG&E (the “Project”). Unless otherwise defined in this SOW, the capitalized terms have the same meaning as those terms in the Agreement. In the event that there is a conflict or inconsistency between any term of this Statement of work and the terms contained in the Agreement, the terms of the Agreement shall prevail, unless this SOW explicitly states otherwise.

This Attachment consists of this cover sheet, the terms and conditions that follow, and the following Attachments:

Exhibit A	Fees
Exhibit B	Acceptance Criteria

IN WITNESS WHEREOF, the Parties have caused this SOW to be executed as of the date last signed below (the “Effective Date”) by their authorized representatives.

SIGNATURES

Oklahoma Gas and Electric (OG&E)	SILVER SPRING NETWORKS, INC. (“Silver Spring”)

***	***

Silver Spring OG&E DA SOW Final 9/21/10	Silver Spring – OG&E Confidential

*** [2 pages redacted]

Summary

The scope of this SOW addresses the deployment and management ***

Services

Task 1 – Program Management

1.1.	Project Management

***

1.2.	***

1.2.1.	***

1.2.1.1.	Silver Spring Responsibilities.

***

1.2.2.	***

1.2.2.1.	Silver Spring Responsibilities. Silver Spring will ***

1.2.2.2.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

Task 2 – Field Deployment

2.1.	***

2.2.	***

2.2.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks.

***

2.2.2.	OG&E Responsibilities. OG&E will perform each of the following tasks.

***

Task 3 – Application Deployment

3.1.	***

3.1.1.	***

***

3.1.2.	***

Silver Spring OG&E DA SOW Final 9/21/10	Silver Spring – OG&E Confidential

3.1.2.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:

***

3.1.2.2.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

3.2.	Application Training

3.2.1.	Silver Spring Responsibilities. Silver Spring will ***.

Task 4 – Ongoing Maintenance and Management: ***

General Assumptions:

***

[End]

Silver Spring OG&E DA SOW Final 9/21/10	Silver Spring – OG&E Confidential

OKLAHOMA GAS & ELECTRIC DISTRIBUTION AUTOMATION DEPLOYMENT
EXHIBIT A: PRICING

Pricing: Distribution Automation

*** [Remainder of page redacted and 2 additional pages redacted]

Exhibit B: Acceptance Criteria

***

Silver Spring OG&E DA SOW Final 9/21/10	Silver Spring – OG&E Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
STATEMENT OF WORK – OG&E DR SMART STUDY 2011 PILOT

This Statement of Work (“SOW”) is entered into as of March 2, 2011 (“SOW Effective Date”) between Silver Spring Networks, Inc. (“Silver Spring”) and Oklahoma Gas and Electric Company (“OG&E”) and is subject to the terms of the Fast-Start Smart Grid Master Agreement dated October 15, 2009 between Silver Spring and OG&E (the “Master Agreement”). Capitalized terms used but not defined in this SOW have the meaning assigned them in the Master Agreement. In the event that there is a conflict or inconsistency between this SOW and the Master Agreement, the terms of the Master Agreement shall prevail, unless this SOW explicitly states that the particular term in this SOW applies notwithstanding the terms of the Master Agreement.

Definitions

“AMI” means advanced metering infrastructure, which means hardware and software that, along with communications services, enable automated meter reading and other capabilities.

“Back Office” means and includes the UIQ System, as defined in the Master Agreement.

“Business Day” means weekdays excluding Silver Spring holidays as Silver Spring will specify annually in advance.

“DR” means Demand Response, and is used to describe the software, hardware, and programs related to the deployment and operation of HAN Devices in conjunction with Silver Spring’s Demand Response Manager application, the Neighborhood Area Network (NAN) as defined in the AMI SOW, and the Home Area Network (HAN) described in this SOW.

“DR Enrollment Portal” ***

“DR Pilot Project” means and includes the Demand Response pilot project undertaken by OG&E under this SOW as a test or as a first step toward a full deployment. The DR Pilot Project comprises all responsibilities assigned to the Parties, including the providing of all Products and Services and related deliverables described in the SOW. ***

“DR System” means the combination of Silver Spring technologies providing Demand Response, including without limitation: ***

***

“DRM” means and includes Silver Spring’s Demand Response Manager, a head-end software application which is part of the UIQ application suite. ***

“End Customer” means and includes a customer (residential or business) of OG&E whose premise has one or more HAN Devices that are or will be connected to a HAN.

“Generated Data” means all information, data, analyses and reports generated by the various applications of the UIQ System (such as DRM, AMM, etc.), including, but not limited to events, event responses (including confirmation of event receipt), Endpoint reads, NAN status, Equipment configuration/status, etc.

“HAN” means and includes Home Area Network, which is a network that enables communication between the Integrated Meter and one or more HAN Devices.

“HAN Devices” means and includes third-party devices that are owned by OG&E or End Customers, and are or will be connected to the HAN at End Customers’ premises. ***

OG&E_SSN DR SOW final 03/2/11	Silver Spring Networks Confidential

***

“IP” means Internet Protocol.

“NAN” means Neighborhood-Area-Network, which is a network comprised of all communicating components within a distribution domain such as smart meters located at homes and businesses as part of a mesh communication network.

“RF” means radio frequency.

***

“Tier 1 Support” means and includes support provide by OG&E’s employees (typically called “Customer Support Supervisors” or “CSR Supervisors”) to OG&E’s staff (typically called “Customer Support Representatives” or “CSRs”) who provide support to End Customers. ***

“Tier 2 Support” means and includes support provided by Silver Spring’s Customer Support staff to OG&E’s Customer Support Coordinators or Customer Support Supervisors.

Equipment

***

Software

***

1.	TASK 1 – PROGRAM MANAGEMENT

1.1.	Project Management

1.1.1.	Silver Spring Responsibilities. Silver Spring will ***

1.1.2.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

2.1.	***

2.2.	Deployment Support.

2.2.1.	***

2.2.2.	***

2.2.2.1.	OG&E Responsibilities. OG&E will perform each of the following tasks.

***

2.2.3.	***

2.2.3.1.	Silver Spring Responsibilities. Silver Spring will ***

2.2.3.2.	OG&E Responsibilities. OG&E will perform each of the following remote tasks.

***

2.3.	HAN Device Deployment

2.3.1.	***

OG&E_SSN DR SOW final 03/2/11	Silver Spring Networks Confidential

2.3.1.1.	Joint Responsibilities.

2.3.1.1.1.	***

2.3.1.2.	Silver Spring Responsibilities. ***

2.3.1.3.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

2.4.	*** [Remainder of page redacted and 2 additional pages redacted]

3.	TASK 3 – APPLICATION DEPLOYMENT

3.1.	***

3.1.1.	***

3.1.2.	***

3.1.3.	***

3.1.3.1.	Joint Responsibilities. Silver Spring and OG&E will work together to perform each of the following tasks:

***

3.1.3.2.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:

***

3.1.3.3.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

3.1.4.	Design Phase – DRM Integration Design

3.1.4.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:

***

3.1.4.2.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

3.1.5.	Execution Phase – DRM Integration Execution

3.1.5.1.	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:

***

3.1.5.2.	OG&E Responsibilities. OG&E will perform each of the following tasks:

***

3.1.6.	Testing Phase – Acceptance ***

3.2.	Operations Training

3.2.1.	Silver Spring Responsibilities. Silver Spring will ***

OG&E_SSN DR SOW final 03/2/11	Silver Spring Networks Confidential

3.3.	Milestones.

Milestone	Responsibility	Target Completion Date
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[1]	***

4.1.	Software Support. ***

4.2.	Application Hosting and Management.

***

4.3.	Monitoring and Management of the Field Network and WAN Backhaul.

***

4.4.	***

4.4.1.	OG&E Responsibilities.

***

4.5.	Other Tasks and Provisions regarding Ongoing Maintenance and Management.

***

General Assumptions

***

[End]

OG&E_SSN DR SOW final 03/2/11	Silver Spring Networks Confidential

SIGNATURES

Oklahoma Gas & Electric Company (OG&E)	SILVER SPRING NETWORKS, INC. (“Silver Spring”)

***	***

OG&E_SSN DR SOW final 03/2/11	Silver Spring Networks Confidential

OGE Demand Response
Exhibit 1 Pricing

*** [Remainder of page redacted and 5 additional pages redacted]

OG&E_SSN DR SOW final 03/2/11	Silver Spring Networks Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
STATEMENT OF WORK – OG&E DR SMART STUDY 2011 PILOT Exhibit “2” ACCEPTANCE CRITERIA

*** [Remainder of page redacted and 1 additional page redacted]

OG&E_SSN DR SOW final 03/2/11	Silver Spring Networks Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
STATEMENT OF WORK – OG&E DR SMART STUDY 2011 PILOT Exhibit “3” HAN DEVICE REQUIREMENTS

*** [Remainder of page redacted and 2 additional pages redacted]

OG&E_SSN DR SOW final 03/2/11	Silver Spring Networks Confidential

FAST-START SMART GRID PROJECT MASTER AGREEMENT
STATEMENT OF WORK – OG&E DR SMART STUDY 2011 PILOT Exhibit “4” INSTALLATION SERVICE LEVEL AGREEMENT

*** [Remainder of page redacted and 5 additional pages redacted]

OG&E_SSN DR SOW final 03/2/11	Silver Spring Networks Confidential